SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.__)

Filed by the Registrant  [X]

Filed by the Party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement
[ ]     Confidential, for Use of the Commission Only (as permitted by
        Rule 14a-6(e)(2))
[X]     Definitive Proxy Statement
[ ]     Definitive Additional Materials
[ ]     Soliciting Material Pursuant to ss. 240.14a-11(c) or ss.  240.14a-12

                         WYMAN PARK BANCORPORATION, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ ]     No fee required.

[X]     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

         1.      Title of each class of securities to which transaction applies:

                 Common stock; options to purchase common stock
         -----------------------------------------------------------------------
         2.      Aggregate number of securities to which transaction applies:

                 822,490 shares of common stock; 168,909 options
         -----------------------------------------------------------------------

         3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

                 $14.55 cash per share of common stock; $8.95 cash per option
         -----------------------------------------------------------------------

         4.      Proposed maximum aggregate value of transaction:

                 $13,478,965.05
         -----------------------------------------------------------------------

         5.      Total fee Paid:

                 $1,240.06
         -----------------------------------------------------------------------

[X]     Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1.       Amount previously paid:  $1,240.06
                                ------------------------------------------------

2.       Form, Schedule or Registration Statement No.:
                                                      --------------------------

3.       Filing Party:
                      ----------------------------------------------------------

4.       Date Filed:
                    ------------------------------------------------------------

                  [WYMAN PARK BANCORPORATION, INC. LETTERHEAD]


                               September 16, 2002



Dear Fellow Stockholder:

     On behalf of the Board of Directors and management of Wyman Park Bancorporation, Inc. (the "Company"), I cordially invite you to attend our 2002 Annual Meeting of Stockholders. The meeting will be held at 3:00 p.m., local time, on October 16, 2002 at our main office located at 11 West Ridgely Road, Lutherville, Maryland.

     At the meeting, you will be asked to consider and vote upon a proposal to approve an Agreement and Plan of Merger, dated as of July 9, 2002, between us and Bradford Bank, a federally-chartered savings bank, under which we will be merged into Bradford Bank. If the merger is completed, you will be entitled to receive $14.55 in cash for each share of our common stock that you own. Upon completion of the merger, you will no longer own any of our stock or any other interest in either us or Bradford Bank. Please note that completion of the merger is subject to certain conditions, including receipt of applicable regulatory approvals, customary closing conditions and the approval of our stockholders.

     THE BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THE MERGER AGREEMENT AND RECOMMENDS THAT YOU VOTE "FOR" ADOPTION OF THE MERGER AGREEMENT BECAUSE THE
BOARD BELIEVES IT TO BE IN THE BEST INTERESTS OF THE COMPANY AND THE STOCKHOLDERS. YOU ARE URGED TO CAREFULLY READ THE ACCOMPANYING PROXY STATEMENT WHICH PROVIDES IMPORTANT INFORMATION REGARDING THE MERGER AND RELATED MATTERS.

     In addition to the merger vote, the meeting will include the election of three directors to our Board of Directors and management's report to you on our fiscal year 2002 financial and operating performance.

     Under Delaware law and our Charter, a majority of the outstanding shares of our common stock entitled to vote at the meeting must approve the merger. Thus, a failure to vote or a decision to abstain will have the same effect as a vote against the merger. Your vote is important, and I urge you to exercise your rights as a stockholder to vote and participate in this process.

     Whether or not you attend the meeting, please complete, sign and date the enclosed proxy card and return it in the postage prepaid envelope provided. This will save us the additional expense in soliciting proxies and will ensure that your shares are represented. Please note that you may vote in person at the meeting even if you have previously returned the proxy card.

     On behalf of the Board of Directors, I wish to thank you for your prompt attention to this important matter.

                                          Sincerely,


                                          /s/ Ernest A. Moretti


                                          ERNEST A. MORETTI
                                          President and Chief Executive Officer

                         WYMAN PARK BANCORPORATION, INC.
                              11 West Ridgely Road
                           Lutherville, Maryland 21093
                                 (410) 252-6450


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                         To be held on October 16, 2002

     Notice is hereby given that our 2002 Annual Meeting of Stockholders (the "Meeting") of Wyman Park Bancorporation, Inc., also referred to as "us," "we" or the "Company," will be held at our main office located at 11 West Ridgely Road, Lutherville, Maryland at 3:00 p.m., Lutherville, Maryland time, on October 16, 2002.

          A Proxy Card and a Proxy Statement for the Meeting are enclosed.

          The Meeting is for the purpose of considering and acting upon:

          1.   The election of three (3)  directors  to our Board of  Directors;
               and

          2. The approval and adoption of an Agreement and Plan of Merger dated July 9, 2002, also referred to as the "Merger Agreement," between, on the one hand, us and our subsidiary Wyman Park Federal Savings & Loan Association, also referred to as "Wyman Park Federal," and, on the other hand, Bradford Bank. Under the Merger Agreement, (i) Wyman Park Federal and we will merge with and into Bradford Bank, with Bradford Bank surviving the merger,
               (ii) each outstanding share of our common stock will be converted into the right to receive $14.55 in cash, and (iii) each outstanding option to acquire our common stock will be converted into the right to receive $14.55 in cash, less the option's exercise price; and

          3. Such other matters as may properly come before the Meeting, or any adjournments thereof.

     The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which the Meeting may be adjourned. Stockholders of record at the close of business on August 30, 2002, which is our record date for this Meeting, are the stockholders entitled to vote at the Meeting and any adjournments thereof.

     You are requested to complete and sign the enclosed proxy card, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.

                                             BY ORDER OF THE BOARD OF DIRECTORS


                                             /s/ Charmaine Snyder


                                             Charmaine Snyder
                                             Corporate Secretary

Lutherville, Maryland
September 16, 2002

IMPORTANT: YOUR PROMPT RETURN OF YOUR PROXY CARD TO US WILL SAVE US THE EXPENSE OF FURTHER REQUESTS FOR PROXIES NEEDED TO ENSURE A QUORUM AT THE MEETING. WE HAVE ENCLOSED A SELF-ADDRESSED ENVELOPE FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF YOU MAIL US YOUR PROXY CARD WITHIN THE UNITED STATES.

                                 PROXY STATEMENT

                         WYMAN PARK BANCORPORATION, INC.
                              11 West Ridgely Road
                           Lutherville, Maryland 21093
                                 (410) 252-6450


                         ANNUAL MEETING OF STOCKHOLDERS
                                October 16, 2002


     This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Wyman Park Bancorporation, Inc. (the "Company"), the parent company of Wyman Park Federal Savings & Loan Association (the "Association"), of proxies to be used at our Annual Meeting of Stockholders (the "Meeting"), which will be held at our main office located at 11 West Ridgely Road, Lutherville, Maryland on October 16, 2002, at 3:00 p.m., local time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting and this Proxy Statement are first being mailed to stockholders on or about September 16, 2002.

     At the Meeting, you will be asked to consider and vote upon proposals to

     o    elect three (3) directors to our Board of Directors; and

     o approve the Agreement and Plan of Merger, dated as of July 9, 2002, by and among Bradford Bank, the Company and the Association (the "Merger Agreement"), and the transactions contemplated thereby. A copy of the Merger Agreement is attached to this Proxy Statement as Appendix B.

     The Merger Agreement provides for the acquisition of the Company and the Association by Bradford Bank through a series of mergers and liquidations. As a result of the mergers, collectively referred to as the "Merger," each share of common stock will be converted into the right to receive $14.55 in cash (the "Merger Consideration"). In addition, each option to acquire common stock will be converted into the right to receive the Merger Consideration, less the exercise price of the option. After the Merger, Bradford Bank will be the sole surviving bank. The Company and the Association will no longer exist. The Merger cannot occur unless a majority of the outstanding shares of our common stock entitled to vote at the Meeting approves it.

     For a more complete description of the Merger Agreement and the terms of the Merger, see "Proposal II - Approval of the Merger."

     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES REGULATOR HAS DETERMINED THAT THIS DOCUMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

     YOU SHOULD BE AWARE THAT THIS IS A COMPLICATED TRANSACTION. WE URGE YOU TO CAREFULLY READ AND CONSIDER THIS DOCUMENT IN ITS ENTIRETY.

                The date of this document is September 16, 2002.



                                                   Table of Contents

                                                                                                             Page


QUESTIONS AND ANSWERS ABOUT THE MERGER...........................................................................1

SUMMARY..........................................................................................................4

GENERAL INFORMATION..............................................................................................7

         Annual Meeting..........................................................................................7

         Vote Required and Proxy Information.....................................................................7

         Voting Securities and Principal Holders of Securities...................................................7

PROPOSAL I - ELECTION OF DIRECTORS...............................................................................9

PROPOSAL II - APPROVAL OF THE MERGER............................................................................13

         General................................................................................................13

         The Merger.............................................................................................13

         The Companies..........................................................................................13

         Background; Reasons for the Merger; Recommendation of the Board of Directors...........................14

         Opinion of Financial Advisor...........................................................................16

         Conduct of Business if the Merger is Not Consummated...................................................20

         Regulatory Filings and Approvals.......................................................................20

         Terms of the Merger....................................................................................20

         Interests of Directors and Executive Officers..........................................................25

         Conditions to the Merger...............................................................................26

         Dissenters' Rights of Appraisal........................................................................26

         Material Federal Income Tax Consequences...............................................................28

         Certain Related Agreements.............................................................................29

         Where You Can Find More Information....................................................................29

INDEPENDENT ACCOUNTANTS.........................................................................................30

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE.........................................................30

STOCKHOLDER PROPOSALS...........................................................................................30

OTHER MATTERS...................................................................................................31


                                   APPENDICES

Appendix A........Audit Committee Report
Appendix B........Agreement and Plan of Merger
Appendix C........Opinion of Trident Securities
Appendix D........Section 262 of the Delaware General Corporation Law





                     QUESTIONS AND ANSWERS ABOUT THE MERGER

Q: WHY IS THE MERGER PROPOSED?

A: We believe that the consideration being offered to our stockholders is fair and that Bradford Bank is a sound merger partner. Bradford Bank wants to serve its customers in our market areas more effectively and expand its presence in those areas.

Q: WHAT WILL I RECEIVE IN THIS MERGER?

A: Assuming the Merger is consummated, you will receive $14.55 in cash in exchange for each share of common stock that you own. This amount is subject to reduction to the extent our total liability resulting from terminating our participation in our pension plan prior to the Merger exceeds $100,000.

Q: IF I DO NOT FAVOR THE TRANSACTION, WHAT ARE MY RIGHTS?

A: If you were a stockholder as of the record date (August 30, 2002) and you do not vote in favor of the Merger Agreement, you will have the right under Delaware General Corporation Law to dissent and seek a separately appraised amount for your shares. This option will be available only if you comply with all the appropriate legal requirements. Please read carefully Section 262 of the Delaware General Corporation Law attached to this Proxy Statement as Appendix D. These requirements are also summarized in "Proposal II - Approval of the Merger
- Dissenters' Rights of Appraisal." The appraised value of a share of common stock could be more or less than the proposed merger price of $14.55 per share.

Q: WILL I OWE ANY FEDERAL INCOME TAX AS A RESULT OF THE MERGER?

A: For federal income tax purposes, you may have a gain or loss, which could be treated as ordinary or capital in nature for federal tax purposes, with respect to the cash payment you receive. If you have a gain, then you may have income tax liability because you will receive cash for your shares. Your gain or loss per share will be the difference between $14.55 and your basis in your shares. You should consult your tax advisor for information regarding the tax consequences of the Merger to you. See "Proposal II - Approval of the Merger - Material Federal Income Tax Consequences."

Q: WHEN DO YOU EXPECT THE MERGER TO BE COMPLETED?

A: We plan to complete the transaction as soon as possible after the Meeting, assuming the required stockholder approval is obtained. The transaction is also subject to the applicable regulatory approvals and the satisfaction of other customary closing conditions. We currently expect the transaction to be completed in the fourth quarter of 2002.

Q: WHAT IS THE BOARD OF DIRECTORS' RECOMMENDATION?

A: Your Board of Directors unanimously recommends that you vote FOR approval of the Merger Agreement at the Meeting.

Q: WHAT DO I NEED TO DO NOW?

A: After carefully reading this Proxy Statement, indicate on your enclosed proxy card how you want your shares to be voted. Then sign, date and mail your proxy card in the enclosed return envelope as soon as possible so that your shares will be represented at the Meeting.

Q: WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL OWNER?

A: Many of our stockholders hold their shares through a stockbroker, bank or other nominee rather than directly in their own name, i.e., of record. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

         Stockholder of Record

          If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the stockholder of record and these proxy materials are being sent directly to you by us. As a stockholder of record, you have the right to grant your proxy directly to us or to vote in person at the Meeting. We are enclosing a proxy card for your use.

         Beneficial Owner

          If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of the shares held in "street name" and these proxy materials are being forwarded to you by your broker or nominee, who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your broker on how to vote. Your broker or nominee has enclosed a voting instruction card for your use. If you are a stockholder whose shares are not registered in your own name, you will need additional documentation from your broker if you wish to attend the Meeting and vote your shares at the Meeting.

Q: IF MY SHARES ARE HELD IN "STREET NAME" BY MY BROKER, WILL MY BROKER VOTE MY SHARES FOR ME?

A: Your broker will vote your shares only if you provide instructions on how to vote. Otherwise, your shares will not be voted for or against the Merger but will have the effect of a vote against the Merger. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares.

Q: MAY I CHANGE MY VOTE AFTER I HAVE MAILED MY SIGNED PROXY CARD?

A: Yes. You may change your vote at any time before your proxy is voted at the Meeting. If you are the record holder of the shares, you can do this in three ways:

     o send us a written statement that you would like to revoke your proxy, provided that we receive your written statement prior to the date of the Meeting;
     o send us a new signed and later-dated proxy card, provided that we receive your signed and later-dated proxy card prior to the date of the Meeting; or
     o attend the Meeting and vote in person; however, your attendance alone will not revoke your proxy.

          For shares held beneficially by you, but not as record holder, you may only change your vote by submitting new voting instructions to your broker or nominee. Alternatively, you can attend the Meeting and vote in person, but you should consult your broker for required proof of ownership if you intend to do so.

Q: HOW CAN I VOTE MY SHARES IN PERSON AT THE MEETING?

A: Shares held directly in your name as the stockholder of record may be voted in person at the Meeting. If you choose to attend, please bring the enclosed proxy card or proof of identification.

Q: HOW WILL MY SHARES BE VOTED IF I RETURN A BLANK PROXY CARD?

A: If you are the record holder of the shares and you sign and send in your proxy and do not indicate how you want to vote, your proxy will be counted as a vote in favor of the Merger.

Q: WHAT WILL BE THE EFFECT IF I DO NOT VOTE?

A: Not voting will have the same effect as voting against the Merger.

Q: SHOULD I SEND IN MY STOCK CERTIFICATE NOW?

A: No. If the Merger is completed, you will receive written instructions for exchanging your share certificates.

Q: WHAT STOCKHOLDER VOTE IS REQUIRED TO APPROVE THE MERGER AGREEMENT?

A: The Merger must be approved by the holders of a majority of the outstanding shares of our common stock entitled to vote at the Meeting.

Q: WHO CAN ANSWER MY QUESTIONS ABOUT THE MERGER OR HOW I SHOULD SUBMIT MY PROXY?

A: If you have more questions about the Merger or how to submit your proxy, please call Ernest A. Moretti, our President and Chief Executive Officer, at
(410) 252-6450.

                                     SUMMARY

     This summary highlights selected information from this document. It may not contain all of the information that is important to you. To understand the Merger more fully and for a complete description of the legal terms of the Merger, you should read carefully this entire document and the other documents to which we refer in this Proxy Statement, including the Merger Agreement that is attached to this Proxy Statement as Appendix B. Section references are included in this summary to direct you to a more complete description of topics discussed in this document.

     Throughout this document, the term "Company," "we" or "us," or any form of those terms, means Wyman Park Bancorporation, Inc. and its subsidiaries. When we use the terms "Wyman Park Federal" or "the Association," it means our wholly-owned subsidiary Wyman Park Federal Savings & Loan Association. The term "Merger Agreement" refers to the Agreement and Plan of Merger, dated as of July 9, 2002, by and among Bradford Bank, us and the Association, a copy of which is attached to this Proxy Statement as Appendix B. Further, the term "Merger" refers to the proposed merger of the Company and the Association with and into Bradford Bank under the terms of the Merger Agreement. If the Merger is consummated, we will be acquired by Bradford Bank in a merger in which Bradford Bank will be the surviving corporation. Following the Merger, we will be liquidated into Bradford Bank, after which the Association will be merged with and into Bradford Bank.

Reasons for the Merger

     Your Board of Directors has proposed the Merger because it believes the Merger is in your best interests. See "Proposal II - Approval of the Merger - Background; Reasons for the Merger; Recommendation of the Board of Directors."

Opinion of Financial Advisor

     In deciding to approve the Merger, your Board of Directors considered, among other things, the July 9, 2002 opinion of our financial advisor, Trident Securities, a division of McDonald Investments Inc., that the financial consideration to be received by our stockholders in the Merger is fair to the stockholders from a financial point of view. A written opinion of Trident Securities, affirming its earlier opinion as of the date of this Proxy Statement, is attached as Appendix C to this document. We encourage you to read the attached opinion. See "Proposal II - Approval of the Merger - Opinion of Financial Advisor."

Consideration to be Paid in the Merger

     In the Merger, unless you properly exercise your dissenters' appraisal rights, you will receive $14.55 in cash for each share of common stock you own. This amount is subject to reduction to the extent our total liability resulting from terminating our participation in our pension plan in connection with the Merger exceeds $100,000. Holders of options to acquire shares of our common stock will receive, in the Merger, $14.55 in cash (subject to reduction as noted above), less the amount of the option's exercise price. We encourage you to read the Merger Agreement because it is the legal document that governs the Merger.

Vote Required

     The affirmative vote of the holders of at least a majority of the outstanding shares of our common stock entitled to vote at the Meeting is required to adopt the Merger Agreement. Our directors and executive officers are entitled to vote 148,042 shares, or approximately 18%, of our outstanding common stock. In connection with the execution of the Merger Agreement, our directors and executive officers executed a voting agreement, also referred to as a Support Agreement, which requires them to vote their shares in favor of adoption of the Merger Agreement. See "General Information - Vote Required and Proxy Information."

Dissenters' Rights

     Under Delaware law, you have dissenters' appraisal rights with respect to your common stock. If you do not wish to accept the $14.55 per share merger consideration, you can dissent from the Merger and instead choose to have the fair value of your shares judicially determined and paid to you in cash. However, in order to exercise your rights, you must follow specific procedures. You should carefully read Section 262 of the Delaware General Corporation Law which is included as Appendix D. For additional information on your dissenters' rights, see "Proposal II - Approval of the Merger - Dissenters' Rights of Appraisal."

Recommendation to Stockholders

     Your Board of Directors unanimously recommends that you vote FOR the adoption of the Merger Agreement and approval of the transactions contemplated by the Merger Agreement, including the Merger, so that the Merger may be consummated. See "Proposal II - Approval of the Merger - Background; Reasons for the Merger; Recommendation of the Board of Directors."

Interests of Directors and Executive Officers

     Our directors and executive officers have interests in the Merger in addition to the interests of all other stockholders. Those interests include the following:

     o Messrs. Ernest Moretti and Ronald Robinson and Mmes. Charmaine Snyder and Joanne Sheckells will be able to exercise change in control provisions under the terms of their existing contracts and therefore be eligible to receive severance payments after the Merger.

     o Bradford Bank will continue the directors' and officers' liability insurance of our Board of Directors and officers for six (6) years after the effective time of the Merger.

     o Two of our directors will be appointed to serve as directors on Bradford Bank's Board of Directors upon the completion of the Merger.

     o If Mr. Moretti exercises his rights under the Association's Executive Supplemental Retirement Plan after the Merger, Mr. Moretti's benefits under such Executive Supplemental Retirement Plan will be a lump sum equivalent of $707,216, which amount shall be payable in a lump sum or in non-annuity installments.

For additional information, see "Proposal II - Approval of the Merger - Interests of Directors and Executive Officers."

Material Federal Income Tax Consequences

     You may recognize a gain or loss, taxable as ordinary income or capital gain, equal to the aggregate amount of the cash consideration you receive in the Merger, less the aggregate amount of your tax basis in your shares of common stock. No ruling has been or will be sought from the Internal Revenue Service as to the federal income tax consequences of the Merger. The tax consequences of the Merger to you may vary depending upon the facts of your own situation. You should consult your own tax advisor to understand fully the tax consequences of the Merger to you. See "Proposal II - Approval of the Merger - Material Federal Income Tax Consequences."

Conditions to Completing the Merger

     Completion of the Merger depends upon the satisfaction of a number of conditions, including, among others, the following:

     o approval by at least a majority of the outstanding shares of common stock entitled to vote at the Meeting;

     o approval of the transaction by the Office of Thrift Supervision, or "OTS"; and

     o acceptance by Bradford Bank of all conditions, if any, imposed by the OTS as a condition of approval.

     To the extent permitted by law, the Merger Agreement provides that certain of the closing conditions may be waived by the party entitled to assert them. Your Board of Directors does not currently intend to seek stockholder approval of any waiver of any condition. For additional information on conditions to completing the Merger, see "Proposal II - Approval of the Merger - Conditions to the Merger."

Required Regulatory Approvals

     Consummation of the Merger is subject to approval by the OTS. We have made a filing with the OTS for this purpose.

Termination of the Merger Agreement

     The Merger Agreement may be terminated for a number of reasons, including, among others, the following:

     o    by mutual written consent of Bradford Bank and us;

     o by the Board of Directors of Bradford Bank, the Company or the Association if the Merger is not completed on or before February 28, 2003, or if any of the conditions of the Merger are not satisfied; or

     o by either Bradford Bank or us if the other party breaches the Merger Agreement and fails to correct the breach in a timely manner.

For additional information on termination, see "Proposal II - Approval of the Merger - Terms of the Merger."

Conduct of the Business if the Merger is not Consummated

     We expect that, if the Merger is not consummated, we will continue to operate our business and that of the Association in the same manner as they were operated prior to entering into the Merger Agreement. See "Proposal II -
Approval of the Merger - Conduct of the Business if the Merger is not Consummated."

Election of Directors

     If the Merger is not consummated for any reason, your Board of Directors expects to continue the Company's and the Association's business. Accordingly, you are being asked to elect the proposed directors, each to serve until the Merger is consummated or, if the Merger is not consummated for any reason, for a term of three years, and until their respective successors have been elected and qualified. The directors are elected by a plurality of the votes cast. See "Proposal I - Election of Directors."

                               GENERAL INFORMATION

         Annual Meeting

     This Proxy Statement is being furnished to you in connection with the solicitation of proxies by the Board of Directors to be used at the Meeting, which will be held at our main office located at 11 West Ridgely Road, Lutherville, Maryland on October 16, 2002, at 3:00 p.m., local time, and all adjournments of the Meeting. At the Meeting, you will be asked to consider and vote upon proposals to:

     o    elect three directors to our Board of Directors; and

     o    approve the Merger Agreement and the Merger.

This Proxy Statement is accompanied by a proxy card for your use at the Meeting.

Vote Required and Proxy Information

     All shares of the common stock represented at the Meeting by properly executed proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed proxies will be voted FOR the director nominees set forth in this Proxy Statement and FOR the Merger and Merger Agreement. We do not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed proxy card and acting thereunder will vote on such matters at the direction of the Board of Directors.

     The directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. The Merger requires the approval of a majority of the outstanding shares of the common stock entitled to vote at the Meeting. Proxies marked to abstain with respect to a proposal have the same effect as votes against a proposal. Broker non-votes have no effect on the vote for directors, but have the same effect as a vote against the Merger. One-third of the shares of the common stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Abstentions and broker non-votes are counted for purposes of determining a quorum.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by:

     o filing with our Corporate Secretary at or before the Meeting a written notice of revocation bearing a later date than the proxy;

     o duly executing a subsequent proxy relating to the same shares and delivering it to our Corporate Secretary at or before the Meeting; or

     o attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy).

Any written notice revoking a proxy should be delivered to Corporate Secretary, Wyman Park Bancorporation, Inc., 11 West Ridgely Road, Lutherville, Maryland 21093 and must be received in advance of the Meeting.

Voting Securities and Principal Holders of Securities

     Stockholders of record as of the close of business on August 30, 2002, the "Record Date," will be entitled to one vote for each share of common stock then held. As of that date, there were 822,490 shares of common stock issued and outstanding. The following table sets forth, as of the Record Date, information regarding share ownership of those persons or entities known by management to beneficially own more than 5% of the common stock and the share ownership of all directors and executive officers of the Company and the Association as a group.

                                                       Shares
                                                    Beneficially        Percent
                 Beneficial Owner                     Owned(1)          of Class
                 ----------------                     --------          --------

      Wyman Park Bancorporation, Inc.'s                 143,013           17.39%
       Employee Stock Ownership Plan(2)

      Directors and executive officers of the Company   268,120           28.47%
      and the Association, as a group (11 persons)(3)


     (1) Beneficial ownership, for federal securities law purposes, means having the right to vote shares, or having the right to make investment decisions about the shares such as disposing of the shares.
     (2) The amount reported represents shares held by the Employee Stock Ownership Plan ("ESOP"), 75,540 of which have been allocated to accounts of participants through June 30, 2002. Messrs. Allan B. Heaver, H. Douglas Huether and John K. White, the Trustees of the ESOP, may be deemed beneficially to own the 67,473 shares held by the ESOP that have not been allocated to the participants. The Trustees have no independent voting or dispositive powers as to the shares allocated to the participants.
     (3) Amount includes shares held directly, as well as shares held jointly with family members, shares held in retirement accounts, shares allocated to the ESOP accounts of the group members, held in a fiduciary capacity or by certain family members, with respect to which shares the group members may be deemed to have sole voting and/or investment power. Also includes shares as to which the respective director has options for purchase and the options are exercisable within 60 days of the Record Date.

                       PROPOSAL I - ELECTION OF DIRECTORS

     Our Board of Directors is presently composed of nine members, each of whom is also a director of the Association. Directors are elected to serve for three-year terms or until their respective successors shall have been elected and shall qualify, with one-third of the directors elected annually. If the Merger, as described in Proposal II below, is approved by the stockholders, then our directors will only serve until the Merger is completed. See "Proposal II - Approval of the Merger."

     The following table sets forth certain information regarding our Board of Directors, including their terms of office and the nominees for election as directors. It is intended that the proxies solicited on behalf of the Board of Directors (other than proxies in which the vote is withheld as to the nominees) will be voted at the Meeting FOR the election of the nominees identified in the following table. If such nominees are unable to serve, the shares represented by all such proxies will be voted for the election of such substitutes as the Board of Directors may recommend. At this time, the Board of Directors knows of no reason why the nominees might be unable to serve, if elected. Except as described herein, there are no arrangements or understandings between any director or nominee and any other person pursuant to which such director or nominee was selected.

The Board of Directors recommends a vote "FOR" each of the nominees listed below.


                                                                             Current      Shares of Common
                                                                             Term of     Stock Beneficially    Percent
                                                                 Director     Office          Owned at           Of
                Name             Age(1)     Position(s) Held      Since      Expires       Record Date(2)       Class
                ----             ------     ----------------      -----      -------       --------------       -----

                                            NOMINEES FOR TERMS TO EXPIRE IN 2005
     Ernest A. Moretti             61    Director, President       1989        2002            87,348          10.13%
                                         and Chief Executive
                                         Officer
     John K. White                 70    Director                  1987        2002            15,109           1.82%
     G. Scott Barhight             45    Director                  1996        2002            10,459           1.38%


                                               DIRECTORS CONTINUING IN OFFICE
     John R. Beever                69    Director                  1984        2003            20,109           2.42%
     Albert M. Copp                67    Director                  1992        2003            11,269           1.36%
     Gilbert D. Marsiglia, Sr.     64    Director                  1988        2003            14,609           1.76%
     Allan B. Heaver               50    Chairman of the Board     1983        2004            17,110           2.06%
     H. Douglas Huether            76    Director                  1965        2004            22,109           2.66%
     Jay H. Salkin                 63    Director                  1995        2004            25,309           3.05%


(1)  At June 30, 2002.
(2) For the definition of beneficial ownership, see Footnotes 1 and 3 of the preceding table.

     The business experience of each director is set forth below. All directors have held their present positions for at least the past five years, except as otherwise indicated.

     Ernest A. Moretti. Mr. Moretti is President and Chief Executive Officer of the Association, a position he has held since 1989, and is also President and Chief Executive Officer of the Company.

     John K. White. For over 25 years prior to his retirement in 1996, Mr. White served as Executive Vice President and also served as a member of the Board of Directors of the Baltimore Life Insurance Company and Life of Maryland Insurance. From 1996-98, Mr. White was the owner's representative on a construction project for Villa Julie College.

     G. Scott Barhight. Mr. Barhight has been a partner with the law firm of Whiteford, Taylor & Preston, LLP located in Towson, Maryland, since 1992.

     John R. Beever. Mr. Beever has been retired since 1996. From 1967 until that time, Mr. Beever served as President and Chairman of the Board of John Dittmar & Sons, Inc., a manufacturer of architectural woodwork headquartered in Baltimore, Maryland.

     Albert M. Copp. Since 1983, Mr. Copp has been a co-owner and president of Woodhall Wine Cellars. He is also a principal of Woodhall Associates, a land management consulting firm.

     Gilbert D. Marsiglia, Sr. Mr. Marsiglia is the President of the real estate brokerage firm of Gilbert D. Marsiglia & Co., Inc. located in Lutherville, Maryland, a position he has held since 1973.

     Allan B. Heaver. Since 1986, Mr. Heaver has served as the Managing General Partner of Heaver Properties, a commercial real estate management/development company located in Lutherville, Maryland.

     H. Douglas Huether. Since 1970, Mr. Huether has served as President of Independent Can Company, a metal can manufacturing company located in Bel Camp, Maryland and is currently its Chairman of the Board.

     Jay H. Salkin. Since 1981, Mr. Salkin has served as Senior Vice President - Branch Manager of Advest, Inc., an investment brokerage company. The branch is located in Lutherville, Maryland. Mr. Salkin is on the Board of Directors of Advest, Inc., the principal subsidiary of Advest Group, Inc.

Executive Officers Who are not Directors

     Officers are elected annually by our Board of Directors. The business experiences of the executive officers who are not also directors are set forth below.

     Ronald W. Robinson. Mr. Robinson, age 57, currently serves as Treasurer of the Association and as the Chief Financial Officer of the Company. Mr. Robinson has been employed by the Association since 1990 and by the Company since its formation.

     Charmaine M. Snyder. Ms. Snyder, age 45, serves as the Association's Corporate Secretary and Loan Servicing Manager and Corporate Secretary of the Company. Ms. Snyder has been employed by the Association since 1976 and by the Company since its formation.

Meetings and Committees of the Board of Directors

     The Board of Directors meets at least monthly. During the fiscal year ended June 30, 2002, the Board of Directors held 12 meetings. No director attended fewer than 75% of the total meetings of the Board of Directors and committees on which such Board member served during this period.

     The Company has various standing committees, including nominating, audit and compensation committees.

     The entire Board of Directors acts as the nominating committee to nominate candidates for membership on the Board of Directors. During fiscal year 2002, the Board met once in its capacity as a nominating committee.

     The audit committee consists of Directors Heaver, Marsiglia and Salkin. Each of the directors who serves on the audit committee is "independent" of the Company, as the term "independent" is defined under Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers, Inc. The audit committee meets annually to review our annual audit as conducted by our independent accountants and to recommend the appointment by the Board of Directors of independent accountants for the following fiscal year. This committee met twice in fiscal year 2002.

     The compensation committee meets on an as-needed basis, but at least once during a fiscal year for the purpose of reviewing officers' salaries and bonuses. This committee met two times during fiscal year 2002. The members of this committee are Directors Copp, Heaver, Huether, Moretti and White. Mr. Moretti recuses himself from any deliberations or votes of the committee involving his own compensation.

Director Compensation

     Directors are currently not compensated for membership on the Board of Directors. Each director of the Company is also a director of the Association and, in that capacity, is currently paid a fee of $575 for each regular meeting attended. Non-employee directors also receive committee fees of $175 for each committee meeting attended. Directors who are also employees of the Company or the Association receive fees for Board meetings but do not receive fees for participation on any committees.

Executive Compensation

     The Company has not paid any compensation to its executive officers since its formation. The following table sets forth information concerning the compensation paid or granted to the Association's Chief Executive Officer. No other executive officer of the Company has aggregate compensation (salary plus bonus) in excess of $100,000 in fiscal year 2002.



                                               Summary Compensation Table
                                               --------------------------
                                                                                      Long-Term
                                                                                    Compensation
                                          Annual Compensation                          Award
                                          -------------------                          -----

                                                                             Restricted
      Name and Principal                                     Other Annual       Stock     Options/       All Other
           Position              Year  Salary($)  Bonus($)  Compensation($)  Award($)(1)  SARs(#)     Compensation($)
           --------              ----  ---------  --------  ---------------  -----------  -------     ---------------

Ernest A. Moretti,               2002   $115,000  $21,796         ---            ---        ---         $102,306(2)
  President, Chief Executive     2001    115,000  17,448          ---            ---        ---            89,122
  Officer and Director           2000    115,000  20,145          ---            ---        ---            82,243


-------------------------------

(1) Dividends on such shares are payable to the individual in either cash or common stock of the company, at the discretion of the trustees of the Company's Revenue Recognition and Retention Plan.

(2) Includes $5,513 of life, health and disability premiums paid by the Association, $3,004 paid by the Association in discretionary contributions pursuant to the Association's 401(k) Plan, $28,876 to fund the executive supplemental retirement plan for Mr. Moretti, the value of a car provided to Mr. Moretti of $1,372, the $56,641 value of 5,608 shares allocated to Mr. Moretti under the Company's ESOP at June 30, 2002, and $6,900 in fees paid to Mr. Moretti in his capacity as a director of the Association.

     Aggregated Option Exercises in Fiscal Year 2002 and Year-End Option Values. The following table sets forth information concerning the value of options held by the named executive officers at the end of the fiscal year.


                                                                       Number of Securities
                                                                      Underlying Unexercised          Value of Unexercised
                                                                    Options at Fiscal Year End      In-the-Money Options at
                            Shares Acquired on        Value          Exercisable/Unexercisable        Fiscal Year End (a)
           Name                Exercise (#)        Realized ($)         (Number of Shares)         Exercisable/Unexercisable
           ----                ------------        ------------         ------------------         -------------------------

Ernest Moretti                      ---                ---                 39,745/9,936                 $178,853/$44,712


(a) Represents the difference between fair market value of underlying common stock at year-end (based on the most recent sales price known to management) and the exercise price. Options are in-the-money if the fair market value of the underlying securities exceeds the exercise price of the option and out-of-the-money if the exercise price of unexercisable options exceeds current fair market value.

     Employment Agreement. The Association has an employment agreement with Mr. Moretti for his services as its President which provides for a salary of $115,000, contains bonus provisions tied to the Association's performance and has a term of three years (subject to an annual extension for an additional year following an annual performance review and approval by the Board of Directors). The agreement provides that under certain circumstances, including a change in control, Mr. Moretti would be entitled, subject to certain limitations, to a severance payment in lieu of salary equal to a percentage of his base amount of compensation, as defined in the agreement, plus health benefits during the remaining term of the agreement. The contract provides for termination at any time by the Board of Directors, upon Mr. Moretti's death, for cause or in certain events specified by regulations of the Office of Thrift Supervision and other federal banking laws. The employment agreement is terminable by Mr. Moretti upon 90 days' notice to the Association.

     If there is a "change in control" of the Association, as that term is defined in the agreement, and Mr. Moretti's employment terminates involuntarily three (3) months before such change in control or within the later of 12 months after the change in control or the expiration date of the employment agreement, or if Mr. Moretti voluntarily terminates his employment within 90 days after the change in control (but not in the event of a termination for cause), the employment contract provides that Mr. Moretti will be paid 299% of his average annual taxable compensation over the preceding five-year period.

     Under the employment agreement, involuntary termination includes (i) a change in Mr. Moretti's principal workplace to a location outside of a 30-mile radius from the Association's principal executive office, (ii) a material demotion of Mr. Moretti, (iii) a material reduction in the number or seniority of the personnel reporting to Mr. Moretti, or a material reduction in the frequency with which, or in the nature of the matters for which, such personnel are to report to Mr. Moretti (other than as part of a general reduction in staff by the Company or the Association), (iv) a material adverse change in Mr. Moretti's salary, perquisites, benefits, contingent benefits or vacation, other than as part of an overall program applied uniformly and with equitable effect to all employees, and (v) a material permanent increase in Mr. Moretti's required hours of work or workload. If the Merger, as described in Proposal II below, is approved, the aggregate amounts payable to Mr. Moretti pursuant to this change in control provision would be approximately $470,000 (based on an assumed closing date on or before December 31, 2002).

     Executive Supplemental Retirement Plan. The Association adopted the Wyman Park Federal Savings & Loan Association Executive Supplemental Retirement Plan (the "SERP") for the benefit of Mr. Moretti. The SERP provides for payment of a specified amount to Mr. Moretti, as President of the Association, upon termination of Mr. Moretti's employment for any reason including a voluntary resignation or termination for cause ("Payment Event"). Upon such termination, Mr. Moretti will receive from the SERP an annual benefit, payable in 12 monthly installments over the greater of his life or 120 months, equal to 65% of the 5-year average of his highest annual compensation, less the annual amount he is entitled to under the defined benefit retirement plan provided by the Association. If the Merger, as described in Proposal II below, is approved, Mr. Moretti's benefits under the SERP will be fixed by the Merger Agreement to a lump sum equivalent of $707,216. See "Proposal II - Approval of the Merger - Interests of Directors and Executive Officers."

Certain Transactions

     The Association has followed a policy of granting loans to officers and directors. Loans to directors and executive officers are made in the ordinary course of business and on the same terms and conditions as those of comparable transactions with the general public prevailing at the time, in accordance with the Association's underwriting guidelines, and do not involve more than the normal risk of collectibility or present other unfavorable features.

                      PROPOSAL II - APPROVAL OF THE MERGER

General

     The following is a description of the terms of the Merger. This description does not purport to be complete and is qualified by reference to the Merger Agreement, which is attached to this proxy statement as Appendix B and which is incorporated into this description by reference. Consummation of the Merger is subject to approval by our stockholders, the receipt of OTS regulatory approval, and other conditions.

The Merger

     The Association and we entered into a Merger Agreement with Bradford Bank on July 9, 2002. Under the terms of this agreement, the Association and we would be merged into Bradford Bank, with Bradford Bank as the surviving entity. Our stockholders would receive $14.55 in cash in exchange for each share of common stock, and holders of our options would receive $14.55 in cash, less the exercise price of the options, for each option. The $14.55 amount is subject to reduction to the extent our total liability from terminating our participation in our pension plan prior to the Merger exceeds $100,000. If there is such a reduction, it will not require another stockholder vote on the Merger Agreement.

The Companies

Bradford Bank
6900 York Road
Baltimore, Maryland  21212-1550
(410) 377-9600

     Bradford Bank is a federally-chartered mutual savings bank with its principal executive offices in the Rogers Forge area of Baltimore County, Maryland. Its deposits are insured up to applicable limits by the Federal Deposit Insurance Corporation. It operates four banking offices in Maryland, including its main office in Baltimore County, Maryland, a branch in Baltimore City, Maryland, a branch in Ellicott City in Howard County, Maryland and one branch in Phoenix in Baltimore County, Maryland. At June 30, 2002, Bradford Bank had assets of $301 million, deposits of $264 million, and regulatory capital of $33 million.

     Bradford Bank is primarily engaged in the business of attracting deposits from the general public and investing such funds in permanent mortgage loans secured by one- to four-family residential real estate located primarily in central Maryland. Bradford Bank also originates consumer loans, home equity loans, home equity lines of credit and loans to small to medium sized businesses. Bradford Bank also invests in U.S. Government obligations, interest-bearing deposits in other financial institutions, mortgage-backed securities and other investments permitted by applicable law.

Wyman Park Bancorporation, Inc.
11 West Ridgely Road
Lutherville, Maryland  21093
(410) 252-6450

     We are a savings and loan holding company that is the sole stockholder of the Association. At June 30, 2002, the Company had assets of $71 million, deposits of $60 million and equity of $9.4 million.

Wyman Park Federal Savings & Loan Association
11 West Ridgely Road
Lutherville, Maryland  21093
(410) 252-6450

     The Association is a federally-chartered savings association with its principal executive offices in Lutherville, Maryland. Its deposits are insured up to applicable limits by the Federal Deposit Insurance Corporation.

The Association is primarily engaged in the business of attracting savings deposits from the general public and investing such funds in permanent mortgage loans secured by one- to four-family residential real estate located primarily in central Baltimore County and northern Baltimore City, Maryland. Through its branch office located in Glen Burnie, a suburb to the south of Baltimore, the Association also serves Anne Arundel County, Maryland. In addition to permanent mortgage loans, the Association also originates, to a lesser extent, loans for the construction of one- to four-family real estate, commercial loans secured by multi-family real estate (over four units) and nonresidential real estate, and consumer loans, including home equity lines of credit, home improvement loans, and loans secured by savings deposits. The Association invests in U.S. government obligations, interest-bearing deposits in other financial institutions, mortgage-backed securities, and other investments permitted by applicable law.

Background; Reasons for the Merger; Recommendation of the Board of Directors

     Background of the Merger. Since our initial public offering in 1998, we have focused on enhancing long-term stockholder value. As part of this process, we actively promoted our lending operations and increased our deposit base, and also considered the possibility of a sale or merger as one of a number of alternatives considered to generate competitive returns on your long-term investment in our stock. Among such alternatives was a capital dividend of $6.00 per share that we paid in 1999. The Board of Directors continued to analyze our long-term business plan on a periodic basis to determine whether, given prevailing regulatory and economic conditions and other factors, our long-term business strategies would generate the level of return to stockholders that could be realized through a sale of the Company. The prospect of heightened competition from larger commercial banks in our market area, especially following the consolidation of smaller community banks into larger regional and national banks, caused the Board of Directors in 2001 to again consider whether a sale or merger of the Company would be the most effective means of maximizing long-term stockholder value.

     On September 19, 2001, the investment banking firm of Trident Securities, which is a division of McDonald Investments Inc., met with the Board of Directors to present an update of trading and merger market conditions, our potential merger value and a list of potential merger partners. At its October 24, 2001 meeting, the Board of Directors unanimously approved the exploration of a merger and engaged Trident Securities to act as our financial advisor and to solicit indications of interest from third parties. Trident Securities met again with the Board of Directors on November 20, 2001 to review the merger process and potential strategies.

     In early January 2002, we discovered a significant embezzlement at the Association and took immediate steps to notify our regulator and the proper law enforcement personnel. The Board of Directors decided to postpone any further solicitations of indications of interest until the embezzlement had been resolved. In late March 2002, the Board of Directors authorized Trident Securities to resume solicitations. As part of this process, Trident Securities and we identified a group of candidates to merge with or acquire us based on factors such as perceived desire and ability to consummate a transaction. Trident Securities contacted the identified companies, including Bradford Bank, and acquired confidentiality agreements to permit their initial review of nonpublic information about the Company. Following those companies' review of the information, Trident Securities then solicited non-binding written indications of interest for a possible merger transaction with the Company.

     On April 17, 2002 Trident Securities met with the Board of Directors to review the indications of interest received. Trident Securities analyzed the financial and structural characteristics of each indication as well as the trading characteristics of those companies whose proposal contained common stock as consideration. Upon considering all of the information presented, the Board of Directors determined that Bradford Bank's proposal represented the best total value to our stockholders. The Board of Directors instructed Trident Securities to request clarification regarding certain aspects of the indication of interest received from Bradford Bank. Contingent upon receiving satisfactory responses, the Board of Directors authorized Trident Securities to invite Bradford Bank to perform its due diligence review of our operations.

     Trident Securities contacted Bradford Bank regarding the outstanding issues and subsequently received satisfactory responses on the issues. Trident Securities invited Bradford Bank to begin a comprehensive examination of our books and records. In late May 2002, Bradford Bank's management informed Trident Securities that Bradford Bank had concluded its due diligence examination of our operations and confirmed its indication of interest. Bradford Bank's Board of Directors and our Board of Directors then directed their respective legal counsel and financial representatives to negotiate a definitive merger agreement.

     On July 9, 2002, our Board of Directors met with our legal counsel, Kutak Rock LLP, and Trident Securities to consider a proposed merger agreement as negotiated by Kutak Rock LLP and Bradford Bank's legal counsel. At that meeting, Kutak Rock LLP advised the Board of Directors of its legal and fiduciary responsibilities associated with the proposed transaction and also explained the terms of the proposed agreement. Trident Securities made a presentation regarding the business and financial aspects of the proposed transaction and provided its opinion to the Board of Directors regarding the fairness, from a financial point of view, of the Merger Consideration to be paid by Bradford Bank to our stockholders.

     After receiving advice and discussing the issues, the Board of Directors unanimously approved the terms of the Merger Agreement and all related documents.

     Reasons for the Merger. The Board of Directors, with the assistance of our financial and legal advisors, evaluated the financial, legal and market considerations involved in the decision to recommend the Merger to you. The Board of Directors believes that the transactions provided for in the Merger Agreement are in the best interests of the Company and you. The terms of the Merger, including the consideration payable to you as stockholders, are the results of a comprehensive, competitive process conducted at an arms-length basis. The Board of Directors believes that it conducted a thorough and complete search for a merger partner from among the companies it believed most likely to be interested in acquiring the Company on terms favorable to you. The Board of Directors considered the following factors before concluding that the Merger is in the best interests of the Company and our stockholders:

     o    the financial terms of the proposed Merger;

     o a review of the terms of the proposed transaction with our outside financial and legal advisors;

     o    a  comparison  of the terms of the  proposed  Merger  with  comparable
          transactions  in  Maryland,   the   Mid-Atlantic   United  States  and
          elsewhere;

     o    competitive factors and consolidation trends in the banking industry;

     o Trident Securities' opinion that the consideration you will receive from the Merger is fair, from a financial point of view;

     o alternatives to the Merger, including continuing to operate as an independent company, in light of economic conditions, the competitive environment in the financial services industry and our Board of Directors' analysis of the Company's financial condition, past performance and future prospects; and

     o the effects of the transaction on the Company and our customers, communities and employees.

     In addition, our Board of Directors considered the separate agreements and benefits proposed for our employees and management, which it found to be reasonable. While our Board of Directors considered the foregoing factors individually, it did not assign any specific or relative weights to the factors considered and did not make any determination with respect to any individual factor. Our Board of Directors made its determination with respect to the Merger based on its unanimous conclusion, in light of such factors, that the Merger is in the best interests of our stockholders.

     Recommendation of the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE MERGER AGREEMENT.

Opinion of Financial Advisor

     We retained Trident Securities to act as our financial advisor in connection with a possible merger and related matters. Trident Securities is a nationally recognized specialist for the financial services industry, in general, and for banks and thrifts in particular, and is regularly engaged in evaluations of similar businesses and in advising institutions with regard to mergers and acquisitions. We selected Trident Securities as our financial advisor based upon its qualifications, expertise and reputation in such capacity.

     As part of its engagement, Trident Securities agreed, if requested by us, to render an opinion with respect to the fairness, from a financial point of view, to our stockholders of the amounts to be paid to our stockholders in a merger. On July 9, 2002, Trident Securities delivered its opinion to our Board of Directors that, as of such date, the Merger Consideration was fair to our stockholders from a financial point of view. In addition, Trident Securities delivered an updated opinion, dated as of the date of this Proxy Statement, confirming its July 9, 2002 opinion. We did not impose any limitations on Trident Securities with respect to its investigations made or procedures followed in rendering its opinion.

     The full text of Trident Securities' updated opinion to the Board of Directors is attached as Appendix C and is incorporated herein by reference. It sets forth the assumptions made, the matters considered and the extent of the review by Trident Securities. Therefore, it should be read carefully and in its entirety in conjunction with this Proxy Statement. The following summary of Trident Securities' opinion is qualified in its entirety by reference to the full text of the opinion at Appendix C. Please note that the opinion of Trident Securities is addressed to the Board of Directors and does not constitute a recommendation to any particular stockholder as to how such stockholder should vote at the Meeting.

     Trident Securities, in connection with rendering its opinion:

     o reviewed our Annual Reports to Stockholders and Annual Reports on Form 10-KSB for each of the fiscal years ended June 30, 2001, June 30, 2000 and June 30, 1999, including the audited financial statements contained therein, and the Quarterly Report on Form 10-QSB for the quarters ended March 31, 2002, December 31, 2001 and September 30, 2001;

     o reviewed certain other public and non-public information, primarily financial in nature, relating to our businesses, earnings, assets and prospects that we provided to Trident Securities or that was publicly available;

     o participated in meetings and telephone conferences with members of our senior management concerning our financial condition, business, assets, financial forecasts and prospects, as well as other matters it believed relevant to its inquiry;

     o reviewed certain stock market information for our common stock and compared it with similar information for certain companies, the securities of which are publicly traded;

     o compared the results of our operations and our financial condition with that of certain companies which it deemed to be relevant for purposes of its opinion;

     o reviewed the financial terms, to the extent publicly available, of certain acquisition transactions that it deemed to be relevant for purposes of its opinion;

     o reviewed the Merger Agreement and its schedules and exhibits and certain related documents; and

     o    performed such other reviews and analyses as it deemed appropriate.

     The opinions provided by Trident Securities to us were necessarily based upon economic, monetary, financial market and other relevant conditions as of the dates thereof.

     In  connection  with  its  review  and  arriving  at its  opinion,  Trident
Securities relied upon the accuracy and completeness of the financial information and other pertinent information provided by us and Bradford Bank to Trident Securities for purposes of rendering its opinion. Trident Securities did not assume any obligation to independently verify any of the provided information as being complete and accurate in all material respects. With regard to the financial forecasts established and developed for us with the input of our management, as well as projections of cost savings and operating synergies, Trident Securities assumed that this information reflects our best available estimates and judgments as to the future performance of the separate and combined entities and that the projections provided a reasonable basis upon which Trident Securities could formulate its opinion. We do not publicly disclose such internal management projections of the type utilized by Trident Securities in connection with Trident Securities' role as financial advisor to us. Therefore, such projections cannot be assumed to have been prepared with a view towards public disclosure. The projections were based upon numerous variables and assumptions that are inherently uncertain, including, among others, factors relative to the general economic and competitive conditions facing us and Bradford Bank. Accordingly, actual results could vary significantly from those set forth in the respective projections.

     Trident Securities does not claim to be an expert in the evaluation of loan portfolios or the allowance for loan losses with respect thereto and therefore assumes that such allowances for Bradford Bank and us are adequate to cover such losses. In addition, Trident Securities does not assume responsibility for the review of individual credit files and did not make an independent evaluation, appraisal or physical inspection of the assets or individual properties of Bradford Bank or us, nor was Trident Securities provided with such appraisals. Furthermore, Trident Securities assumes that the Merger will be consummated in accordance with the terms set forth in the Merger Agreement, without any waiver of any material terms or conditions by us, and that obtaining the necessary regulatory approvals for the Merger will not have an adverse effect on either separate institution or the combined entity. Moreover, in each analysis that involves our per share data, Trident Securities adjusted the data to reflect full dilution, i.e., the effect of the exercise of all outstanding stock options.

     In connection with rendering its opinion to the Board of Directors, Trident Securities performed a variety of financial and comparative analyses, which are briefly summarized below. Such summary of analyses do not purport to be a complete description of the analyses performed by Trident Securities. Moreover, Trident Securities believes that these analyses must be considered as a whole and that selecting portions of such analyses and the factors considered by it, without considering all such analyses and factors, could create an incomplete understanding of the scope of the process underlying the analyses and, more importantly, the opinion derived from them. The preparation of a financial advisor's opinion is a complex process involving subjective judgments and is not necessarily susceptible to partial analyses or a summary description of such analyses. In its full analysis, Trident Securities also included assumptions with respect to general economic, financial market and other financial conditions. Furthermore, Trident Securities drew from its past experience in similar transactions, as well as its experience in the valuation of securities and its general knowledge of the banking industry as a whole. Any estimates in Trident Securities' analyses were not necessarily indicative of actual future results or values, which may significantly diverge more or less favorably from such estimates. Estimates of company valuations do not purport to be appraisals or to necessarily reflect the prices at which companies or their respective securities actually may be sold. None of the analyses performed by Trident Securities were assigned a greater significance by Trident Securities than any other in deriving its opinion.

     Comparable Transaction Analysis. Trident Securities reviewed and compared actual information for groups of comparable pending and completed thrift merger transactions (through July 8, 2002) it deemed pertinent to an analysis of the Merger. The pricing ratios for the Merger were compared to the median ratios of
(i) price to last twelve  months  earnings,  (ii) price to tangible  book value,
(iii) capital adjusted price to tangible book value, (iv) tangible book value premium to core deposit ratio, and (v) transaction premium to current trading price for each of the following twelve comparable transaction groups:

     o all recent thrift acquisitions in the United States announced within the preceding 12 months ("All Recent Median");

     o all thrift acquisitions in the United States announced within the preceding 90 days ("Last 90 Days Median");

     o all pending thrift acquisitions in the United States that have been announced but have yet to close ("All Pending Median");

     o all Mid-Atlantic thrift acquisitions announced within the preceding 12 months ("Mid-Atlantic Recent Median");

     o all Maryland thrift acquisitions announced within the preceding 12 months ("Maryland Recent Median");

     o all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with assets of $50-$100 Million ("Assets $50mm-$100mm Median");

     o all thrift acquisitions in the United States announced within the preceding 12 months with a total deal size of $5-$15 Million ("Deal Size $5mm-$15mm Median");

     o all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with returns on average assets of 0.50%-0.70% ("ROAA 50bp-70bp Median");

     o all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with returns on average equity of 3%-6% ("ROAE 3%-6% Median");

     o all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with tangible capital of 10%-15% ("Tangible Capital 10%-15% Median");

     o all thrift acquisitions in the United States announced within the preceding 12 months involving acquired thrifts with nonperforming assets as a percentage of total assets of 0.00%-0.25% ("NPAs 0.00%-0.25% Median"); and

     o thirteen thrift acquisitions selected by Trident Securities and announced since January 1, 2000 involving sellers that Trident Securities believed were most comparable to us in terms of asset size, tangible capital, profitability, and market area (the "Guideline Transactions Median"):



                        Acquiror                              Target
                        --------                              ------
             First Federal Bancshares Inc.               PFSB Bancorp Inc.
               Citizens Bancshares Corp.                CFS Bancshares Inc.
                 Abington Bancorp Inc.              Massachusetts Fincorp Inc.
                BCSB Bankcorp Inc. (MHC)               WHG Bancshares Corp.
                Pocahontas Bancorp Inc.           North Arkansas Bancshares Inc.
                  Colony Bankcorp Inc.                 Quitman Bancorp Inc.
                Union Community Bancorp             Montgomery Financial Corp.
                Polish National Alliance                 PS Financial Inc.
                  ESB Financial Corp.                     WSB Holding Co.
              Citco Community Bkshrs, Inc.               Twin City Bancorp
              Northeast PA Financial Corp.        Security of PA Financial Corp.
                 Patapsco Bancorp Inc.                Northfield Bancorp Inc.
                 Fidelity Bancorp Inc.                 Pennwood Bancorp Inc.

     The following table represents a summary analysis of the comparable transactions analyzed by Trident Securities based on the announced transaction values:


                                                                                         Capital
                                                                                          Adj.
                                                            Price to       Price to      Price/    TBV Premium/
                                             Number of         LTM          Tang.        Tang.        Core        Premium/ Trading
                                               Trans.        EPS(1)         Book         Book(2)    Deposits(3)        Price
                                             -----------    ----------   -----------   ---------- -------------- -------------------

All Recent Median                                48             19.9x        141.5%        172.1%        7.7%            45.2%

Last 90 Days Median                              10             18.5x        144.3%        155.6%        8.7%            41.6%

All Pending Median                               24             18.9x        147.0%        167.4%        8.2%            56.3%

Mid-Atlantic Recent Median                       13             26.2x        137.2%        151.7%        6.8%            45.2%

Maryland Recent Median                           4              34.7x        211.4%        142.9%       23.8%            47.3%

Assets $50mm-$100mm Median                       6              28.0x        138.0%        146.5%        3.1%            40.4%

Deal Size $5mm-$15mm Median                      11             24.0x        121.3%        155.6%        5.0%            59.2%

ROAA 50bp-70bp Median                            13             25.2x        141.5%        167.9%        8.7%            33.6%

ROAE 3%-6% Median                                14             28.2x        141.8%        182.2%        8.4%            34.2%

Tangible Capital 10%-15% Median                  14             28.4x        132.9%        158.0%        7.4%            46.4%

NPAs 0.00%-0.25% Median                          13             19.6x        155.9%        177.7%        9.1%            48.2%

Guideline Transactions Median                    13             26.9x        108.1%        121.3%        2.5%            35.8%

Wyman Park                                                      32.6x        148.4%        196.0%        8.6%            44.1%
------------------------------------------------------------------------------------------------------------------------------------


(1)Last 12 months earnings per share
(2)Price and capital are adjusted to eliminate the impact of excess capital (assumes 7% capital is adequate)
(3)Tangible book value premium as a percentage of core deposits (deposits less than $100,000)

     The pricing multiples of this transaction are within the range of median pricing multiples observed in the comparable groups.

     Discounted Earnings Analysis. Trident Securities calculated an equity value for us based upon the value, discounted to the present, of estimates of our projected earnings over a five-year period from the fiscal year ending June 30, 2003 through the fiscal year ending June 30, 2007 and a projected year 2007 terminal value. Estimated annual after-tax cost savings were added to projected earnings for an alternate scenario.

     This analysis utilized a range of discount rates of 11% to 17% and a range of terminal multiples of 12.5x to 17.5x trailing earnings. Earnings were assumed to grow at 5% per year. The analyses resulted in a range of present values of between $8.88 and $14.28 per share for discounted earnings without cost savings and a range of present values of between $10.24 and $15.85 per share for discounted earnings including cost savings. Trident Securities noted that the discounted earnings analysis was included because it is a widely-used valuation methodology, but that the results of such methodology are highly dependent upon the numerous assumptions that must be made, including earnings growth rates, dividend pay-out rates, cost savings opportunities and discount rates.

     No company used as a comparison in the above analyses is identical to Bradford Bank, us or the combined entity and no other transaction is identical to the Merger. Accordingly, an analysis of the results of the foregoing is not purely mathematical; rather, such analyses involve complex considerations and judgments concerning differences in financial market and operating characteristics of the companies and other factors that could affect the public trading volume or price of the companies to which we, Bradford Bank and the combined entity are being compared.

     In connection with the delivery of its opinion dated as of the date of this Proxy Statement, Trident Securities performed procedures to update, as necessary, certain of the analyses described above and reviewed the assumptions on which the analyses described above were based and the factors considered in connection therewith. Trident Securities did not perform any analyses in addition to those described above in updating the opinion.

     For its financial advisory services provided to us, we have paid Trident Securities fees of $60,000 to date and we will pay it an additional fee of approximately $210,000 at the time of closing of the Merger. In addition, we have agreed to reimburse it for up to $15,000 of reasonable out-of-pocket expenses incurred by it on our behalf and to indemnify it against certain liabilities, including any that may arise under the federal securities laws.

     Trident Securities, directly or through McDonald Investments Inc., is a member of all principal securities exchanges in the United States and in the conduct of its broker-dealer activities may have from time to time purchased securities from, and sold securities to, us and/or Bradford Bank. As a market maker, Trident Securities may also have purchased and sold our common stock for its own account and for the accounts of its customers.

Conduct of Business if the Merger is Not Consummated

     If the Merger is not consummated, we anticipate that we will continue our current operations. For reasons discussed under Proposal II - Approval of the Merger - Background; Reasons for the Merger; Recommendation of the Board of Directors," we may continue to explore strategic alternatives, including a business combination or a sale of the Company, if the Merger with Bradford Bank is not consummated.

Regulatory Filings and Approvals

     Bradford Bank and we have agreed to use our reasonable best efforts to obtain regulatory approvals required to consummate the Merger, which includes filing of a joint application with the OTS, and have completed the applicable regulatory filing prior to the date of this document. The Merger cannot proceed in the absence of OTS regulatory approval. There can be no assurance that this regulatory approval will be obtained, and, if obtained, there can be no assurance as to the date of such approval or the absence of any litigation challenging such approval or that such approval will be on conditions acceptable to us and/or Bradford Bank. Under the Merger Agreement, Bradford Bank has the right to terminate the transaction if it determines, at its discretion, that any of the regulatory conditions imposed by the OTS as a condition of its approval of the Merger are not acceptable. Neither Bradford Bank nor we are aware of any material governmental approvals or actions that are required prior to the parties' consummation of the Merger other than those described above.

Terms of the Merger

     The Merger. The Merger Agreement provides for the acquisition of the Company and the Association by Bradford Bank by means of a four-step process. First, we will merge with a to-be-formed company ("Interim") created by Bradford Bank as its second-tier subsidiary solely for the purposes of the Merger. As a result of this merger, we will be the surviving corporation but a wholly-owned subsidiary of another to-be-formed interim service subsidiary of Bradford Bank ("Service Subsidiary") created solely for the purposes of the Merger. At the effective time of the merger of Interim into us, each share of common stock will be converted into the right to receive the Merger Consideration. In addition, each option to acquire common stock will be converted into the right to receive the Merger Consideration, less the exercise price of the option. The second step of this four-step process will be the liquidation of Service Subsidiary into Bradford Bank, at which point we will become a wholly-owned subsidiary of Bradford Bank. The third step will be the liquidation of the Company into Bradford Bank. Finally, the Association will be merged with and into Bradford Bank, with Bradford Bank being the surviving bank. We anticipate that steps two through four will occur almost simultaneously following the Company's merger with Interim. In addition, the Merger Agreement contemplates that Bradford Bank may change the order of these steps so long as such change does not adversely affect the financial and tax consequences to the Company or its stockholders, directors, or officers, materially delay or jeopardize receipt of any required regulatory approval, or materially delay the consummation of the Merger.

     Effective Time. The Merger Agreement provides that the closing of the Merger will take place on a date no later than fifteen (15) days after satisfaction or waiver of all conditions set forth in the Merger Agreement, or such other date mutually agreeable to Bradford Bank and us. At such time the following actions will be taken:

     o Interim and the Company will execute and deliver Articles of Merger, which will be filed with the Secretary of State of Delaware;

     o Any required filings with respect to the liquidations contemplated by steps two and three above will be executed, delivered and filed with the Secretary of State of Delaware, with respect to Interim, or the State Department of Assessments and Taxation of Maryland, with respect to Service Subsidiary; and

     o Bradford Bank and the Association will file an agreement of merger with the OTS in order to effect the final step of the transaction, the merger of the Association with and into Bradford Bank.

     The Merger will become effective on the date and time as set forth in an order issued by the OTS with respect to the Merger of Bradford Bank and the Association. Such date and time is referred to herein as the "Effective Time."

     Cancellation of the Common Stock. If the Merger closes after the satisfaction or waiver of all closing conditions, each outstanding share of common stock (other than shares as to which dissenters' rights have been asserted and perfected in accordance with Delaware law and treasury shares) will be cancelled and extinguished in consideration for the right to receive the Merger Consideration from Bradford Bank.

     Treatment of Options. At the Effective Time, each outstanding option to purchase shares of common stock that has not been exercised prior to completion of the Merger will be converted into the right to receive a cash payment equal to the Merger Consideration less the exercise price per share of the option, multiplied by the number of shares of common stock subject to the option. Any required tax withholding will also be deducted. Also, the holder of the option must provide an approved cancellation agreement prior to receipt of such payment.

     Exchange of Certificates. As a condition to closing of the Merger, Bradford Bank will deliver to a duly appointed Exchange Agent an amount of cash equal to the aggregate Merger Consideration. The Exchange Agent receiving the deposit will act as a paying agent for the benefit of the holders of common stock in exchange for the Merger Consideration. No later than five (5) business days following the Effective Time, the Exchange Agent will mail to each record holder of shares of common stock a letter of transmittal disclosing the effectiveness of the Merger and containing instructions for exchanging each such record holder's shares of common stock. You will be required to follow the instructions and surrender your certificates representing your shares of common stock, together with a properly executed letter of transmittal and any other required documents, to the Exchange Agent. You will then be entitled to receive the Merger Consideration for each share of common stock held. No payment will be made for the certificates prior to the Effective Time. No interest will be payable with respect to the payment of the Merger Consideration made to you under the Agreement.

     YOU SHOULD NOT RETURN YOUR COMMON STOCK CERTIFICATE WITH THIS PROXY STATEMENT, AND YOU SHOULD NOT SEND YOUR STOCK CERTIFICATES TO THE EXCHANGE AGENT UNTIL YOU RECEIVE THE LETTER OF TRANSMITTAL.

     The Exchange Agent will not deliver the Merger Consideration to you until you surrender your certificates. If the certificate has been lost, stolen or destroyed, the Exchange Agent is not obligated to deliver the Merger

Consideration to you until you deliver an appropriate affidavit of loss and, if required by Bradford Bank, an indemnity agreement and bond.

     Twelve (12) months after the Effective Time, the Exchange Agent will deliver to Bradford Bank any part of the Merger Consideration not yet paid to our stockholders. Afterwards, the payment obligation for any certificate representing the common stock which has not been satisfied will become the responsibility of Bradford Bank.

     Representations and Warranties. In the Merger Agreement, Bradford Bank and we have each made representations and warranties that are customary in merger transactions, including, among others, representations and warranties concerning:

         o        organization, good standing and authority;
         o due authorization, execution, delivery and performance of the Merger Agreement;
         o        regulatory approvals required for completion of the Merger;
         o        our financial statements and those of Bradford Bank;
         o        securities documents and regulatory applications; and
         o        material adverse changes.

     In addition, we make additional customary representations and warranties in the Agreement relating to, among other things:

         o        capital structure;
         o        securities filings;
         o        dividends;
         o        tax matters;
         o        material contracts;
         o        title to real property;
         o        insurance matters;
         o        legal proceedings;
         o        compliance with applicable laws;
         o        employee benefit plans;
         o        brokers, finders and financial advisors;
         o        merger-related agreements and expenses;
         o        environmental matters;
         o        loan portfolio;
         o        related party transactions;
         o        deposits;
         o        compliance with business combination requirements;
         o        receipt of fairness opinion; and
         o        risk management instruments.

     In  the  Merger   Agreement,   Bradford   Bank  also  makes  an  additional
representation and warranty that it has sufficient internal funds to pay the Merger Consideration at the Effective Time.

     Conduct of Business Pending the Merger. We have agreed with Bradford Bank that until the Merger is effective, we will conduct our business in the ordinary and usual course, consistent with past practice, and will seek to preserve intact our business organization and goodwill, maintain good relationships with employees, and keep in full force and effect all of our material rights. Unless in the ordinary course of business consistent with past practice, required by the Merger Agreement, or with the written consent of Bradford Bank, we may not, and will not permit our subsidiaries to, among other things:

         o        amend or change any provisions of our charter or bylaws;
         o        change our capital structure;
         o        make changes in employees or their compensation;

         o sell or lease all or any substantial portion of our assets or business, whether through merger or otherwise;
         o purchase all or any substantial portion of the assets or business of any other person, firm, association, corporation or business organization;
         o enter into a purchase and assumption transaction with respect to deposits and liabilities;
         o permit the revocation or surrender of our certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;
         o        encumber assets;
         o        borrow money;
         o        change our method of accounting;
         o        forgive debt;
         o        modify loans;
         o with certain exceptions, make any change to our operational policies;
         o        make any capital expenditures in excess of $20,000;
         o purchase, acquire, sell, dispose any assets or incur any liabilities;
         o make any changes to the pricing of our deposit liabilities course of business consistent with past practice; or
         o        agree to do any of the foregoing.

     No Solicitation. The Merger Agreement provides that we shall not initiate, solicit or encourage inquiries or proposals with respect to furnishing any information relating to or participate in any discussions or negotiations with any person or entity in connection with any acquisition or purchase of all or a substantial portion of the assets of or equity interests in the Company or the Association. The Merger Agreement does not, however, prohibit us from furnishing information to, or entering into discussions, negotiations or an agreement with, any person or entity that makes an unsolicited written proposal for any transaction described above, if:

         o the Board of Directors receives an opinion from an independent financial advisor that such proposal may be superior to the Merger from a financial point of view to our stockholders;
         o the Board of Directors, after consulting with and being advised by legal counsel, determines in good faith that such action is required to fulfill its fiduciary obligations under the law; and
         o        before  providing  the  information  to or entering into
                  discussions  or  negotiations  with such person or   entity,
                  we notify Bradford Bank.

     Amendment. The Merger Agreement may be amended at any time prior to the Effective Time by mutual written agreement of the parties as approved by their respective Boards of Directors. However, after you have approved the Merger Agreement, no amendment can modify the form or change the amount of the Merger Consideration without further stockholder approval.

     Termination. The Merger Agreement may be terminated any time prior to the Effective Time:

         o by mutual written consent of the parties authorized by their respective board of directors.

         o        by Bradford Bank or us if:

                  o the Merger is not consummated by February 28, 2003, unless the party seeking to terminate failed to perform or observe its agreements under the Merger Agreement that caused or resulted in the failure of the Merger;
                  o our stockholders fail to approve the Merger Agreement, unless the party seeking to terminate failed to perform or observe its agreements under the Merger Agreement that caused or resulted in the failure of the Merger; or
                  o        any required regulatory approval is not granted.

         o        by Bradford Bank if:

                  o our representations and warranties are not true and correct in all material respects as of the time of such termination;
                  o we have materially breached any covenant, agreement or obligation under the Merger Agreement and such breach has not been cured;
                  o it determines in its reasonable judgment that any applicable regulatory approvals contain conditions or requirements that, in the aggregate, would materially reduce the economic or business benefits of the Merger to Bradford Bank;
                  o we receive an offer superior to Bradford Bank's offer, and the Board of Directors has entered into an acquisition agreement with respect to the superior proposal, terminates, fails to recommend, withdraws, changes or modifies in any matter adverse to Bradford Bank, its recommendation
                           for approval of the Merger;   or
                  o any condition which must be fulfilled before Bradford Bank is obligated to consummate the Merger cannot be fulfilled, and non-fulfillment is not waived by Bradford Bank.

         o        by us if:

                  o the representations and warranties of Bradford Bank are not true and correct in all material respects as of the time of such termination;
                  o Bradford Bank has materially breached any covenant, agreement or obligation under the Merger Agreement and such breach has not been cured;
                  o any condition which must be fulfilled before we are obligated to consummate the Merger cannot be fulfilled, and non-fulfillment is not waived by us;or
                  o we have received an offer superior to Bradford Bank's offer and the Board of Directors has determined to accept the superior proposal subject to approval by our stockholders.

     Effect  of  Termination.   In  the  event  that  the  Merger  Agreement  is
terminated, the Merger Agreement will become void and have no effect except for:

         o        provisions relating to confidential information;
         o provisions relating to Bradford Bank's payment of termination fees and expenses resulting from the conversion of our data processing and related electronic informational systems;
         o provisions relating to a liquidated damages fee in the amount of $550,000 payable by us to Bradford Bank following the occurrence of:
                  o termination of the Merger Agreement by us or Bradford Bank due to our acceptance of a superior offer from a third party, or
                  o our entering into an agreement with a third party relating to any proposal to acquire us, within seven
                           (7) months after: (i) termination of the Merger Agreement by Bradford Bank due to a material breach by us of any covenant, agreement or
                           (ii) the failure of our stockholders to approve the Merger Agreement after an alternative acquisition, merger or similar transaction is proposed; and
         o provisions relating to a liquidated damages fee in the amount of $200,000 payable to us if Bradford terminates the Merger Agreement because it considers the applicable regulatory approval to contain unduly burdensome conditions.

     A breaching party will not be relieved or released from any liabilities or damages for its willful or fraudulent breach of any provision of the Merger Agreement.

Interests of Directors and Executive Officers

     Treatment of Stock Options and Recognition and Retention Plan Awards. At the Effective Time, each outstanding option to purchase common stock will be cancelled and extinguished, and the holders of such stock option will be entitled to receive cash from Bradford Bank in the amount of the difference between (a) the product of (i) the difference between $14.55 and the exercise price per share of such stock option, multiplied by (ii) the number of shares subject to such stock option, less (b) applicable federal and state tax withholding obligations of the holder of such stock option. As of the Record Date, 822,490 shares of the common stock were outstanding, and as of the Record Date, our directors and executive officers held options to purchase a total of 168,909 shares. The exercise price of each outstanding option is $5.60 per share.

     At the Effective Time, each unearned award granted pursuant to our Recognition and Retention Plan will be cancelled and extinguished in consideration and exchange for (a) the right to receive a cash payment from Bradford Bank equal to $14.55, multiplied by the number of awarded but unearned shares of common stock awarded pursuant to the Recognition and Retention Plan; plus (b) any accrued but undistributed dividend income associated with such shares, less (c) applicable federal and state tax withholding obligations of each participant. As of June 30, 2002, there were 9,951 unearned shares of common stock awarded pursuant to the Recognition and Retention Plan, all of which were awarded to our directors and executive officers.

     Each holder of a stock option or an award under the Recognition and Retention Plan will be required to execute a cancellation agreement in order to receive payment for the option or award.

     Employment and Change In Control Agreements. Bradford Bank has agreed to honor all obligations under the employment agreement between the Association and Mr. Moretti and the change in control agreements between the Association on the one hand, and Mr. Robinson and Mmes. Snyder and Sheckells on the other. Under the employment agreement and the change in control agreements, these employees are eligible for severance payments in certain specified circumstances if the Association undergoes a change in control, such as a merger with Bradford Bank. The severance payments to which Mr. Moretti is entitled under his employment agreement are described in "Proposal I - Election of Directors - Executive Compensation."

     Under Mr. Robinson's and Mmes. Snyder's and Sheckells' change in control agreements with the Association, each of these executive officers are entitled to receive a payment equal to such executive's highest annual base salary during the one-year period before the change in control if (a) the executive voluntarily terminates his or her employment for any reason within the 30-day period beginning on the change in control event; (b) during the "protected period", the executive terminates his or her employment for "good reason" within 90 days of the event occurring during the protected period that gives rise to such good reason; or (c) the employer terminates the executive at any time during the protected period other than for cause. The change in control agreements define the "protected period" as the period beginning three months before the change in control and ending on the later of (i) one year after the change in control and (ii) the expiration date of the agreement (June 30, 2003). "Good reason" means (a) a substantial reduction in the executive's responsibility and authority, (b) a material breach of the change in control agreement, or (c) the requirement to relocate the executive's principal office more than 30 miles from its current location. Assuming the Merger was consummated at June 30, 2002 and the conditions set forth in each agreement were satisfied, Messrs. Moretti and Robinson and Mmes. Snyder and Sheckells would receive change in control payments, respectively, of $470,000, $54,000, $47,000 and $52,000.

     Treatment of the SERP. Mr. Moretti has been the sole participant in the SERP since 1997. The terms of the SERP are summarized in "Proposal I - Election of Directors - Executive Compensation." If Mr. Moretti exercises his rights under the SERP after the Merger, Mr. Moretti's benefits under the SERP will be a lump sum equivalent of $707,216, which amount shall be payable in a lump sum or in non-annuity installments.

     Director and Officer Insurance and Indemnification. Bradford Bank will continue to maintain liability insurance for our Board of Directors and our officers for six years after the Effective Time. Such insurance will be comparable to that in effect for such persons prior to the Merger.

     Employee Stock Ownership Plan and 401(k) Plan. We will take all steps necessary to terminate the employee stock ownership plan and 401(k) plan prior to the Effective Time. All participants in both plans, including executive officers, will become fully vested in their plan accounts at the Effective Time. Our shares held in the employee stock ownership plan and the 401(k) plan will be exchanged for $14.55 per share. Any cash held in the employee stock ownership plan after such exchange and not yet allocated to the accounts of participants at the time of the plan termination shall be allocated to the accounts of participants as soon as possible after the termination of the plan and the receipt of a determination letter from the Internal Revenue Service.

     Board of Directors. At the Effective Time, Bradford Bank will appoint to its board of directors two persons who currently serve on our Board of Directors.

Conditions to the Merger

     Our obligation, and those of Bradford Bank, to effect the Merger are subject to the satisfaction or waiver of the following conditions specified in the Merger Agreement, among others:

         o the receipt of corporate authorizations evidencing the approval of the Merger Agreement and the transactions contemplated thereunder;
         o the performance by the other party of its obligations under the Merger Agreement in all material respects;
         o the accuracy of the other party's representations and warranties in all material respects;
         o the receipt of all required regulatory approvals and the expiration or termination of all notice and waiting periods;
         o the absence of any order, decree or injunction of a governmental authority which enjoins or prohibits the completion of the Merger; and
         o        the receipt of certain certificates.

     Bradford Bank's obligation to effect the Merger also is subject to the following conditions:

         o From June 20, 2001, we shall not have been affected by any event which has caused a material adverse effect.

     Our obligations to effect the Merger also are subject to the following conditions:

         o Bradford Bank shall have obtained directors' and officers' liability insurance and provided us with written proof of such insurance; and
         o Bradford Bank shall have deposited the aggregate Merger Consideration with the Exchange Agent.

     There can be no assurance that the conditions to consummation of the Merger will be satisfied or waived. The Merger will become effective when the Articles of Merger are filed with the Secretary of State of the State of Delaware. It is currently anticipated that the Merger will occur during the fourth quarter of 2002.

Dissenters' Rights of Appraisal

     Under Delaware law, if you do not wish to accept the cash payment provided for in the Merger Agreement, you have the right to dissent from the Merger and to have an appraisal of the fair value of your shares conducted by the Delaware Court of Chancery. Stockholders electing to exercise dissenters' rights must strictly comply with the provisions of Section 262 of the Delaware General Corporation Law to perfect their rights. A copy of Section 262 is attached as Appendix D.

     Section 262 requires that stockholders be notified not less than 20 days before the Meeting that dissenters' appraisal rights will be available. A copy of Section 262 must be included with such notice. This Proxy Statement constitutes our notice to you of the availability of dissenters' rights in connection with the Merger.

     If you elect to demand appraisal of your shares, you must satisfy all of the following conditions:

         o You must deliver to us a written demand for appraisal of your shares before the vote with respect to the Merger Agreement is taken. This written demand for appraisal must be in addition to and separate from any proxy or vote abstaining from or against the Merger Agreement. Voting against or failing to vote for the Merger by itself does not constitute a demand for appraisal within the meaning of Section 262.

         o You must not vote in favor of the Merger Agreement. An abstention or failure to vote will satisfy this requirement, but a vote in favor of the Merger Agreement, by proxy or in person, will constitute a waiver of your dissenters' rights in respect of the shares so voted and will nullify any previously filed written demands for appraisal.

         o You must continuously hold your shares of common stock through the Effective Time.

     If you fail to comply with all of these conditions and the Merger is completed, you will be entitled to receive the Merger Consideration for any shares of common stock you hold as of the Effective Time as provided for in the Merger Agreement but you will have no dissenters' rights of appraisal for your shares of common stock.

     All demands for appraisal should be addressed to the Corporate Secretary, Wyman Park Bancorporation, Inc., 11 West Ridgely Road, Lutherville, Maryland 21093, before the vote on the Merger Agreement is taken at the Meeting, and should be executed by, or on behalf of, the record holder of the shares of common stock. The demand must reasonably inform us of the identity of the stockholder and the intention of the stockholder to demand appraisal of his or her shares.

     To be effective, a demand for appraisal by a holder of common stock must be made by or in the name of such registered stockholder, fully and correctly, as the stockholder's name appears on his or her stock certificate(s) and cannot be made by the beneficial owner if he or she does not also hold the shares of record. The beneficial holder must, in such cases, have the registered owner submit the required demand in respect of such shares.

     If shares are owned of record in a fiduciary capacity, such as by a trustee, guardian or custodian, execution of a demand for appraisal should be made in such capacity. If the shares are owned of record by more than one person, as in a joint tenancy or tenancy in common, the demand should be executed by or for all joint owners. An authorized agent, including one or two or more joint owners, may execute the demand for appraisal for a stockholder of record. However, the agent must identify the record owner or owners and expressly disclose the fact that, in executing the demand, he or she is acting as agent for the record owner. A record owner, such as a broker, who holds shares as a nominee for others, may exercise his or her right of appraisal with respect to the shares held for one or more beneficial owners, while not exercising this right for other beneficial owners. In such case, the written demand should state the number of shares as to which appraisal is sought. Where no number of shares is expressly mentioned, the demand will be presumed to cover all shares held in the name of such record owner.

     If you hold your shares of common stock in a brokerage account or in other nominee form and you wish to exercise appraisal rights, you should consult with your broker or such other nominee to determine the appropriate procedures for the making of a demand for appraisal by such nominee.

     Within ten days after the Effective Time, Bradford Bank must give written notice that the Merger has become effective to each Company stockholder who has properly filed a written demand for appraisal and who did not vote in favor of the Merger Agreement. Within 120 days after the Effective Time, either Bradford Bank or any stockholder who has complied with the requirements of Section 262 may file a petition in the Delaware Court of Chancery demanding a determination of the fair value of the shares held by all stockholders entitled to appraisal. A dissenting stockholder may request from Bradford Bank during this 120-day period a statement setting forth (a) the aggregate number of shares not voted in favor of the Merger and with respect to which demands for appraisal have been received, and (b) the aggregate number of holders of such shares. We have been informed that Bradford Bank does not presently intend to file such a petition in the event there are dissenting stockholders and has no obligation to do so. Accordingly, your failure to timely file a petition could nullify your demand for appraisal.

     At any time within 60 days after the Effective Time any stockholder who has demanded an appraisal has the right to withdraw the demand and to accept the cash payment specified by the Merger Agreement for his or her shares of common stock. If a petition for appraisal is duly filed by a stockholder and a copy of the petition is delivered to Bradford Bank, Bradford Bank will then be obligated within 20 days after receiving service of a copy of the petition to provide the Chancery Court with a duly verified list containing the names and addresses of all stockholders who have demanded an appraisal of their shares and who have not reached an agreement with Bradford Bank as to the value of their shares. After notice to dissenting stockholders, the Chancery Court is empowered to conduct a hearing upon the petition, to determine those stockholders who have complied with Section 262 and who have become entitled to the appraisal rights provided thereby. The Chancery Court may require the stockholders who demanded payment for their shares to submit their stock certificates to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings, and, if any stockholder fails to comply with such directions, the court may dismiss the proceedings as to such stockholder.

     After determination of the stockholders entitled to appraisal of their shares of common stock, the Chancery Court will appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the Merger, together with a fair rate of interest, if any. When the value is determined, the Chancery Court will direct the payment of such value, with interest thereon accrued during the pendency of the proceeding if the Chancery Court so determines, to the stockholders entitled to receive the same, upon surrender by such holders of the certificates representing such shares.

     In determining fair value, the Chancery Court is required to take into account all relevant factors. Your should be aware that the fair value of the shares as determined under Section 262 could be more, the same or less than the value that your are entitled to receive pursuant to the Merger Agreement.

     Costs of the appraisal proceeding may be imposed upon Bradford Bank and the stockholders participating in the appraisal proceeding by the Chancery Court as the court deems equitable in the circumstances. Upon the application of a stockholder, the Chancery Court may order all or a potion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorneys' fees and the fees and expenses of experts, to be charged pro rata against the value of all shares entitled to appraisal.

     Any stockholder who demands appraisal rights will not, after the Effective Time, be entitled to vote shares subject to such demand for any purpose or to receive payments of dividends or any other distribution with respect to such shares, other than with respect to payment as of a record date prior to the Effective Time; however, if no petition for appraisal is filed within 120 days after the Effective Time, or if such stockholder delivers a written withdrawal of his or her demand for appraisal and an acceptance of the Merger within 60 days after the Effective Time, then the right of such stockholder to appraisal will cease and such stockholder will be entitled to receive the Merger Consideration for shares of his or her common stock pursuant to the Merger Agreement. Any withdrawal of a demand for appraisal made more than 60 days after the effective date of the Merger may only be made with the written approval of the surviving corporation.

     In view of the complexity of Section 262, stockholders who may wish to dissent from the Merger and pursue appraisal rights should consult their legal advisors.

     The foregoing is intended as a brief summary of the material provisions of the Delaware statutory procedures required to dissent from the Merger and perfect a stockholder's dissenters' rights. This summary, however, is not a complete statement of all applicable requirements and is qualified in its entirety by reference to the full text of Section 262. If you wish to consider exercising your dissenters' rights you should carefully review the text of
Section 262 contained in Appendix D because failure to timely and properly comply with the requirements of Section 262 will result in the loss of your dissenters' rights under Delaware law.

Material Federal Income Tax Consequences

     The exchange of common stock for cash, whether pursuant to the terms of the Merger Agreement or pursuant to the exercise of dissenter's rights, will be a taxable transaction for Federal income tax purposes under the Internal Revenue Code, and may also be a taxable transaction under state, local and other tax laws. You will recognize gain or loss equal to the difference between the amount of cash received by you and your tax basis in the common stock exchanged in return. Gain or loss must be determined separately for each block of common stock surrendered pursuant to the Merger. For purposes of Federal tax law, a block consists of shares of common stock acquired by the stockholder at the same time and price.

     Gain or loss recognized by you exchanging your common stock pursuant to the Merger Agreement or pursuant to the exercise of dissenters' rights will be capital gain or loss if such common stock is a capital asset in your hands. If the common stock has been held for more than one year, the gain or loss will be long-term.

     Neither Bradford Bank nor we have requested or will request a ruling from the Internal Revenue Service as to any of the tax effects to our stockholders of the Merger, and no opinion of counsel has been or will be rendered to you with respect to any of the tax effects of the Merger to you.

     The federal income tax discussion set forth above is based upon current law and is intended for general information only. You are urged to consult your tax advisor concerning the specific tax consequences of the Merger to you, including the applicability and effect of state, local or other tax laws and of any proposed changes in those tax laws and the Internal Revenue Code.

Certain Related Agreements

     Support Agreement. As an inducement for Bradford Bank to enter into the Merger Agreement, our executive officers and directors entered into a Support Agreement with Bradford Bank, a copy of which is attached as an exhibit to the Merger Agreement. Under the Support Agreement, each of the directors and executive officers who are parties to the Support Agreement has agreed, among other things:

          o    to vote his or her shares for the Merger;

          o to promptly advise Bradford Bank of any inquiry or proposal of which the director or officer has knowledge;

          o not to transfer ownership or control of his or her shares that would prevent voting of the shares for the Merger; and

          o subject to any fiduciary obligations as directors of the Company, not to solicit other offers for the sale of the Company or participate in discussions or negotiations regarding such sale.

     The terms of the Support Agreement expire upon the termination of the Merger Agreement. As of the Record Date, the directors and officers held 148,042 shares, representing 18% of our voting power, and options to purchase an additional 119,228 shares thereby increasing their voting power to 28.5%.

Where You Can Find More Information

     As a public company, we are obligated to file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission ("SEC"). You may read and copy any reports, statements or other information that we file with the SEC at the SEC's public reference rooms located at 450 Fifth Street, N.W., Washington, D.C. 20549 or at the SEC's other public reference rooms in New York, New York or Chicago, Illinois. Please call the SEC at 1-800-SEC-0330 for further information on the public reference rooms. Our SEC filings are also available to the public at the website maintained by the SEC at http://www.sec.gov.

     If you would like to request any documents from us, please do so in writing or by telephone by October 9, 2002 to receive them before the Meeting at the following address and telephone number:

                  Wyman Park Bancorporation, Inc.
                  11 West Ridgely Road
                  Lutherville, Maryland  21093
                  (410) 252-6450

     You should rely only on the information contained in this document to vote your shares at the Meeting. Neither Bradford Bank nor we have authorized anyone to provide you with information that is different from what is contained in this document. You should not assume that the information contained in this document is accurate as of any date other than the date of this document, and the mailing of this document to you shall not create any implication to the contrary.

                             INDEPENDENT ACCOUNTANTS

     The Board of Directors appointed Anderson Associates, LLP, independent accountants, to be our auditors for the fiscal year ended June 30, 2002. Representatives of Anderson Associates, LLP are expected to attend the Meeting to respond to appropriate questions and to make a statement if they so desire.

Audit Fees

         During the year ended June 30, 2002, we incurred the following principal independent auditor fees:

         Audit Fees(a):                                                  $25,760
         Financial Information Systems Design and Implementation Fees:     -0-
         All Other Fees:                                                5,100(b)
-------------------

(a) Includes fees related to annual report on Form 10-KSB and quarterly reports on Form 10-QSB.
(b) The audit committee has considered whether the provision of these services is compatible with maintaining the principal accountant's independence.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Based solely on its review of copies of such reports received by it, or written representation from certain reporting persons that no annual report of change in beneficial ownership is required, the Company believes that, during the year ended June 30, 2002, all such filing requirements were satisfied.

                              STOCKHOLDER PROPOSALS

     If the Merger is consummated, there will be no stockholders of the Company and no future meetings of the stockholders.

     However, if the Merger is not consummated, the stockholders will continue to be entitled to attend and participate in stockholder meetings. In such an event, in order to be eligible for inclusion in our proxy materials for the next annual meeting of stockholders, any stockholder proposal to take action at such meeting must be received at our executive office located at 11 West Ridgely Road, Lutherville, Maryland 21093, no later than May 19, 2003. Any such proposal shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934. Otherwise, any stockholder proposal to take action at such meeting must be received at our executive office, at 11 West Ridgely Road, Lutherville, Maryland 21093 on or before September 15, 2003 (30 days prior to next year's anticipated annual meeting date).

     In the event that the date of next year's annual meeting changes, a stockholder proposal must be received not later than 30 days prior to the new date of such annual meeting; provided, however, that in the event that less than 40 days notice of the new date of annual meeting is given or made to stockholders, notice of a proposal by a stockholder to be timely must be received not later than the close of business on the tenth day following the day on which notice of the new date of the annual meeting was mailed. All stockholder proposals must also comply with our bylaws and with Delaware law.

                                  OTHER MATTERS

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement.

     We will bear the cost of solicitation of proxies. We will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of common stock. In addition to solicitation by mail, our directors, officers and regular employees may solicit proxies personally or by telegraph or telephone without additional compensation.

                                              BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/ Charmaine Snyder


                                              Charmaine Snyder
                                              Corporate Secretary


Lutherville, Maryland
September 16, 2002

                                                                      Appendix A


                             AUDIT COMMITTEE REPORT

     The Board of Directors of the Company has appointed an Audit Committee, consisting of three directors, which assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, Independence Discussions with Audit Committee, as amended, and has discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Audit Committee reviewed and discussed with the independent auditors all matters required by generally accepted auditing standards, including those matters described in Statement on Auditing Standards No. 61, as amended, Communication with Audit Committee, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

     The Audit Committee reviewed and discussed the audited financial statements of the Company as of and for the fiscal year ended June 30, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements and expressing an opinion on the conformity of those audited financial statements with generally accounting principles. The Audit Committee held two meetings during fiscal year 2002.

     Based on the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended June 30, 2002, for filing with the Securities and Exchange Commission.

                                                    Jay H. Salkin, Chairman
September 16, 2002                                  Allan B. Heaver, Member
                                                    Gilbert D. Marsiglia, Member

                                                                      APPENDIX B


                          AGREEMENT AND PLAN OF MERGER



                          AGREEMENT AND PLAN OF MERGER
                                  by and among
                                  BRADFORD BANK
                                       and
                         WYMAN PARK BANCORPORATION, INC.
                                       and
                  WYMAN PARK FEDERAL SAVINGS & LOAN ASSOCIATION



                            Dated as of July 9, 2002



                          AGREEMENT AND PLAN OF MERGER

                                TABLE OF CONTENTS


RECITALS........................................................................................................B-4
ARTICLE I         CERTAIN DEFINITIONS...........................................................................B-5
         Section 1.01      Definitions..........................................................................B-5
ARTICLE II        THE MERGER AND EXCHANGE OF SHARES.............................................................B-8
         Section 2.01      Effects of Merger; Surviving Corporation.............................................B-8
         Section 2.02      Conversion of Shares.................................................................B-9
         Section 2.03      Exchange Procedures..................................................................B-9
         Section 2.04      Stock Options.......................................................................B-10
         Section 2.05      RRP Awards..........................................................................B-10
ARTICLE III       REPRESENTATIONS AND WARRANTIES OF PARENT AND WYMAN PARK......................................B-11
         Section 3.01      Organization........................................................................B-11
         Section 3.02      Capitalization......................................................................B-11
         Section 3.03      Registered Stock....................................................................B-12
         Section 3.04      Dividends...........................................................................B-12
         Section 3.05      Authority; No Violation.............................................................B-12
         Section 3.06      Consents............................................................................B-13
         Section 3.07      Financial Statements................................................................B-13
         Section 3.08      Taxes...............................................................................B-13
         Section 3.09      No Material Adverse Effect..........................................................B-14
         Section 3.10      Contracts...........................................................................B-14
         Section 3.11      Ownership of Property; Insurance Coverage...........................................B-15
         Section 3.12      Legal Proceedings...................................................................B-16
         Section 3.13      Compliance With Applicable Law......................................................B-16
         Section 3.14      ERISA/Employee Compensation.........................................................B-16
         Section 3.15      Brokers, Finders and Financial Advisors.............................................B-18
         Section 3.16      Other Transaction-Related Agreements and Expenses...................................B-19
         Section 3.17      Environmental Matters...............................................................B-19
         Section 3.18      Loan Portfolio......................................................................B-20
         Section 3.19      Information to be Supplied..........................................................B-21
         Section 3.20      Related Party Transactions..........................................................B-21
         Section 3.21      Schedule of Termination Benefits....................................................B-21
         Section 3.22      Deposits............................................................................B-21
         Section 3.23      Business Combination................................................................B-21
         Section 3.24      Fairness Opinion....................................................................B-21
         Section 3.25      Risk Management Instruments.........................................................B-22
         Section 3.26      Disclosure..........................................................................B-22
ARTICLE IV        REPRESENTATIONS AND WARRANTIES OF BRADFORD...................................................B-22
         Section 4.01      Organization........................................................................B-22
         Section 4.02      Authority; No Violation.............................................................B-22
         Section 4.03      Consents............................................................................B-23
         Section 4.04      Financing...........................................................................B-23
         Section 4.05      Bradford Financials.................................................................B-24
         Section 4.06      Information to be Supplied..........................................................B-24
         Section 4.07      Disclosure..........................................................................B-24
ARTICLE V         COVENANTS OF THE PARTIES.....................................................................B-24
         Section 5.01      Conduct of Wyman Park's Business....................................................B-24
         Section 5.02      Access; Confidentiality.............................................................B-27
         Section 5.03      Regulatory Matters and Consents.....................................................B-27
         Section 5.04      Taking of Necessary Action..........................................................B-28
         Section 5.05      Certain Agreements..................................................................B-28
         Section 5.06      No Other Bids and Related Matters...................................................B-29



         Section 5.07      Duty to Advise; Duty to Update Disclosure Schedules.................................B-30
         Section 5.08      Conduct of Bradford's Business......................................................B-30
         Section 5.09      Board and Committee Minutes.........................................................B-30
         Section 5.10      Undertakings by the Parties.........................................................B-31
         Section 5.11      Employee and Termination Benefits...................................................B-32
         Section 5.12      Directors...........................................................................B-35
         Section 5.13      Duty to Advise......................................................................B-35
         Section 5.14      Reduction of Merger Consideration...................................................B-35
ARTICLE VI        CONDITIONS...................................................................................B-35
         Section 6.01      Conditions to Parent's and Wyman Park's Obligations under this Agreement............B-35
         Section 6.02      Conditions to Bradford's Obligations under this Agreement...........................B-36
ARTICLE VII       TERMINATION, WAIVER AND AMENDMENT............................................................B-37
         Section 7.01      Termination.........................................................................B-37
         Section 7.02.     Effect of Termination...............................................................B-38
ARTICLE VIII      MISCELLANEOUS................................................................................B-38
         Section 8.01      Expenses............................................................................B-38
         Section 8.02      Survival of Representations and Warranties..........................................B-39
         Section 8.03      Amendment, Extension and Waiver.....................................................B-39
         Section 8.04      Entire Agreement....................................................................B-39
         Section 8.05      No Assignment.......................................................................B-39
         Section 8.06      Notices.............................................................................B-39
         Section 8.07      Captions; Interpretation............................................................B-40
         Section 8.08      Counterparts........................................................................B-40
         Section 8.09      Severability........................................................................B-40
         Section 8.10      Governing Law.......................................................................B-41


                          AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (this "Agreement"), dated as of July 9, 2002, is by and among Bradford Bank, a federally-chartered savings bank ("Bradford"), and Wyman Park Bancorporation, Inc. ("Parent"), a Delaware
corporation, and Wyman Park Federal Savings & Loan Association, a federally-chartered savings association ("Wyman Park"). Each of Bradford, Parent and Wyman Park, is sometimes individually referred to herein as a "party," and Bradford, Parent and Wyman Park are sometimes collectively referred to herein as the "parties."

                                    RECITALS

     WHEREAS, Bradford is a federally-chartered savings bank organized under the laws of the United States, with principal offices in Baltimore, Maryland.

     WHEREAS, Parent, a registered savings and loan holding company organized under the laws of the State of Delaware, with principal offices in Lutherville, Maryland, owns all of the issued and outstanding capital stock of Wyman Park, a federally-chartered savings association organized under the laws of the United States, with principal offices in Lutherville, Maryland.

     WHEREAS, the Boards of Directors of the respective parties hereto deem it advisable and in the best interests of the respective companies and, with respect to Parent and Wyman Park, their stockholders, and, with respect to Bradford, its members, to consummate the business combination transaction contemplated herein in which Bradford shall incorporate a to-be-formed company ("Interim"), which shall be merged with and into Parent, with Parent surviving the merger, and in connection therewith, each share of Parent Common Stock outstanding immediately prior to the Closing Date shall be canceled in exchange for the right to receive the cash payments specified herein, (the "Merger");

     WHEREAS, as Bradford's purpose in effecting the Merger is the acquisition of Wyman Park, the Merger shall be followed immediately by (i) the liquidation of a to-be-formed Delaware-chartered interim service subsidiary of Bradford ("Service Subsidiary"), of which Parent will be a wholly-owned subsidiary following the Merger, into Bradford, (ii) the liquidation of Parent into Bradford, and (iii) the merger of Wyman Park with and into Bradford, with Bradford surviving the merger (the "Bank Merger"), with the result that Bradford will acquire all the assets and liabilities of Wyman Park, and Wyman Park shall cease to exist (the Merger and the Bank Merger are sometimes collectively referred to as the "Mergers"); and

     WHEREAS, the parties hereto desire to provide for certain undertakings, conditions, representations, warranties and covenants in connection with the Mergers, and the other transactions contemplated by this Agreement (collectively, the "Merger Documents").

     NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties and covenants herein contained and intending to be legally bound hereby, the parties hereto do hereby agree as follows:

                                    ARTICLE I

                               CERTAIN DEFINITIONS

     Section 1.01......Definitions.

     Except as otherwise provided herein, as used in this Agreement, the following terms shall have the indicated meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

     "Affiliate"  means any Person who directly,  or indirectly,  through one or
      ---------
more intermediaries, controls, or is controlled by, or is under common control with, such Person and, without limiting the generality of the foregoing, includes any executive officer or director of such Person and any Affiliate of such executive officer or director.

     "Agreement" means this agreement,  and any amendment or supplement  hereto,
      ---------
which constitutes a "plan of merger" between Bradford, Service Subsidiary, Interim, Parent and Wyman Park.

     "Applications"  means the  applications  for  regulatory  approval that are
      ------------
required by the transactions contemplated hereby.

     "Bank Merger" means the merger of Wyman Park with and into  Bradford,  with
      -----------
Bradford as the surviving institution, and shall include (i) the liquidation of Service Subsidiary into Bradford and (ii) the liquidation of Parent, as the surviving corporation of the Merger, into Bradford.

     "BIF" means the Bank Insurance Fund, as administered by the FDIC.
      ---

     "Bradford  Employee Plan" means all pension,  retirement,  group insurance,
      -----------------------
and other tax-qualified employee benefit plan and arrangements, including, but not limited to, "employee benefit plans," as defined in Section 3(3) of ERISA, incentive and welfare policies, plans and arrangements with respect to employees of Bradford.

     "Bradford  Financials"  means  (i)  the  audited  financial  statements  of
      --------------------
Bradford as of December 31, 1999, 2000 and 2001 and for the three years ended December 31, 1999, 2000 and 2001, including the notes thereto, and (ii) the unaudited interim financial statements of Bradford as of each calendar quarter thereafter.

     "Bradford  Regulatory  Reports"  means  the  Thrift  Financial  Reports  of
      -----------------------------
Bradford and accompanying schedules, as filed with the OTS, for each calendar quarter beginning with the quarter ended March 31, 2001, through the Closing Date.

     "Bradford  Subsidiary"  means any  corporation,  50% or more of the capital
      --------------------
stock of which is owned, either directly or indirectly, by Bradford, except any corporation the stock of which is held as security by Bradford in the ordinary course of its lending activities.

     "Closing  Date" means the date  determined by Bradford and Parent not later
      -------------
than fifteen (15) days after all the conditions precedent pursuant to this Agreement have been fulfilled or waived (including the expiration of any applicable waiting period), or such other date as to which Bradford and Parent shall mutually agree.

     "Code" means the Internal Revenue Code of 1986, as amended.
      ----

     "Compensation  and  Benefit  Plans" has the  meaning  given to such term in
      ---------------------------------
Section 3.14(a).

     "Disclosure  Schedules" means the Disclosure  Schedules delivered by Parent
      ---------------------
and Wyman Park to Bradford pursuant to Article III of this Agreement.

     "DOL" means the U.S. Department of Labor.
      ---

     "Embezzlement"  shall mean the  embezzlement  as  disclosed  in  Disclosure
      ------------
Schedule 3.11(c).

     "Environmental  Law"  means  any  Federal  or  state  law,  statute,  rule,
      ------------------
regulation, code, order, judgment, decree, injunction, common law or agreement with any Federal or state governmental authority relating to (i) the protection, preservation or restoration of the environment (including air, water vapor, surface water, groundwater, drinking water supply, surface land, subsurface land, plant and animal life or any other natural resource), (ii) human health or safety, or (iii) exposure to, or the use, storage, recycling, treatment, generation, transportation, processing, handling, labeling, production, release or disposal of, Hazardous Material, in each case as amended and now in effect.

     "ERISA"  means the Employee  Retirement  Income  Security  Act of 1974,  as
      -----
amended.

     "ESOP" means the Parent Employee Stock Ownership Plan.
      ----

     "Exchange Act" means the Securities  Exchange Act of 1934, as amended,  and
      ------------
the rules and regulations promulgated from time to time thereunder.

     "Exchange  Agent"  means the entity  selected  by  Bradford  to perform the
      ---------------
functions described in Section 2.03 of this Agreement.

     "FDIA" means the Federal Deposit Insurance Act, as amended.
      ----

     "FDIC" means the Federal Deposit Insurance Corporation.
      ----

     "FHLB of Atlanta" means the Federal Home Loan Bank of Atlanta.
      ---------------

     "FRB" means the Board of Governors of the Federal Reserve System.
      ----

     "GAAP" means generally accepted  accounting  principles as in effect at the
      ----
relevant date and consistently applied.

     "GUST"  means the Uruguay  Round  Agreements  Act, the  Uniformed  Services
      ----
Employment  and  Reemployment  Rights  Act  of  1994,  the  Small  Business  Job
Protection Act of 1996, the Taxpayer Relief Act of 1997, the Internal Revenue Service Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000, pertaining to employee benefit plans that are intended to qualify under Section 401(a) of the Code.

     "Hazardous  Material" means any substance  (whether  solid,  liquid or gas)
      -------------------
which is or could be detrimental to human health or safety or to the environment, currently or hereafter listed, defined, designated or classified as hazardous, toxic, radioactive or dangerous, or otherwise regulated, under any Environmental Law, whether by type or by quantity, including any substance containing any such substance as a component. Hazardous Material includes, without limitation, any toxic waste, pollutant, contaminant, hazardous substance, toxic substance, hazardous waste, special waste, industrial substance, oil or petroleum, or any derivative or by-product thereof, radon, radioactive material, asbestos, asbestos-containing material, urea formaldehyde foam insulation, lead and polychlorinated biphenyl.

     "HOLA" means the Home Owners' Loan Act, as amended, 12 U.S.C.ss.ss.1464
      ----
      et al.

     "Interim" means the to-be-formed subsidiary of Bradford that will be merged
      -------
      with and into Parent.

     "IRS" means the Internal Revenue Service.
      ---

     "Knowledge" as used with respect to a Person (including  references to such
      ---------
Person being aware of a particular matter) means those facts that are known by the executive officers and directors of such Person, and includes, without limitation, any facts, matters or circumstances set forth in any written notice from a Regulatory Authority or any other material written notice received by that Person. References to the "Knowledge" of Parent includes the "Knowledge" of Wyman Park.

     "Loan" includes loan participations.
      ----
     "Loan  Property"  shall  have the  meaning  given to such  term in  Section
      --------------
     3.17(b) of this Agreement.

     "Material  Adverse Effect" shall mean, with respect to Bradford,  Parent or
      ------------------------
Wyman Park, any adverse effect on its assets, financial condition or results of operations which is material to its assets, financial condition or results of operations, except for any material adverse effect caused by (i) any change in the market value of the assets of Bradford, Parent or Wyman Park resulting from a change in interest rates generally, (ii) any individual or combination of changes occurring after the date hereof in any Federal or state law, rule or regulation or in GAAP, which change(s) or affect(s) financial institutions generally, (iii) any action taken by Parent, Wyman Park or any other Parent Subsidiary at the request of Bradford, (iv) expenses incurred to complete the transaction contemplated by this Agreement; or (v) an increase by the FDIC, pursuant to Section 327.9 of the FDIC Regulations (12 CFR ss.327.9), in the BIF or SAIF Assessment Schedule.

     "Merger"  means the merger of Interim with and into Parent,  with Parent as
      ------
     the surviving entity.

     "OTS" means the Office of Thrift Supervision.
      ---

     "Parent Common Stock" has the meaning given to that term in Section 3.02(a)
      -------------------
     of this Agreement.

     "Parent Financials" means (i) the audited consolidated financial statements
      -----------------
of Parent as of June 30, 1999, 2000 and 2001 and for the three years ended June 30, 1999, 2000, 2001, including the notes thereto, and (ii) the unaudited interim consolidated financial statements of Parent as of each calendar quarter thereafter included in Securities Documents filed by Parent.

     "Parent  Regulatory  Reports" means the Thrift  Financial  Reports of Wyman
      ---------------------------
Park and accompanying schedules, as filed with the OTS, for each calendar quarter beginning with the quarter ended March 31, 2001, through the Closing Date, and all Annual, Quarterly and Current Reports filed on Form H(b)-11 with the OTS by Parent from March 31, 2001 through the Closing Date.

     "Parent Subsidiary" means any corporation, 50% or more of the capital stock
      -----------------
of which is owned, either directly or indirectly, by Parent, including Wyman Park, except any corporation the stock of which is held as security by Parent or Wyman Park in the ordinary course of its lending activities.

     "Participation  Facility"  shall  have the  meaning  given to such  term in
      -----------------------
Section 3.17(b) of this Agreement.

     "Person" means any  individual,  corporation,  partnership,  joint venture,
      ------
association, trust or "group" (as that term is defined under the Exchange Act).

     "Proxy Statement" means the proxy statement,  together with any supplements
      ---------------
thereto, to be transmitted to holders of Parent Common Stock in connection with the transactions contemplated by this Agreement.

     "Regulatory  Agreement"  has the meaning given to that term in Section 3.13
      ---------------------
of this Agreement.

     "Regulatory  Authority"  means any agency or  department  of any federal or
      ---------------------
state government, including without limitation the OTS, the FDIC, the FRB, the SEC or the respective staffs thereof.

     "Rights" means warrants,  options, rights, convertible securities and other
      ------
capital stock equivalents that obligate an entity to issue its securities.

     "SAIF" means the Savings Association Insurance Fund, as administered by the
      ----
FDIC.

     "SEC" means the Securities and Exchange Commission.
      ---

     "Securities  Act" means the  Securities  Act of 1933,  as amended,  and the
      ---------------
rules and regulations promulgated from time to time thereunder.

     "Securities  Documents"  means  all  registration  statements,   schedules,
      ---------------------
statements, forms, reports, proxy material, and other documents required to be filed under the Securities Laws.

     "Securities  Laws" means the  Securities  Act and the  Exchange Act and the
      ----------------
rules and regulations promulgated from time to time thereunder.

     "Subsidiary"  means any  corporation,  50% or more of the capital  stock of
      ----------
which is owned, either directly or indirectly, by another entity, except any corporation the stock of which is held as security by either Bradford, Parent or Wyman Park, as the case may be, in the ordinary course of its lending activities.

     "Superior  Proposal"  has the meaning given to such term in Section 5.06 of
      ------------------
this Agreement.

     "Wyman  Park  401(k)  Plan"  means the Wyman  Park  Federal  Savings & Loan
      -------------------------
Employees Savings & Profit Sharing Plan and Trust.


                                   ARTICLE II

                        THE MERGER AND EXCHANGE OF SHARES

         Section 2.01......Effects of Merger; Surviving Corporation.

(a)  (i)......On the Closing Date, Interim shall merge with and into Parent; the separate existence of Interim shall cease; Parent shall be the surviving corporation in the Merger (the "Surviving Corporation") and a wholly-owned subsidiary of Service Subsidiary; and all of the property (real, personal and mixed), rights, powers and duties and obligations of Interim shall be taken and deemed to be transferred to and vested in Parent, as the Surviving Corporation in the Merger, without further act or deed; all in accordance with Delaware law.

     (ii).....On the  Closing  Date,  the Charter of the  Surviving  Corporation
          shall continue as in effect immediately prior to the Closing Date, and the Bylaws of the Surviving Corporation shall continue as in effect immediately prior to the Closing Date, until thereafter altered, amended or repealed in accordance with applicable law.

     (iii)....On the Closing  Date,  the  directors  of Interim duly elected and holding office immediately prior to the Closing Date shall be the directors of the Surviving Corporation in the Merger, each to hold office until his or her successor is elected and qualified or otherwise in accordance with the Charter and Bylaws of the Surviving Corporation.

     (iv).....On the Closing  Date,  the  officers of Interim  duly  elected and holding office immediately prior to the Closing Date shall be the officers of the Surviving Corporation in the Merger, each to hold office until his or her successor is elected and qualified or otherwise in accordance with the Charter and the Bylaws of the Surviving Corporation.

(b) Notwithstanding any provision of this Agreement to the contrary, Bradford may elect, subject to the filing of all necessary applications and the receipt of all required regulatory approvals, to modify the structure of the transactions contemplated hereby, and the parties shall enter into such alternative transactions, so long as (i) there are no adverse financial or tax consequences to Parent or the stockholders, directors or officers of Parent as a result of such modification, (ii) the Merger Consideration is not thereby changed in kind or reduced in amount because of such modification, (iii) such modification will not be likely to materially delay or jeopardize receipt of any required regulatory approvals, and (iv) such modification will not be likely to materially delay the Closing Date that would otherwise apply.

         Section 2.02......Conversion of Shares.

     (i)......Each   outstanding   share  of  Parent  Common  Stock  issued  and
          outstanding at the Closing Date, except as provided in clauses (ii) of this Section, shall cease to be outstanding, shall cease to exist and shall be converted into the right to receive $14.55 in cash (subject to appropriate adjustment pursuant to Section 5.14 hereof) (the "Merger Consideration").

     (ii).....Any  shares  of  Parent  Common  Stock  which are owned or held by either party hereto or any of their respective Subsidiaries (other than in a fiduciary capacity or in connection with legally binding commitments or debts contracted prior to the Closing Date, including obligations under the Parent Stock Option Plan, which obligations under the Parent Stock Option Plan will be treated as provided in
          Section 2.04 below) at the Closing Date shall cease to exist, the certificates for such shares shall as promptly as practicable be canceled, such shares shall not be converted into the Merger Consideration, and no cash shall be issued or exchanged therefor.

     (iii)....The holders of certificates  representing  shares of Parent Common
          Stock as of the Closing Date (any such certificate being hereinafter referred to as a "Certificate") shall cease to have any rights as stockholders of Parent, except such rights, if any, as they may have pursuant to applicable law.

         Section 2.03......Exchange Procedures.

(a) As promptly as practicable after the Closing Date (but in no event later than five (5) business days after the Closing Date), the Exchange Agent shall mail to each holder of record of an outstanding share Certificate or Certificates a Letter of Transmittal containing instructions for the surrender of the Certificate or Certificates held by such holder for payment therefor. Upon surrender of the Certificate or Certificates to the Exchange Agent in accordance with the instructions set forth in the Letter of Transmittal, such holder shall promptly receive (but in no event later than five (5) business days after such surrender) in exchange therefor the Merger Consideration, without interest thereon. Approval of this Agreement by the stockholders of Parent shall constitute authorization for Bradford to designate and appoint such Exchange Agent who shall be reasonably acceptable to Parent. Neither Bradford nor the Exchange Agent shall be obligated to deliver the Merger Consideration to a former stockholder of Parent until such former stockholder surrenders his Certificate or Certificates or, in lieu thereof, any such appropriate affidavit of loss and indemnity agreement and bond as may be reasonably required by Bradford.

(b) If payment of the Merger Consideration is to be made to a person other than the person in whose name a Certificate surrendered in exchange therefor is registered, it shall be a condition of payment that the Certificate so surrendered shall be properly endorsed (or accompanied by an appropriate instrument of transfer) and otherwise in proper form for transfer, and that the person requesting such payment shall pay any transfer or other taxes required by reason for the payment to a person other than the registered holder of the Certificate surrendered, or required for any other reason, or shall establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable.

(c) On or prior to the Closing Date, Bradford shall deposit or cause to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that Parent's stockholders shall be entitled to receive on the Closing Date pursuant to Section 2.02 hereof and such amounts payable by Bradford under Sections 2.04 and 2.05 herein.

(d) The payment of the Merger Consideration upon the conversion of Parent Common Stock in accordance with the above terms and conditions shall be deemed to have been issued and paid in full satisfaction of all rights pertaining to such Parent Common Stock.

(e) Promptly following the date which is twelve (12) months after the Closing Date, the Exchange Agent shall deliver to Bradford all cash, certificates and other documents in its possession relating to the transactions described in this Agreement, and the Exchange Agent's duties shall terminate. Thereafter, each holder of a Certificate formerly representing shares of Parent Common Stock may surrender such Certificate to Bradford and (subject to applicable abandoned property, escheat and similar laws) receive in consideration therefor the Merger Consideration multiplied by the number of shares of Parent Common Stock formerly represented by such Certificate, without any interest thereon.

(f) After the close of business on the Closing Date, there shall be no transfers on the stock transfer books of Parent of the shares of Parent Common Stock that are outstanding immediately prior to the Closing Date, and the stock transfer books of Parent shall be closed with respect to such shares. If, after the Closing Date, Certificates representing such shares are presented to the Exchange Agent for transfer, they shall be canceled and exchanged for the Merger Consideration as provided in this Article II.

(g) In the event any Certificate for Parent Common Stock shall have been lost, stolen or destroyed, the Exchange Agent shall deliver in exchange for such lost, stolen or destroyed Certificate, upon the making of an affidavit of the fact by the holder thereof, the cash to be paid in the Merger as provided for herein; provided, however, that Bradford may, in its sole
                           --------   -------
     discretion and as a condition precedent to the delivery thereof, require the owner of such lost, stolen or destroyed certificate to deliver a bond in such reasonable sum as Bradford may require as indemnity against any claim that may be made against Parent, Bradford or any other party with respect to the Certificate alleged to have been lost, stolen or destroyed.

         Section 2.04......Stock Options.

     At the Closing Date, each option granted by Parent (a "Parent Option") to purchase shares of Parent Common Stock issued and outstanding pursuant to the Parent 1999 Stock Option and Incentive Plan (the "Parent Stock Option Plan"), whether or not such option is otherwise exercisable on the Closing Date, shall, by reason of the Merger, cease to be outstanding and each holder of a Parent Option shall receive from Parent (or if requested by Bradford, from Bradford), at the Closing Date, cash in an amount equal to (i) the difference (if a positive number) between (A) $14.55 (subject to appropriate adjustment pursuant to Section 5.14 hereof) and (B) the exercise price of each such Parent Option multiplied by (ii) the number of shares of Parent Common Stock subject to the Parent Option, less applicable tax withholding, provided that such recipient shall deliver a cancellation agreement in form and substance reasonably satisfactory to Bradford and Parent prior to receipt of such payment.

         Section 2.05......RRP Awards.

     As set forth in Disclosure Schedule 2.05, all stock awards under the Parent Recognition and Retention Plan ("RRP"), whether or not otherwise vested prior to the Closing Date, shall become immediately vested on the Closing Date pursuant to the terms of the RRP and shall be exchanged as provided in Section 2.02 hereof; provided, however, that the recipients of such awards shall deliver a
         --------   -------
cancellation agreement in form and substance reasonably satisfactory to Bradford and Parent prior to receipt of such payment; and provided, further, that such
                                                  --------   -------
recipients shall also be entitled to any cash amounts due under the terms of the RRP at the time the Merger Consideration is paid to such recipients; and provided, further, that the Merger Consideration and cash amounts associated
--------   -------
with the stock awards shall be reduced by applicable tax withholding.

                                   ARTICLE III

             REPRESENTATIONS AND WARRANTIES OF PARENT AND WYMAN PARK

     Parent and Wyman Park represent and warrant to Bradford that the statements contained in this Article III are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article III), except as set forth in the Disclosure Schedules delivered by Parent and Wyman Park to Bradford on or prior to the date hereof. Parent and Wyman Park have made a good faith effort to ensure that the disclosure on each schedule of the Disclosure Schedules corresponds to the section reference herein. However, for purposes of the Disclosure Schedules, any item disclosed on any schedule is deemed to be fully disclosed with respect to all schedules under which such item may be relevant.

     Section 3.01......Organization.

     (a) Parent is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is duly registered as a savings and loan holding company under the HOLA. Wyman Park is the only subsidiary of Parent.

     (b) Wyman Park is a savings association duly organized, validly existing and in good standing under federal law. The deposits of Wyman Park are insured by the FDIC through the SAIF to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid by Wyman Park when due. W.P. Financial Corporation ("WP Financial") is the only subsidiary of Wyman Park.

     (c) Wyman Park is a member of the FHLB of Atlanta and owns the requisite amount of stock therein.

     (d) WP Financial is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland. WP Financial has full corporate power and authority to carry on its business as now conducted and is duly licensed or qualified to do business in the states of the United States and foreign jurisdictions where its ownership or leasing of property or the conduct of its business requires such qualification, except where the failure to be so licensed or qualified would not have a Material Adverse Effect on Parent. WP Financial has no subsidiaries.

     (e)  Wyman Park and WP Financial are the only Parent Subsidiaries.

     (f) The respective minute books of Parent and each Parent Subsidiary accurately records, in all material respects, all material corporate actions of their respective stockholders and boards of directors (including committees) through the date of this Agreement.

     (g) Prior to the date of this Agreement, Parent has made available to Bradford true and correct copies of the Charter and Bylaws of Parent, Wyman Park and WP Financial.

     Section 3.02......Capitalization.

     (a) The authorized capital stock of Parent consists of 2,000,000 shares of common stock, $0.01 par value ("Parent Common Stock"), of which 822,490 shares are outstanding, validly issued, fully paid and non-assessable and free of preemptive rights, and 500,000 shares of preferred stock, $0.01 par value, none of which are issued and outstanding. Parent holds 189,223 shares of Parent Common Stock as treasury stock. Neither Parent nor any Parent Subsidiary has or is bound by any Rights of any character relating to the purchase, sale or issuance or voting of, or right to receive dividends or other distributions on any shares of Parent Common Stock, or any other security of Parent or any securities representing the right to vote, purchase or otherwise receive any shares of Parent Common Stock or any other security of Parent, other than 168,909 shares of Parent Common Stock issuable under the Parent Stock Option Plan. The shares issuable under the Parent Stock Option Plan and the Parent RRP were validly authorized and issued by Parent. Disclosure Schedule 3.02(a) sets forth, as of the date hereof, the name of each holder of an option to purchase Parent Common Stock, the number of shares each such individual may acquire pursuant to the exercise of such options, the vesting dates, and the exercise price relating to the options held, and the name of each grantee of an award under the RRP, the number of shares subject to each award, the amount of cash awards under the RRP, and the vesting schedule of each award.

     (b) Parent owns all of the capital stock of Wyman Park, free and clear of any lien or encumbrance.

     (c) Wyman Park owns all of the capital stock of WP Financial, free and clear of any lien or encumbrance.

     Section 3.03......Registered Stock.

     The Parent Common Stock is registered under Section 12(g) of the Exchange Act. Parent has timely filed all reports required to be filed pursuant to the Exchange Act for the last twelve (12) months and all such reports contain no untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

     Section 3.04......Dividends.

     At the date of this Agreement, there are no declared and not yet payable dividends or distributions on, or with respect to, the Parent Common Stock.

     Section 3.05......Authority; No Violation.

     (a) Parent and Wyman Park each has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Parent and Wyman Park and the completion by Parent and Wyman Park of the transactions contemplated hereby (other than the Bank Merger, which shall be approved by the Board of Directors of Wyman Park and by Bradford, in its capacity as sole stockholder of Wyman Park following the Merger and the liquidation of each of Service Subsidiary and Parent into Bradford, after the Merger) have been duly and validly approved by the Board of Directors of Parent and Wyman Park, respectively, and, except for approval of the stockholders of Parent and the Regulatory Authorities and as contemplated in the parenthetical in the preceding clause, no other corporate proceedings on the part of Parent or Wyman Park are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Parent and Wyman Park and subject to approval by the stockholders of Parent, receipt of the required approvals of the Regulatory Authorities described in Section 5.03 hereof and approval of the Bank Merger by the Board of Directors of Wyman Park and by Bradford, in its capacity as sole stockholder of Wyman Park following the Merger and the liquidation of each of Service Subsidiary and Parent into Bradford, after the Merger, constitutes the valid and binding obligations of Parent and Wyman Park, enforceable against Parent and Wyman Park in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally, and as to Wyman Park, the conservatorship or receivership provisions of the FDIA, and subject, as to enforceability, to general principles of equity.

     (b) (A) The execution and delivery of this Agreement by Parent and Wyman Park, (B) subject to receipt of approvals from the Regulatory Authorities referred to in Section 5.03 hereof, and Parent's and
          Bradford's compliance with any conditions contained therein, and subject to the receipt of the approval of Parent's stockholders, the consummation of the transactions contemplated hereby, and (C) compliance by Parent and Wyman Park with any of the terms or provisions hereof, will not: (i) conflict with or result in a breach of any provision of the Charter or Bylaws of Parent or any Parent Subsidiary; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Parent or any Parent Subsidiary or any of their respective properties or assets; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Parent or any Parent Subsidiary under any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Parent or any Parent Subsidiary is a party, or by which they or any of their respective properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults under clause (ii) or (iii) hereof which, either individually or in the aggregate, will not have a Material Adverse Effect on Parent and the Parent Subsidiaries taken as a whole.

     Section 3.06......Consents.

     Except for the consents, waivers, approvals, filings and registrations from or with the Regulatory Authorities referred to in Section 5.03 hereof and compliance with any conditions contained therein, the approval of this Agreement by the requisite vote of the stockholders of Parent and the approval of the Bank Merger by the Board of Directors of Wyman Park and by Bradford, in its capacity as sole stockholder of Wyman Park following the Merger and the liquidation of each of Service Subsidiary and Parent into Bradford, after the Merger, no consents, waivers or approvals of, or filings or registrations with, any Regulatory Authority are necessary, and, to Parent's Knowledge, no consents, waivers or approvals of, or filings or registrations with, any other third parties are necessary, in connection with (a) the execution and delivery of this Agreement by Parent and Wyman Park, and (b) the completion by Parent and Wyman Park of the Merger and the Bank Merger. Parent and Wyman Park have no reason to believe that (i) any required Regulatory Approvals or other required consents or approvals will not be received, or that (ii) any public body or authority, the consent or approval of which is not required or to which a filing is not required, will object to the completion of the transactions contemplated by this Agreement.

     Section 3.07......Financial Statements.

     (a) Parent has previously made available to Bradford the Parent Regulatory Reports. The Parent Regulatory Reports have been prepared in all material respects in accordance with applicable regulatory accounting principles and practices throughout the periods covered by such statements, and fairly present in all material respects, the consolidated financial position, results of operations and changes in shareholders' equity of Parent as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles applied on a consistent basis.

     (b) Parent...has previously made available to Bradford the Parent Financials. The Parent Financials have been prepared in accordance with GAAP, and (including the related notes where applicable) fairly present in each case in all material respects (subject in the case of the unaudited interim statements to normal year-end adjustments), the consolidated financial position, results of operations and cash flows of Parent and the Parent Subsidiaries on a consolidated basis as of and for the respective periods ending on the dates thereof, in accordance with GAAP applied on a consistent basis during the periods involved, except as indicated in the notes thereto, or in the case of unaudited statements, as permitted by Form 10-QSB.

     (c) At the date of each balance sheet included in the Parent Financials or the Parent Regulatory Reports, Parent did not have any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such Parent Financials or Parent Regulatory Reports or in the footnotes thereto which are not fully reflected or reserved against therein or fully disclosed in a footnote thereto, except for liabilities, obligations and loss contingencies which are not material individually or in the aggregate or which are incurred in the ordinary course of business, consistent with past practice, and except for liabilities, obligations and loss contingencies which are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal, recurring audit adjustments and the absence of footnotes.

     (d) Parent has previously made available to Bradford all management letters either it or Wyman Park has received from their auditors since 1995.

     Section 3.08 Taxes.

     Parent and the Parent Subsidiaries are members of the same affiliated group within the meaning of Code Section 1504(a). Parent has duly filed all federal, state and local tax returns required to be filed by or with respect to Parent and all Parent Subsidiaries on or prior to the Closing Date (all such amounts shown to be due have been paid) and has duly paid or made provisions for the payment of all material federal, state and local taxes which have been incurred by or are due or claimed to be due from Parent and any Parent
Subsidiary by any taxing authority or pursuant to any written tax sharing agreement on or prior to the Closing Date other than taxes or other charges which (i) are not delinquent, (ii) are being contested in good faith, or (iii) have not yet been fully determined. As of the date of this Agreement, there is no audit examination, deficiency assessment, tax investigation or refund litigation with respect to any taxes of Parent or any of its Subsidiaries, and no claim has been made by any authority in a jurisdiction where Parent or any of its Subsidiaries do not file tax returns that Parent or any such Subsidiary is subject to taxation in that jurisdiction. Parent and its Subsidiaries have not executed an extension or waiver of any statute of limitations on the assessment or collection of any material tax due that is currently in effect. Parent and each of its Subsidiaries has withheld and paid all taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder or other third party, and Parent and each of its Subsidiaries has timely complied with all applicable information reporting requirements under Part III, Subchapter A of Chapter 61 of the Code and similar applicable state and local information reporting requirements.

     Section 3.09......No Material Adverse Effect.

     Except as set forth in Disclosure Schedule 3.09, Parent and the Parent Subsidiaries, taken as a whole, have not suffered any Material Adverse Effect since June 30, 2001, and no event has occurred or circumstance arisen since that date which, in the aggregate, has had or is reasonably likely to have a Material Adverse Effect on Parent and the Parent Subsidiaries.

     Section 3.10 Contracts.

     (a) Except as set forth in Disclosure Schedule 3.10(a), neither Parent nor any Parent Subsidiary is a party to or subject to: (i) any employment, consulting or severance contract or material arrangement with any past or present officer, director or employee of Parent nor any Parent Subsidiary, except for "at will" arrangements; (ii) any plan, material arrangement or contract providing for bonuses, pensions, options, deferred compensation, retirement payments, profit sharing or similar material arrangements for or with any past or present officers, directors or employees of Parent or any Parent Subsidiary; (iii) any collective bargaining agreement with any labor union relating to employees of Parent or any Parent Subsidiary; (iv) any agreement which by its terms limits the payment of dividends by Parent or Wyman Park;
          (v) any instrument evidencing or related to material indebtedness for borrowed money whether directly or indirectly, by way of purchase money obligation, conditional sale, lease purchase, guaranty or otherwise, in respect of which Parent or any Parent Subsidiary is an obligor to any person, which instrument evidences or relates to indebtedness other than deposits, borrowings from the FHLB of Atlanta, repurchase agreements, bankers' acceptances, and "treasury tax and loan" accounts established in the ordinary course of business and transactions in "federal funds" or which contains financial covenants or other restrictions (other than those relating to the payment of principal and interest when due) which would be applicable on or after the Closing Date to Bradford or any Bradford Subsidiary; (vi) any agreement, written or oral, that obligates Parent or any Parent Subsidiary for the payment of more than $15,000 annually; or (vii) any contract (other than this Agreement) limiting the freedom, in any material respect, of Parent to engage in any type of banking or bank-related business which it or Wyman Park is permitted to engage in under applicable law as of the date of this Agreement.

     (b) True and correct copies of agreements, plans, contracts, arrangements and instruments referred to in Section 3.10(a), have been provided to Bradford on or before the date hereof, are listed on Disclosure
          Schedule 3.10(a) and are in full force and effect on the date hereof, and neither Parent nor any Parent Subsidiary (nor, to the Knowledge of Parent, any other party to any such contract, plan, arrangement or instrument) has materially breached any provision of, or is in material default under any term of, any such contract, plan, arrangement or instrument. Except as set forth in the Disclosure
          Schedule 3.10(b), no party to any material contract, plan, arrangement or instrument will have the right to terminate any or all of the provisions of any such contract, plan, arrangement or instrument as a result of the execution of, and the transactions contemplated by, this Agreement. Except as set forth in Disclosure Schedule 3.10(b), none of the employees (including officers) of Parent or any Parent Subsidiary, possess the right to terminate their employment and receive or be paid (or cause Parent or any Parent Subsidiary to accrue on their behalf) benefits solely as a result of the execution of this Agreement or the consummation of the transactions contemplated hereby. Except as set forth in Disclosure Schedule 3.10(b), no plan, contract, employment agreement, termination agreement, or similar agreement or arrangement to which Parent or any Parent Subsidiary is a party or under which Parent or any Parent Subsidiary may be liable contains provisions which permit an employee or independent contractor to terminate it without cause and continue to accrue future benefits thereunder. Except as set forth in Disclosure Schedule 3.10(b), no such agreement, plan, contract, or arrangement (x) provides for acceleration in the vesting of benefits or payments due thereunder upon the occurrence of a change in ownership or control of Parent or any Parent Subsidiary or upon the occurrence of a subsequent event; or (y) requires Parent or any Parent Subsidiary to provide a benefit in the form of Parent Common Stock or determined by reference to the value of Parent Common Stock.

     (c) Each real estate lease that may require the consent of the lessor or its agent resulting from the Merger by virtue of a prohibition or restriction relating to assignment, by operation of law or otherwise, or change in control, is listed in Disclosure Schedule 3.10(c) identifying the section of the lease that contains such prohibition or restriction. Neither Parent nor any Parent Subsidiary is in default in any material respect under any material contract, agreement, commitment, arrangement, lease, insurance policy or other instrument to which it is a party, by which its assets, business, or operations may be bound or affected, or under which it or its assets, business, or operations receive benefits, and there has not occurred any event that, with the lapse of time or the giving of notice or both, would constitute such a default.

     (d) A true and correct copy of the agreement (the "NCR Agreement") between Wyman Park and NCR Corporation ("NCR") has been provided to Bradford on or before the date hereof. No amendment or other modification to the NCR Agreement has been made as of the date hereof, including, without limitation, any change that would affect Wyman Park's or Bradford's, as the case may be, ability to terminate the NCR Agreement upon one hundred eighty (180) days notice to NCR and the payment of a termination fee in the approximate amount of $86,000, assuming, with respect to the termination fee, that such termination were to occur on December 31, 2002.

     (e) A true and correct copy of the Standard Invest Correspondent Agreement (the "Invest Agreement") by and between WP Financial and Carrollton Financial Services, Inc. ("Carrollton") has been provided to Bradford on or before the date hereof. No amendments or other modifications have been made to the Invest Agreement as of the date hereof, including, without limitation, any change that would affect WP Financial's or Bradford's, as the case may be, ability to terminate the Invest Agreement upon sixty (60) days notice to INVEST Financial Corporation and Carrollton without penalty, financial or otherwise.

     Section 3.11......Ownership of Property; Insurance Coverage.

     (a) Parent and the Parent Subsidiaries have good and, as to real property, marketable title to all material assets and properties owned by Parent or any Parent Subsidiary in the conduct of their businesses, whether such assets and properties are real or personal, tangible or intangible, including assets and property reflected in the balance sheets contained in the Parent Regulatory Reports and in the Parent Financials or acquired subsequent thereto (except to the extent that such assets and properties have been disposed of in the ordinary course of business, since the date of such balance sheets), subject to no material encumbrances, liens, mortgages, security interests or pledges, except (i) those items which secure liabilities for public or statutory obligations or any discount with, borrowing from or other obligations to the FHLB of Atlanta, inter-bank credit facilities, or any transaction by a Parent Subsidiary acting in a fiduciary capacity,
          (ii) statutory liens for amounts not yet delinquent or which are being contested in good faith, and (iii) items permitted under Article V. Parent and the Parent Subsidiaries, as lessee, have the right under valid and subsisting leases of real and personal properties used by Parent and its Subsidiaries in the conduct of their businesses to occupy or use all such properties as presently occupied and used by each of them. Except as disclosed in Disclosure Schedule 3.11(a), such existing leases and commitments to lease constitute or will constitute operating leases for both tax and financial accounting purposes and the lease expense and minimum rental commitments with respect to such leases and lease commitments are as disclosed in the notes to the Parent Financials.

     (b) With respect to all material agreements pursuant to which Parent or any Parent Subsidiary has purchased securities subject to an agreement to resell, if any, Parent or such Parent Subsidiary, as the case may be, has a lien or security interest (which to Parent's knowledge is a valid, perfected first lien) in the securities or other collateral securing the repurchase agreement, and the value of such collateral equals or exceeds the amount of the debt secured thereby.

     (c) Parent and each Parent Subsidiary currently maintains insurance considered by Parent to be reasonable for their respective operations, in accordance with good business practice. Parent has not received notice from any insurance carrier that (i) such insurance will be canceled or that coverage thereunder will be reduced or eliminated, or
          (ii) premium costs with respect to such policies of insurance will be substantially increased. There are presently no material claims pending under such policies of insurance and no notices have been given by Parent or any Parent Subsidiary under such policies. All such insurance is valid and enforceable and in full force and effect, and within the last three years Parent and each Parent Subsidiary has received each type of insurance coverage for which it has applied and during such periods has not been denied indemnification for any material claims submitted under any of its insurance policies. Disclosure Schedule 3.11(c) sets forth a complete and accurate description of the Embezzlement.

     Section 3.12 Legal Proceedings.

     Except as disclosed in Disclosure Schedule 3.12, neither Parent nor any Parent Subsidiary is a party to any, and there are no pending or, to Parent's Knowledge, threatened legal, administrative, arbitration or other proceedings, claims, actions or governmental investigations or inquiries of any nature (i) against Parent or any Parent Subsidiary, (ii) to which Parent or any Parent Subsidiary's assets are or may be subject, (iii) challenging the validity or propriety of any of the transactions contemplated by or relating to this Agreement, or (iv) which could adversely affect the ability of Parent or Wyman Park to perform under this Agreement, except for any proceedings, claims, actions, investigations or inquiries referred to in clauses (i) or (ii) which, if adversely determined, individually or in the aggregate, could not be reasonably expected to have a Material Adverse Effect on Parent and the Parent Subsidiaries, taken as a whole.

     Section 3.13 Compliance With Applicable Law.

     (a) Parent and the Parent Subsidiaries hold all licenses, franchises, permits and authorizations necessary for the lawful conduct of their respective businesses under, and have complied in all material respects with, applicable laws, statutes, orders, rules or regulations of any Federal, state or local governmental authority relating to them, other than where such failure to hold or such noncompliance will neither result in a limitation in any material respect on the conduct of their respective businesses.

     (b) Except as disclosed in Disclosure Schedule 3.13, neither Parent nor any Parent Subsidiary has received any notification or communication from any Regulatory Authority (i) asserting that Parent or any Parent Subsidiary is not in material compliance with any of the statutes, regulations or ordinances which such Regulatory Authority enforces;
          (ii) threatening to revoke any license, franchise, permit or governmental authorization which is material to Parent or any Parent Subsidiary; (iii) requiring or threatening to require Parent or any Parent Subsidiary, or indicating that Parent or any Parent Subsidiary may be required, to enter into a cease and desist order, agreement or memorandum of understanding or any other agreement with any Federal or state governmental agency or authority which is charged with the supervision or regulation of banks or engages in the insurance of bank deposits restricting or limiting, or purporting to restrict or limit, in any material respect the operations of Parent or any Parent Subsidiary, including without limitation any restriction on the payment of dividends; or (iv) directing, restricting or limiting, or purporting to direct, restrict or limit, in any manner the operations of Parent or any Parent Subsidiary, including without limitation any restriction on the payment of dividends (any such notice, communication, memorandum, agreement or order described in this sentence is hereinafter referred to as a "Regulatory Agreement"). Neither Parent nor any Parent Subsidiary has consented to or entered into any currently effective Regulatory Agreement, except as set forth in Disclosure Schedule 3.13.

     Section 3.14......ERISA/Employee Compensation.

     (a) Disclosure Schedule 3.14(a) includes a descriptive list of all existing bonus, incentive, deferred compensation, pension, retirement, profit-sharing, thrift, savings, phantom stock, severance, welfare and fringe benefit plans, employment, severance and change in control agreements and all other benefit practices, policies and arrangements maintained by Parent, any Parent Subsidiary or any other entity (including but not limited to a Parent Subsidiary) which is considered one employer with Parent under Section 4001(b)(1) of ERISA or Section 414 of the Code (an "ERISA Affiliate"),in which any employee or former employee, consultant or former consultant or director or former director of Parent, any Parent Subsidiary or any ERISA Affiliate participates or to which any such employee, consultant or director, or former employee, former consultant or former director, is a party or is otherwise entitled to receive benefits (the "Compensation and Benefit Plans"). A true and correct copy of each Compensation and Benefit Plan has previously been delivered to Bradford. Neither Parent, any Parent Subsidiary nor any ERISA Affiliate has any commitment to create any additional Compensation and Benefit Plan or to modify, change or renew any existing Compensation and Benefit Plan, except as contemplated by Section 5.11 hereof.

     (b) Each Compensation and Benefit Plan has been operated and administered in accordance with its terms and with applicable law, including, but not limited to, ERISA, the Code, the Age Discrimination in Employment Act, and any regulations or rules promulgated thereunder, and all filings, disclosures and notices required by ERISA, the Code, the Age Discrimination in Employment Act and any other applicable law have been timely made. Each Compensation and Benefit Plan which is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA (a "Pension Plan") and which is intended to be qualified under
          Section 401 (a) of the Code is so qualified, has been fully amended for GUST, has been submitted to the IRS for a determination letter covering GUST, and has received a favorable determination letter from the IRS. Parent is not aware of any circumstances which could result in revocation of such currently effective favorable determination letter. There is no pending or threatened action, suit or claim relating to any of the Compensation and Benefit Plans (other than routine claims for benefits). Neither Parent, any Parent Subsidiary nor any ERISA Affiliate has engaged in a transaction, or omitted to take any action, with respect to any Compensation and Benefit Plan that could constitute a "prohibited transaction" within the meaning of
          Section 406 of ERISA, or subject Parent, any Parent Subsidiary or any ERISA Affiliate to a tax or penalty imposed by either Section 502 of ERISA or Section 4975 of the Code.

     (c) No liability under Title IV of ERISA has been incurred by Parent, any Parent Subsidiary or any ERISA Affiliate with respect to any Compensation and Benefit Plan which is subject to Title IV of ERISA, or with respect to any "single-employer plan" (as defined in Section 4001 (a) of ERISA) currently or formerly maintained or contributed to by Parent, any Parent Subsidiary or any ERISA Affiliate (any such plan is herein referred to as a "Parent Pension Plan") since the effective date of ERISA that has not been satisfied in full, and, to their Knowledge, no condition exists that presents a risk to Parent, any Parent Subsidiary or any ERISA Affiliate of incurring a liability under such Title (including, but not limited to, the cessation of participation in the Financial Institutions Retirement Fund, as provided in Section 5.11(a) hereof). Except as set forth in Disclosure
          Schedule 3.14(c), the fair market value of the assets of each Parent Pension Plan exceeds the present value of the "benefit liabilities" (as defined in Section 4001(a)(16) of ERISA) under such Parent Pension Plan as of the end of the most recent plan year with respect to the Parent Pension Plan ending prior to the date hereof, calculated on the basis of the actuarial assumptions used in the most recent actuarial valuation for such Parent Pension Plan as of the date hereof, and the assets of each Parent Pension Plan are sufficient to provide all plan benefits on a termination basis (within the meaning of Section 4041(b)(2)(A) of ERISA); except as disclosed at Disclosure Schedule 3.14(c), there is not currently pending with the Pension Benefit Guaranty Corporation any filing with respect to any reportable event under Section 4043 of ERISA nor has any reportable event occurred as to which a filing is required and has not been made (other than as might be required with respect to this Agreement and the transactions contemplated hereby). Neither Parent, any Parent Subsidiary nor any ERISA Affiliate has contributed to any "multi-employer plan," as defined in Section 3(37) of ERISA, on or after September 26, 1980. Except as set forth in Disclosure Schedule 3.14(c), neither Parent, any Parent Subsidiary, nor any ERISA Affiliate, nor any Compensation and Benefit Plan, including any Parent Pension Plan, nor any trust created thereunder, nor any trustee or administrator thereof has engaged in a transaction in connection with which Parent, a Parent Subsidiary, an ERISA Affiliate, or any Compensation and Benefit Plan, including any Parent Pension Plan or any such trust or any trustee or administrator thereof, could reasonably be expected to be subject to either a civil liability or penalty pursuant to Section 409, 502(i) or 502(l) of ERISA or a tax imposed pursuant to Chapter 43 of the Code.

     (d) All contributions required to be made under the terms of any Compensation and Benefit Plan or ERISA Affiliate Plan or any employee benefit arrangements to which Parent, any Parent Subsidiary or any ERISA Affiliate is a party or a sponsor have been timely made, and all anticipated contributions and funding obligations are accrued monthly on Parent's consolidated financial statements. Parent, each Parent Subsidiary and each ERISA Affiliate have expensed and accrued as a liability the present value of future benefits under each applicable Compensation and Benefit Plan for financial reporting purposes as required by GAAP. Neither any Pension Plan nor any ERISA Affiliate Plan has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA. None of Parent, any Parent Subsidiary or any ERISA Affiliate (x) has provided, or is required to provide, security to any Pension Plan or to any ERISA Affiliate Plan pursuant to

Section 401(a)(29) of the Code, or (y) has taken any action, or omitted to take any action, that has resulted, or could reasonably be expected to result, in the imposition of a Lien under Section 412(n) of the Code or pursuant to ERISA.

     (e) Except as set forth in Disclosure Schedule 3.14(e), neither Parent, any Parent Subsidiary nor any ERISA Affiliate has any obligations to provide retiree medical coverage, life insurance, disability insurance, or other retiree death benefits under any Compensation and Benefit Plan, other than benefits mandated by Section 4980B of the Code. There has been no communication to employees by Parent, any Parent Subsidiary or any ERISA Affiliate that could be construed as a promise or guarantee to such employees of retiree medical coverage, life insurance, disability insurance, or other retiree death benefits.

     (f)  Neither  Parent,   any  Parent  Subsidiary  nor  any  ERISA  Affiliate
          maintains any Compensation and Benefit Plans covering employees who are non-resident aliens.

     (g) With respect to each Compensation and Benefit Plan, if applicable, Parent has provided or made available to Bradford copies of the: (A) plan documents, (B) trust instruments and insurance contracts; (C) two
          (2) most recent Forms 5500 filed with the Pension and Welfare Benefits Administration; (D) most recent actuarial report and financial statement; (E) most recent summary plan description; (F) most recent determination letter issued by the IRS; (G) any Form 5310 or Form 5330 filed with the IRS; (H) most recent participant benefits statements; and (J) all agreements granting awards of options or restricted stock under each applicable Compensation and Benefit Plan. With respect to the ESOP, in addition to the foregoing, Parent has provided or made available to Bradford copies of the documentation of the loan or loans obtained by the ESOP to finance the purchase of Parent Common Stock, a current statement of the amounts due on such loan or loans (which amounts are also set forth on Disclosure Schedule 3.14(g)), and copies of all documents used in connection with obtaining the ESOP participants' approval of the transaction contemplated hereby.

     (h)  Except as set  forth in  Disclosure  Schedule  3.10(b)  or  Disclosure
          Schedule 3.14(h), the consummation of the Mergers will not, directly or indirectly (including, without limitation, as a result of any termination of employment or service at any time prior to or following the Closing Date) (A) entitle any employee, consultant or director to any payment or benefit (including severance pay, change in control benefit, or similar compensation) or any increase in compensation (other than payments or benefits distributed pursuant to Section 5.11 hereof), (B) result in the vesting or acceleration of any benefits under any Compensation and Benefit Plan, (C) result in any material increase in benefits payable under any Compensation and Benefit Plan, or (D) entitle any employee, consultant or director to any payment or benefit which constitutes an "excess parachute payment" within the meaning of Section 280(b)(1) of the Code.

     (i) Disclosure Schedule 3.14(i) sets forth a list of all employees of Parent and/or Wyman Park, including the current rate of compensation and the date of hire for each employee. In addition, Disclosure
          Schedule 3.14(i) sets forth all salary adjustments, employee and officer promotions, and changes to any Compensation and Benefit Plan since June 30, 2001.

     (j) Disclosure Schedule 3.14(j) sets forth a list of the assets (including fair market values) owned by any rabbi trust established by Parent and/or Wyman Park, or a statement that there are no such assets.

     (k) Disclosure Schedule 3.14(k) sets forth the value of the vacation accruals of employees of Parent and/or Wyman Park, and separately identifies the amounts, if any, that are payable to such employees with respect to such accruals on account of the transactions contemplated hereby.

     Section 3.15......Brokers, Finders and Financial Advisors.

     Except for Parent's engagement of Trident Securities, a division of McDonald Investments, Inc. ("Trident") in connection with the transactions contemplated by this Agreement, a copy of which engagement agreement (the "Trident Agreement") has been provided to Bradford on or before the date hereof, neither Parent nor any Parent Subsidiary, nor any of their respective officers, directors, employees or agents, has employed any broker, finder or financial advisor in connection with the transactions contemplated by this Agreement, or incurred any liability or commitment for any fees or commissions to any such person in connection with the transactions contemplated by this Agreement, which has not been reflected in the Parent Financials. Disclosure Schedule 3.15 sets forth the fees Parent has paid to Trident as of the date hereof pursuant to the Trident Agreement and the aggregate amount Parent expects to pay to Trident in connection with this Agreement and the transactions contemplated hereby.

     Section 3.16......Other Transaction-Related Agreements and Expenses.

     Except for the Trident Agreement and Parent's engagement of each of Kutak Rock LLP and Paul, Hastings, Janofsky & Walker LLP for the provision of legal services in connection with this Agreement, neither Wyman Park nor Parent is a party to or subject to any agreements for services to be rendered to Wyman Park or Parent in connection with this Agreement or the transactions contemplated hereby. Parent expects that its expenses in connection with this Agreement and the transactions contemplated hereby (excluding those set forth on Disclosure
Schedule 3.15) shall not exceed $100,000.

     Section 3.17......Environmental Matters.

     (a) With respect to Parent and each of the Parent Subsidiaries, and except as set forth in Disclosure Schedule 3.17:

          (i)......To its Knowledge,  each of Parent and its  Subsidiaries  are, and have been, in substantial compliance with, and are not liable under, any Environmental Laws;

          (ii).....There  is  no  suit,  claim,  action,  demand,  executive  or administrative order, directive, investigation or proceeding pending or, to Parent's Knowledge, threatened, before any court, governmental agency or board or other forum against it or any of the Parent Subsidiaries or any Participation Facility (x) for alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or (y) relating to the presence of or release into the environment of any Hazardous Material, whether or not occurring at or on a site owned, leased or operated by it or any of the Parent Subsidiaries or any Participation Facility;

          (iii)....There  is  no  suit,  claim,  action,  demand,  executive  or administrative order, directive, investigation or proceeding pending or, to Parent's Knowledge threatened, before any court, governmental agency or board or other forum relating to or against any Loan Property (or Wyman Park in respect of such Loan Property) (x) relating to alleged noncompliance (including by any predecessor) with, or liability under, any Environmental Law or
               (y) relating to the presence of or release into the environment of any Hazardous Material, whether or not occurring at or on a site owned, leased or operated by a Loan Property;

          (iv).....To  Parent's  Knowledge,  the properties  currently  owned or operated by Parent or any of the Parent Subsidiaries (including, without limitation, soil, groundwater or surface water on, under or adjacent to the properties, and buildings thereon) are not contaminated with and do not otherwise contain any Hazardous Material other than as permitted under applicable Environmental Law;

          (v)......Neither  Parent  nor  any  of  the  Parent  Subsidiaries  has
               received any notice, demand letter, executive or administrative order, directive or request for information from any Federal, state, local or foreign governmental entity or any third party indicating that it may be in violation of, or liable under, any Environmental Law;

          (vi).....To Parent's  Knowledge,  (A) there are no underground storage tanks on, in or under any properties owned or operated by Parent or any of the Parent Subsidiaries, and (B) no underground storage tanks have been closed or removed from any properties owned or operated by Parent or any of the Parent Subsidiaries or any Participation Facility; and

          (vii)....To Parent's  Knowledge,  during the period of (s) Parent's or any of the Parent Subsidiaries' ownership or operation of any of their respective current properties or (t) Parent's or any of the Parent Subsidiaries' participation in the management of any Participation Facility, there has been no contamination by or release of Hazardous Materials in, on, under or affecting such properties. To Parent's Knowledge, prior to the period of (x) Parent's or any of the Parent Subsidiaries' ownership or operation of any of their respective current properties or (y) Parent's or any of the Parent Subsidiaries' participation in the management of any Participation Facility, there was no contamination by or release of Hazardous Material in, on, under or affecting such properties.

          (viii)...Parent has not conducted any environmental studies during the past ten (10) years with respect to any properties owned or leased by it or any of its Subsidiaries.

     (b) "Loan Property" means any property in which the applicable party (or a Subsidiary of it) holds a security interest and includes the owner or operator of such property, but only with respect to such property. "Participation Facility" means any facility in which the applicable
          party  (or  a  Subsidiary  of  it)   participates  in  the  management
          (including all property held as trustee or in any other fiduciary capacity) and, where required by the context, includes the owner or operator of such property, but only with respect to such property.

     Section 3.18......Loan Portfolio.

     (a) The allowance for possible losses reflected in Parent's statement of condition at June 30, 2001 was, and the allowance for possible losses shown on the balance sheets in Parent's Regulatory Reports for periods ending after June 30, 2001 will be, adequate, as of the dates thereof, under GAAP.

     (b) Disclosure Schedule 3.18 sets forth a listing, as of May 31, 2002, by account, of: (A) all loans (including loan participations) of Wyman Park or any of the Parent Subsidiaries that have been accelerated during the past twelve (12) months; (B) all loan commitments or lines of credit of Wyman Park or any of the Parent Subsidiaries which have been terminated by Wyman Park or any of the Parent Subsidiaries during the past twelve (12) months by reason of a default or adverse developments in the condition of the borrower or other events or circumstances affecting the credit of the borrower; (C) all loans, lines of credit and loan commitments as to which Wyman Park or any of the Parent Subsidiaries has given written notice of its intent to terminate during the past twelve (12) months; (D) with respect to all commercial loans (including commercial real estate loans), all notification letters and other written communications from Wyman Park or any of the Parent Subsidiaries to any of their respective borrowers, customers or other parties during the past twelve (12) months wherein Wyman Park or any of the Parent Subsidiaries has requested or demanded that actions be taken to correct existing defaults or facts or circumstances which may become defaults; (E) each borrower, customer or other party which has notified Wyman Park or any of the Parent Subsidiaries during the past twelve months of, or has asserted against Wyman Park or any of the Parent Subsidiaries, in each case in writing, any "lender liability" or similar claim, and, to the Knowledge of Wyman Park, each borrower, customer or other party which has given Wyman Park or any of the Parent Subsidiaries any oral notification of, or orally asserted to or against Wyman Park or any of the Parent Subsidiaries, any such claim; (F) all loans, (1) that are contractually past due 90 days or more in the payment of principal and/or interest, (2) that are on non-accrual status, (3) that as of the date of this Agreement are classified as "Other Loans Specially Mentioned", "Special Mention", "Substandard", "Doubtful", "Loss", "Classified", "Criticized", "Watch list" or words of similar import, together with the principal amount of and accrued and unpaid interest on each such Loan and the identity of the obligor thereunder, (4) where the interest rate terms have been reduced and/or the maturity dates have been extended subsequent to the agreement under which the loan was originally created due to concerns regarding the borrower's ability to pay in accordance with such initial terms, or (5) where a specific reserve allocation exists in connection therewith, and (G) all assets classified by Parent or any Parent Subsidiary as real estate acquired through foreclosure or in lieu of foreclosure, including in-substance foreclosures, and all other assets currently held that were acquired through foreclosure or in lieu of foreclosure.

     (c) All loans receivable (including discounts) and accrued interest entered on the books of Wyman Park arose out of bona fide arm's-length transactions, were made for good and valuable consideration in the ordinary course of Wyman Park's or the appropriate Subsidiary's respective business, and the notes or other evidences of indebtedness with respect to such loans (including discounts) are true and genuine and are what they purport to be. To the knowledge of Wyman Park, the loans, discounts and the accrued interest reflected on the books of Wyman Park and the Parent Subsidiaries are subject to no defenses, set-offs or counterclaims (including, without limitation, those afforded by usury or truth-in-lending laws), except as may be provided by bankruptcy, insolvency or similar laws affecting creditors' rights generally or by general principles of equity. All such loans are owned by Wyman Park or the appropriate Subsidiary free and clear of any Liens.

     (d) The notes and other evidences of indebtedness evidencing the loans described in clause (c) above, and all pledges, mortgages, deeds of trust and other collateral documents or security instruments relating thereto are, in all material respects, valid, true and genuine, and what they purport to be.

     Section 3.19......Information to be Supplied.

     The  information  to be  provided  by  Parent  for  inclusion  in the Proxy
Statement will not, at the time the Proxy Statement is mailed to Parent stockholders, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Parent and Wyman Park for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material aspects.

     Section 3.20......Related Party Transactions.

     Except as disclosed in Disclosure Schedule 3.20, neither Parent nor any Parent Subsidiary is a party to any transaction (including any loan or other credit accommodation) with any Affiliate of Parent. Except as disclosed in Disclosure Schedule 3.20, all such transactions (a) were made in the ordinary course of business, (b) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other Persons, and (c) did not involve more than the normal risk of collectibility or present other unfavorable features. Except as set forth on Disclosure Schedule 3.20, no loan or credit accommodation to any Affiliate of Parent or any Parent Subsidiary is presently in default or, during the three year period prior to the date of this Agreement, has been in default or has been restructured, modified or extended. Neither Parent nor any Parent Subsidiary has been notified that principal and interest with respect to any such loan or other credit accommodation will not be paid when due or that the loan grade classification accorded such loan or credit accommodation by Wyman Park or Parent is inappropriate.

     Section 3.21......Schedule of Termination Benefits.

     Disclosure Schedule 3.21 includes a schedule of all termination benefits and related payments that would be payable to the individuals identified thereon, under any and all employment agreements, special termination agreements, supplemental executive retirement plans, deferred bonus plans, deferred compensation plans, salary continuation plans, change in control agreements, or any compensation arrangement, or other pension benefit or welfare benefit plan maintained by Parent, any Parent Subsidiary or any ERISA Affiliate for the benefit of officers or directors of Parent, any Parent Subsidiary or any ERISA Affiliate (the "Benefits Schedule"), assuming their employment or service is terminated in connection with, or following, the transactions contemplated hereby. No other individuals (other than beneficiaries of the individuals identified on Disclosure Schedule 3.21) are entitled to benefits under any such plans.

     Section 3.22......Deposits.

     None of the deposits of Wyman Park is a "brokered" deposit as defined in 12 U.S. Code Section 1831f(g).

     Section 3.23......Business Combination.

     The Board of Directors of Parent has taken, or will take, the necessary action by board resolution and otherwise to exempt Bradford from the definition of "Interested Stockholder" and to exempt the Merger under Section 203 of the Delaware General Corporation Law and Article EIGHTH of the Parent Certificate of Incorporation, to the extent applicable. The Board of Directors of Wyman Park has taken, or will take, the necessary action by stockholder resolution and otherwise to exempt Bradford and the Bank Merger under Section 8 of Wyman Park's Charter, to the extent applicable.

     Section 3.24......Fairness Opinion.

     Parent has received an opinion from Trident to the effect that, subject to the terms, conditions and qualifications set forth therein, as of the date thereof, the Merger Consideration to be received by the stockholders of

Parent pursuant to this Agreement is fair to such stockholders from a financial point of view. Such opinion has not been amended or rescinded as of the date of this Agreement.

     Section 3.25......Risk Management Instruments.

     All material interest rate swaps, caps, floors, option agreements, futures and forward contracts and other similar risk management arrangements, whether entered into for Wyman Park's own account, or for the account of one or more of its Subsidiaries or their customers (all of which are set forth in Disclosure
Schedule 3.25), were entered into in accordance with prudent business practices and in all material respects in compliance with all applicable laws, rules, regulations and regulatory policies and with counterparties believed to be financially responsible at the time; and each of them constitutes the valid and legally binding obligation of Parent or one of its Subsidiaries, enforceable in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent transfer and similar laws of general applicability relating to or affecting creditors' rights or by general equity principles), and is in full force and effect. Neither Parent nor any of its Subsidiaries, nor to the Knowledge of Parent any other party thereto, is in breach of any of its obligations under any such agreement or arrangement in any material respect.

     Section 3.26......Disclosure.

     The representations and warranties contained in this Article III and in the Disclosure Schedules hereto are true, complete and correct, and no such representation or warranty contains any untrue statement of material fact or omits to state any material fact necessary to make the statements made not misleading. To Parent's Knowledge, there is no fact which Parent has not disclosed in writing to Bradford which will or could have a Material Adverse Effect.

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES OF
                                    BRADFORD

     Bradford represents and warrants to Parent and Wyman Park that the statements contained in this Article IV are correct and complete as of the date of this Agreement and will be correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article IV).

     Section 4.01......Organization.

     (a) Bradford is a mutual savings association duly organized and validly existing under the laws of the United States. The deposits of Bradford are insured by the FDIC through the SAIF to the fullest extent permitted by law, and all premiums and assessments required to be paid in connection therewith have been paid when due by Bradford.

     (b) Bradford is a member in good standing of the FHLB of Atlanta and owns the requisite amount of stock therein.

     (c) Prior to the date of this Agreement, Bradford has delivered to Wyman Park true and correct copies of the Charter and Bylaws of Bradford.

     Section 4.02......Authority; No Violation.

     (a) Bradford has full corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by Bradford and the completion by Bradford of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Bradford and, no other corporate proceedings on the part of Bradford other than
          (i) the incorporation of Service Subsidiary, (ii) the incorporation of Interim and (iii) the approval of the Bank Merger by the Board of Directors of Wyman Park and by Bradford, in its capacity as the sole stockholder of Wyman Park following the Merger and the liquidation of each of Service Subsidiary and Parent into Bradford, after the Merger, are necessary to complete the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by Bradford and, subject to receipt of the required approvals of Regulatory Authorities described in Section 5.03 hereof and the approval of the Bank Merger by the Board of Directors of Wyman Park and by Bradford, in its capacity as the sole stockholder of Wyman Park following the Merger and the liquidation of each of Service Subsidiary and Parent into Bradford, after the Merger, constitutes the valid and binding obligation of Bradford enforceable against Bradford in accordance with its terms, subject to applicable bankruptcy, insolvency and similar laws affecting creditors' rights generally.

     (b) (A) The execution and delivery of this Agreement by Bradford, (B) subject to receipt of approvals from the Regulatory Authorities referred to in Section 5.03 hereof, Parent's and Wyman Park's compliance with any conditions contained herein and the approval of the Bank Merger by the Board of Directors of Wyman Park and by Bradford, in its capacity as the sole stockholder of Wyman Park following the Merger and the liquidation of each of Service Subsidiary and Parent into Bradford, after the Merger, the consummation of the transactions contemplated hereby, and (C) compliance by Bradford with any of the terms or provisions hereof will not (i) conflict with or result in a breach of any provision of the Charter or Bylaws of Bradford; (ii) violate any statute, code, ordinance, rule, regulation, judgment, order, writ, decree or injunction applicable to Bradford or any of its properties or assets; or (iii) violate, conflict with, result in a breach of any provisions of, constitute a default (or an event which, with notice or lapse of time, or both, would constitute a default), under, result in the termination of, accelerate the performance required by, or result in a right of termination or acceleration or the creation of any lien, security interest, charge or other encumbrance upon any of the properties or assets of Bradford under, any of the terms, conditions or provisions of any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other investment or obligation to which Bradford is a party, or by which it or any of its properties or assets may be bound or affected, except for such violations, conflicts, breaches or defaults under clause (ii) or (iii) hereof which will not, either individually or in the aggregate, have a Material Adverse Effect on Bradford.

     Section 4.03......Consents.

     Except for consents, approvals, filings and registrations from or with the OTS and compliance with any conditions contained herein, and the approval of this Agreement by the stockholders of Parent, the filing of a such certificates and other documents with the OTS as necessary, no consents, waivers or approvals of, or filings or registrations with, any public body or authority are necessary, and no consents, waivers or approvals of or filings or registrations with any third parties are necessary, or will be, in connection with (a) the execution and delivery of this Agreement by Bradford, and (b) the completion by Bradford of the transactions contemplated hereby. Bradford has no reason to believe that (i) any required consents or approvals will not be received or will be received with conditions, limitations or restrictions unacceptable to it or which would adversely impact Bradford's ability to complete the transactions contemplated by this Agreement or that (ii) any public body or authority, the consent or approval of which is not required or any filing with which is not required, will object to the completion of the transactions contemplated by this Agreement.

     Section 4.04......Financing.

     As of the date hereof Bradford has, and at the Closing Date, Bradford will have, funds that are sufficient, under all applicable legal and regulatory standards, and available to meet its obligations under this Agreement and to consummate in a timely manner the transactions contemplated hereby and thereby. Based on the Parent Regulatory Reports and the Parent Financials previously made available to Bradford pursuant to Section 3.07 hereof, immediately following the Closing Date, Bradford will comply with all regulatory capital requirements under applicable federal banking law. Bradford shall not enter into any plan of reorganization or plan of merger with any party to form a new parent corporation of either entity without such party assuming all obligations of Bradford under this Agreement, and further provided, that such plan of reorganization or plan
                     ------- --------
of merger will not cause any material delay, cause the termination of or increase the expense to Parent or Wyman Park of this transaction.

     Section 4.05......Bradford Financials.

     (a) Bradford has previously made available to Parent the Bradford Regulatory Reports. The Bradford Regulatory Reports have been prepared in all material respects in accordance with applicable regulatory accounting principles and practices throughout the periods covered by such statements, and fairly present in all material respects, the consolidated financial position, results of operations and changes in regulatory capital of Bradford as of and for the periods ended on the dates thereof, in accordance with applicable regulatory accounting principles applied on a consistent basis.

     (b) Bradford has previously made available to Parent the Bradford Financials. The Bradford Financials have been prepared in accordance with GAAP applied on a consistent basis throughout the periods covered by such statements, and (including the related notes where applicable) fairly present the consolidated financial position, results of operations and cash flows of Bradford and the Bradford Subsidiaries as of and for the respective periods ending on the dates thereof, except as indicated in the notes thereto.

     (c) At the date of each balance sheet included in the Bradford Financials or the Bradford Regulatory Reports, Bradford did not have any liabilities, obligations or loss contingencies of any nature (whether absolute, accrued, contingent or otherwise) of a type required to be reflected in such Bradford Financials or Bradford Regulatory Reports or in the footnotes thereto which are not fully reflected or reserved against therein or fully disclosed in a footnote thereto, except for liabilities, obligations and loss contingencies which are not material individually or in the aggregate or which are incurred in the ordinary course of business, consistent with past practice, and except for liabilities, obligations and loss contingencies which are within the subject matter of a specific representation and warranty herein and subject, in the case of any unaudited statements, to normal, recurring audit adjustments and the absence of footnotes.

     Section 4.06......Information to be Supplied.

     The information to be provided by Bradford for inclusion in the Proxy Statement will not, at the time the Proxy Statement is mailed to the Parent stockholders, contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein not misleading. The information supplied, or to be supplied, by Bradford for inclusion in the Applications will, at the time such documents are filed with any Regulatory Authority, be accurate in all material aspects.

     Section 4.07......Disclosure.

     The representations and warranties contained in this Article IV are true, complete and correct, and no such representation or warranty contains any untrue statement of material fact or omits to state any material fact necessary to make the statements made not misleading. To Bradford's Knowledge, there is no fact which Bradford has not disclosed in writing to Parent which will or could have a Material Adverse Effect.

                                    ARTICLE V

                            COVENANTS OF THE PARTIES

     Section 5.01......Conduct of Wyman Park's Business.

     (a) From the date of this Agreement to the Closing Date, Parent and each Parent Subsidiary will use their best efforts to conduct their business and engage in transactions, including extensions of credit, only in the ordinary course and consistent with past practice and policies, except as otherwise required or contemplated by this Agreement or with the written consent of Bradford (which consent will not be unreasonably withheld or delayed), Parent and each of the Parent Subsidiaries will use its reasonable good faith efforts, to (i) preserve their business organizations intact, (ii) maintain good relationships with employees, and (iii) preserve for themselves the good will of their customers and others with whom business relationships exist. From the date hereof to the Closing Date, except as otherwise consented to or approved by Bradford in writing (which
          approval   will  not  be   unreasonably
withheld or delayed), as contemplated or required by this Agreement or required by regulatory authorities or applicable law, Parent and Wyman Park will not, and Parent will not permit any Parent Subsidiary to:

     (i)......except as contemplated by Section 3.23 hereof, amend or change any provision of its Charter or Bylaws;

     (ii).....except  as required by the Parent  Stock Option Plans and RRP, and as may be required by legally binding commitments existing on the date hereof as set forth in Disclosure Schedule 5.01(a)(ii), change the number of authorized or issued shares of its capital stock or issue or grant any right or agreement of any character relating to its authorized or issued capital stock or any securities convertible into shares of such stock, or split, combine or reclassify any shares of capital stock, or declare, set aside or pay any dividend or other distribution in respect of capital stock;

     (iii)....materially increase staffing levels or effect changes in personnel employed as of the date of this Agreement other than in the ordinary course of business consistent with past practice:

     (iv).....grant or agree to pay any bonus,  severance or termination  to, or enter into or amend any employment agreement, severance agreement, supplemental executive agreement, or similar agreement or arrangement with any of its directors, officers or employees, or increase in any manner the compensation or fringe benefits of any employee, officer or director, except for normal increases (or practices as to renewal, provided that in no event shall such renewals increase the amount payable under any severance agreement) in the ordinary course of business consistent with past practice and except as contemplated by Sections 5.11(g) and 5.11(h) hereof, and except as may be required pursuant to legally binding commitments existing on the date hereof and set forth on Disclosure Schedules 3.10 and 3.14;

     (v)......enter  into or,  except  as may be  required  by law,  modify  any pension, retirement, stock option, stock purchase, stock appreciation right, stock grant, savings, profit sharing, deferred compensation, supplemental retirement, consulting, bonus, group insurance or other employee benefit, incentive or welfare contract, plan or arrangement, or any trust agreement related thereto, in respect of any of its directors, officers or employees; or make any contributions to any defined contribution or defined benefit plan not in the ordinary course of business consistent with past practice or not consistent with Section 5.11 herein; or materially amend any Compensation and Benefit Plan except to the extent such modifications or amendments do not result in an increase in cost;

     (vi).....except as permitted by Section 5.06 in connection  with a Superior
          Proposal, merge or consolidate Parent or any Parent Subsidiary with any other corporation; except as permitted by Section 5.06 in connection with a Superior Proposal, sell or lease all or any substantial portion of the assets or business of Parent or any Parent Subsidiary; make any acquisition of all or any substantial portion of the business or assets of any other person, firm, association, corporation or business organization other than in connection with foreclosures, settlements in lieu of foreclosure, troubled loan or debt restructuring, or the collection of any loan or credit arrangement between Parent, or any Parent Subsidiary, and any other person; except as permitted by Section 5.06 in connection with a Superior Proposal, enter into a purchase and assumption transaction with respect to deposits and liabilities; permit the revocation or surrender by any Parent Subsidiary of its certificate of authority to maintain, or file an application for the relocation of, any existing branch office, or file an application for a certificate of authority to establish a new branch office;

     (vii)....sell or  otherwise  dispose of the capital  stock of Parent or any
          Parent Subsidiary or sell or otherwise dispose of any asset of Parent or of any Parent Subsidiary other than in the ordinary course of business consistent with past practice; subject any asset of Parent or of any Parent Subsidiary to a lien, pledge, security interest or other encumbrance (other than in connection with deposits, repurchase agreements, bankers acceptances, "treasury tax and loan" accounts established in the ordinary course of business and transactions in "federal funds" and the satisfaction of legal requirements in the exercise of trust powers) other than in the ordinary course of business consistent with past practice; incur any indebtedness for borrowed money (or guarantee any indebtedness for borrowed money), except in the ordinary course of business consistent with past practice; provided, however, that the foregoing restriction shall not prevent Wyman Park from obtaining advances from the FHLB of Atlanta;

     (viii)...change any method, practice or principle of accounting, except as may be required from time to time by GAAP (without regard to any optional early adoption date) or any Regulatory Authority responsible for regulating Parent or Wyman Park;

     (ix).....waive,  release, grant or transfer any material rights of value or modify or change in any material respect any existing material agreement or indebtedness to which Parent or any Parent Subsidiary is a party, other than in the ordinary course of business, consistent with past practice;

     (x)......purchase  any security for its investment  portfolio not rated "A"
          or higher by either Standard & Poor's Corporation or Moody's Investor Services, Inc. or otherwise alter, in any material respect, the mix, maturity, credit or interest rate risk profile of its portfolio of investment securities or its portfolio of mortgage-backed securities;

     (xi).....purchase  any security with a remaining  term to maturity  greater than three (3) years;

     (xii)....make any new loan or other credit facility  commitment  (including without limitation, lines of credit and letters of credit) to any borrower or group of affiliated borrowers other than in the ordinary course of business consistent with past practice, or increase, compromise, extend, renew or modify any existing loan or commitment outstanding other than in the ordinary course of business consistent with past practice;

     (xiii)... enter into, renew, extend or modify any other transaction with any Affiliate; provided, however, that the foregoing restriction shall
                         --------  -------
          not prevent Parent or any Parent Subsidiary from engaging in any transaction with one another in the ordinary course of business consistent with past practice;

     (xiv)....enter  into any  futures  contract,  option,  interest  rate caps, interest rate floors, interest rate exchange agreement or other agreement or take any other action for purposes of hedging the exposure of its interest-earning assets and interest-bearing liabilities to changes in market rates of interest;

     (xv).....except  for the  execution  of this  Agreement  and the  documents related to this Agreement and except as permitted by Section 5.06 in connection with a Superior Proposal, take any action that would give rise to a right of payment to any individual under any employment agreement, or take any action that would give rise to a right of payment to any individual under any Compensation and Benefit Plan;

     (xvi)....make  any  change in  policies  with  regard to the  extension  of credit, the establishment of reserves with respect to the possible loss thereon or the charge off of losses incurred thereon, investment, asset/liability management or other material banking policies in any material respect except as may be required by changes in applicable law or regulations or in GAAP and except as may be necessitated in the reasonable opinion of Parent or Wyman Park due to changes in interest rates, and in accordance with safe and sound banking practices;

     (xvii)...make any capital expenditures in excess of $20,000, other than pursuant to binding commitments existing on the date hereof and other than expenditures necessary to maintain existing assets in good repair;

     (xviii)..purchase or otherwise acquire, or sell or otherwise dispose of, any assets or incur any liabilities other than in the ordinary course of business consistent with past practices and policies;

     (xix)....undertake  or enter into any lease,  contract or other  commitment for its account, other than in the normal course of providing credit to customers as part of its banking business, involving a payment by Parent or any Parent Subsidiary of more than $25,000 annually, or containing a material financial commitment and extending beyond twelve
          (12) months from the date hereof;

     (xx).....sell any REO or loan, or capitalize any further expenses  relating to REO, except in the ordinary course of business consistent with past practice;

     (xxi)....make any changes to the pricing of its deposit liabilities, except
          (A) in the ordinary course of business  consistent with past practice,
          (B) as may be required by changes in applicable law or regulations and
          (C) as may be necessitated in the reasonable opinion of Parent or Wyman Park due to changes in interest rates and in accordance with safe and sound banking practices;

     (xxii)...renew, amend or otherwise modify the real estate leases to which Parent and Wyman Park are currently parties; or

     (xxiii)..except as permitted by Section 5.06 in connection  with a Superior
          Proposal, agree to do any of the foregoing.

     Section 5.02......Access; Confidentiality.

     (a) Upon reasonable notice and subject to applicable laws relating to the exchange of information, Parent shall, and shall cause each of its
          Subsidiaries to, afford to the officers, employees, accountants, counsel and other Representatives of Bradford access, during normal business hours during the period prior to the Closing Date, to all its properties and to all books, accounts, records, filings with any Regulatory Authority (subject to permission from such Regulatory Authority as may be required), tax returns, leases, contracts and documents of Parent, Wyman Park and any Parent Subsidiary with respect to Parent's, Wyman Park's or any Parent Subsidiary's assets, liabilities and business, and to its officers, employees, accountants, counsel and other representatives, in each case in a manner not unreasonably disruptive to the operation of the business of Parent and its Subsidiaries. and, during such period, Parent shall, and shall cause its Subsidiaries to, make available to Bradford (i) a copy of each report, schedule, registration statement and other document filed or received by it during such period pursuant to the requirements of Federal securities laws or Federal or state banking, mortgage lending, real estate or consumer finance or protection laws (other than reports or documents which Parent is not permitted to disclose under applicable law) and (ii) all other information concerning its business, properties and personnel as such other party may reasonably request. Neither Parent nor any of its Subsidiaries shall be required to provide access to or to disclose information where such access or disclosure would violate or prejudice the rights of its customers, jeopardize the attorney-client privilege of the institution in possession or control of such information or contravene any law, rule, regulation, order, judgment, decree, fiduciary duty or binding agreement entered into prior to the date of this Agreement in the ordinary course of business consistent with past practice. The parties hereto will make appropriate and reasonable substitute disclosure arrangements under circumstances in which the restrictions of the preceding sentence apply. Wyman Park shall permit Bradford, at Bradford's sole expense, to cause a "phase I environmental audit" and a "phase II environmental audit" to be performed at any physical location owned or occupied by Wyman Park, provided that any phase I environmental audit is contracted for within thirty (30) days of the date of this Agreement and commenced as soon as practicable thereafter. Bradford shall provide a copy of each phase I and phase II audit so conducted to Parent within two (2) business days after receipt thereof.

     (b) Bradford shall hold all information furnished by Parent or any of its Subsidiaries or representatives pursuant to Section 5.02(a) in confidence to the extent required by, and in accordance with, the provisions of the Confidentiality Agreement, dated March 27, 2002, between Bradford and Parent (the "Confidentiality Agreement").

     (c)  No  investigation  by  either  of  the  parties  or  their  respective
          Representatives   shall   affect  the   representations,   warranties,
          covenants or agreements of the other set forth herein.

     Section 5.03......Regulatory Matters and Consents.

     (a) Except for the Parent Proxy Statement, Bradford will prepare all Applications, which Applications shall conform to all applicable legal requirements, and, subject to review and consent of Parent as to matters relating to Parent and Wyman Park, make all filings as promptly as practicable following the preparation thereof, and shall use its best efforts to obtain as promptly as practicable after the date hereof, all necessary permits, consents, approvals, waivers and authorizations of all Regulatory Authorities necessary or advisable to consummate the transactions contemplated by this Agreement.

     (b) Wyman Park will furnish Bradford with all information concerning Wyman Park and the Parent Subsidiaries as may be necessary or advisable in connection with any Application or filing made by or on behalf of Bradford to any Regulatory Authority in connection with the transactions contemplated by this Agreement.

     (c) Bradford, Parent, and Wyman Park will promptly furnish each other with copies of all material written communications to, or received by them from, any Regulatory Authority in respect of the transactions contemplated hereby, and advise each other of all material oral communications received by them from any such Regulatory Authority in respect of the transactions contemplated hereby, including any requests for additional information, except information that is filed by either party, which is designated, as confidential.

     (d) The parties hereto agree that they will consult with each other with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Regulatory Authorities. In addition to the foregoing, Bradford will furnish Parent and Wyman Park with (i) copies of all Applications prior to filing with any Regulatory Authority and provide Parent a reasonable opportunity to provide changes to such Applications and (ii) copies of all Applications filed.

     (e) Wyman Park and Bradford will cooperate with each other in the foregoing matters and will furnish the responsible party with all information concerning it and its Subsidiaries as may be necessary or advisable in connection with any Application or filing (including the Proxy Statement) made by or on behalf of Bradford, Parent or Wyman Park to any Regulatory Authority in connection with the transactions contemplated by this Agreement, and such information will be accurate and complete in all material respects. In connection therewith, each party will provide certificates and other documents reasonably requested by the other.

     Section 5.04......Taking of Necessary Action.

     (a) Bradford, Parent and Wyman Park shall each use its best efforts in good faith, and each of them shall cause its Subsidiaries to use their best efforts in good faith, to (i) furnish such information as may be required in connection with the preparation of the documents referred to in Section 5.03 of this Agreement, and (ii) take or cause to be taken all action necessary or desirable on its part using its best efforts so as to permit completion of the Mergers and the transactions contemplated by this Agreement, including, without limitation, (A) obtaining the consent or approval of each individual, partnership, corporation, association or other business or professional entity whose consent or approval is required or desirable for consummation of the transactions contemplated hereby (including assignment of leases without any change in terms), provided that neither Parent nor any Parent Subsidiary shall agree to make any payments or modifications to agreements in connection therewith without the prior written consent of Bradford, and (B) requesting the delivery of appropriate opinions, consents and letters from its counsel and independent auditors. No party hereto shall take, or cause, or to the best of its ability permit to be taken, any action that would substantially impair the prospects of completing the Mergers pursuant to this Agreement, except for the exercise of its rights under this Agreement.

     (b) Parent shall prepare, subject to the review, and consent of Bradford with respect to matters relating to Bradford, a Proxy Statement to be mailed to the stockholders of Parent in connection with the meetings of its stockholders and transactions contemplated hereby, which Proxy Statement shall conform to all applicable legal requirements. The parties shall cooperate with each other with respect to the preparation of the Proxy Statement. Parent shall, as promptly as practicable following the preparation thereof, file the Proxy Statement with the SEC, and Parent shall use all reasonable efforts to have the Proxy Statement mailed to stockholders as promptly as practicable after such filing, subject to receipt by Parent of any comments from the SEC with respect to the Proxy Statement and satisfaction thereof and subject to completion the audit of the financial statements of Parent for the year ended June 30, 2002 as set forth in Section 5.10(a)(iv). Parent will promptly advise Bradford of the time when the Proxy Statement has been filed and mailed, or of any comments from the SEC or any request by the SEC for additional information.

     Section 5.05......Certain Agreements.

     (a) For a period of six (6) years from and after the Closing Date, Bradford shall, to the fullest extent permitted to it under applicable law, indemnify, defend and hold harmless each present and former director and officer of Parent (the "Indemnified Parties") against all
          losses,  claims,   damages,   costs,  expenses  (including
reasonable attorneys' fees and expenses), liabilities, judgments or amounts paid in settlement (with the prior written approval of Bradford, which approval shall not be unreasonably withheld) or in connection with any claim, action, suit, proceeding or investigation arising out of matters existing or occurring at or prior to the Closing Date (a "Claim") in which an Indemnified Party is, or is threatened to be made, a party or a witness based in whole or in part on, or arising in whole or in part out of, the fact that such person is or was a director or officer of Parent or any Parent Subsidiary, regardless of whether such Claim is asserted or claimed prior to, at or after the Closing Date, to the fullest extent to which directors and officers of Parent would have been entitled under Parent's Charter and applicable law and regulations. All rights to indemnification in respect of a Claim asserted or made within the period described in the preceding sentence shall continue until the final disposition of such Claim.

     (b)  Any  Indemnified  Party  wishing to claim  indemnification  under this
          Section 5.05, upon learning of any Claim, shall promptly notify Bradford, but the failure to so notify shall not relieve Bradford of any liability it may have to such Indemnified Party except to the extent that such failure prejudices Bradford. In the event of any Claim, (i) Bradford shall have the right to assume the defense thereof (with counsel reasonably satisfactory to the Indemnified Party) and shall not be liable to such Indemnified Parties for any legal expenses of other counsel or any other expenses subsequently incurred by such Indemnified Parties in connection with the defense thereof, except that, if Bradford elects not to assume such defense or counsel for the Indemnified Parties advises that there are issues which raise conflicts of interest between Bradford and the Indemnified Parties, the Indemnified Parties may retain counsel satisfactory to them, and Bradford shall pay all reasonable fees and expenses of such counsel for the Indemnified Parties promptly as statements therefor are received, provided further that Bradford shall in all cases be obligated pursuant to this paragraph to pay for only one firm of counsel for all Indemnified Parties, (ii) the Indemnified Parties will cooperate in the defense of any such Claim and (iii) Bradford shall not be liable for any settlement effected without its prior written consent (which consent shall not unreasonably be withheld).

     (c) In the event Bradford or any of is successors or assigns (i) consolidates with or merges into any other Person and shall not continue or survive such consolidation or merger, or (ii) transfers or conveys all or substantially all of its properties and assets to any Person, then, and in each such case, to the extent necessary, proper provision shall be made so that the successors and assigns of Bradford assume the obligations set forth in this Section 5.05.

     (d) Bradford shall maintain in effect for six (6) years from the Closing Date, the current directors' and officers' liability insurance policy maintained by Parent (provided that Bradford may substitute therefor policies of at least the same coverage containing terms and conditions which are not materially less favorable) with respect to matters occurring at or prior to the Closing Date. In connection with the foregoing, Parent agrees to provide such insurer or substitute insurer with such representations as such insurer may reasonably request with respect to the reporting of any prior claims. Disclosure Schedule 5.05 sets forth all claims made or notices provided to Parent's present insurers and the extent to which any present insurance coverage has been impaired due to either defense expense or settlements.

     (e) As soon as practicable following the execution of this Agreement, Bradford shall afford Parent the opportunity to review the proposed insurance policy to be obtained by Bradford pursuant to Section 5.05(d).

     (f) The provisions of this Section 5.05 are intended to be for the benefit of, and shall be enforceable by, each Indemnified Party and his or her heirs and representatives.

     Section 5.06......No Other Bids and Related Matters.

     From and after the date hereof until the termination of this Agreement, neither Parent, nor any Parent Subsidiary, nor any of their respective officers, directors, employees, representatives, agents or affiliates (including, without limitation, any investment banker, attorney or accountant retained by Parent or any of its Subsidiaries), will, directly or indirectly, (a) initiate, solicit or knowingly encourage (including by way of furnishing non-public information or assistance), or (b) facilitate knowingly, any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to, any Acquisition Proposal (as defined below), or (c) enter into or maintain or continue discussions or negotiate with any person or entity in furtherance of such inquiries or to obtain an Acquisition Proposal or agree to or endorse any Acquisition Proposal, (d) or authorize or permit any of its officers, directors, or employees or any of its subsidiaries or any investment banker, financial advisor, attorney, accountant or other representative retained by any of its subsidiaries to take any such action, and Parent shall notify Bradford orally (within one (1) business day) and in writing (as promptly as practicable) of all of the relevant details relating to all inquiries and proposals which it or any of its Subsidiaries or any such officer, director, employee, investment banker, financial advisor, attorney, accountant or other representative may receive relating to any of such matters; provided, however, that nothing contained in this Section 5.06 shall
          --------   -------
prohibit the Board of Directors of Parent from (i) furnishing information to, or entering into discussions or negotiations with any person or entity that makes an unsolicited written, bona fide proposal to acquire Parent pursuant to a merger, consolidation, share exchange, business combination, tender or exchange offer or other similar transaction, if, and only to the extent that, (A) the Board of Directors of Parent receives an opinion from its independent financial advisor that such proposal may be superior to the Merger from a financial point-of-view to Parent's stockholders, (B) the Board of Directors of Parent, after consultation with and after considering the advice of independent legal counsel, determines in good faith that failure to take such action may cause the Board of Directors of Parent to breach its fiduciary duties to stockholders under applicable law (such proposal that satisfies (A) and (B) being referred to herein as a "Superior Proposal"); and (C) Parent promptly notifies Bradford of such inquiries, proposals or offers received by, any such information requested from, or any such discussions or negotiations sought to be initiated or continued with Parent or any of its representatives indicating, in connection with such notice, the name of such person and the material terms and conditions of any inquiries, proposals or offers. For purposes of this Agreement, "Acquisition Proposal" shall mean any proposal or offer as to any of the following (other than the transactions contemplated hereunder) involving Parent or any of its Subsidiaries: (i) any merger, consolidation, share exchange, business combination, or other similar transactions; (ii) any sale, lease, exchange, mortgage, pledge, transfer or other disposition of 25% or more of the assets of Parent, taken as a whole, in a single transaction or series of transactions; (iii) any tender offer or exchange offer for 25% or more of the outstanding shares of capital stock of Parent or the filing of a registration statement under the Securities Act in connection therewith; or (iv) any public announcement of a proposal, plan or intention to do any of the foregoing or any agreement to engage in any of the foregoing.

     Section 5.07......Duty to Advise; Duty to Update the Disclosure Schedules.

     Parent shall promptly advise Bradford of any change or event having a Material Adverse Effect on it or on any Parent Subsidiary or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein or materially delay the consummation of the transactions contemplated hereby. Parent and Wyman Park shall update the Parent Disclosure Schedules as promptly as practicable after the occurrence of an event or fact that, if such event or fact had occurred prior to the date of this Agreement, would have been disclosed in the Disclosure Schedules. The delivery of such updated Disclosure Schedule shall not relieve Parent or Wyman Park from any breach or violation of this Agreement and shall not have any effect for the purposes of determining the satisfaction of the condition set forth in Section 6.02 (c) hereof.

     Section 5.08......Conduct of Bradford's Business.

     From the date of this Agreement to the Closing Date, Bradford will use its best efforts to (x) preserve its business organizations intact, (y) maintain good relationships with employees, and (z) preserve for itself the goodwill of its customers and others with whom it maintains business relationships. From the date of this Agreement to the Closing Date, Bradford will not (i) amend its Charter or Bylaws in any manner inconsistent with the prompt and timely consummation of the transactions contemplated by this Agreement, (ii) take any action which would or is reasonably likely to adversely affect or materially delay the receipt of the necessary approvals from the Regulatory Authorities;
(iii) take action which would or is reasonably likely to materially and adversely affect Bradford's ability to perform its covenants and agreements under this Agreement; (iv) reorganize into a mutual holding company; (v) convert from a mutual for savings bank to a stock form savings bank or a commercial bank; or (vi) agree to do any of the foregoing.

     Section 5.09......Board and Committee Minutes.

     Parent and Wyman Park shall provide to Bradford, within thirty (30) days after any meeting of their respective Board of Directors, or any executive committee thereof, a copy of the minutes of such meeting, excluding any matters related to this Agreement or the transactions contemplated hereby, except that with respect to any meeting held within fifteen (15) days of the Closing Date, such minutes shall be provided to each party prior to the Closing Date.

     Section 5.10......Undertakings by the Parties.

     (a)  From and after the date of this Agreement:

          (i)......Voting by Directors and Executive  Officers.  Concurrent with
                   -------------------------------------------
               the execution of this Agreement, the directors and executive officers of Parent shall have entered into and delivered to Bradford the Support Agreement set forth as Exhibit A to this Agreement;

          (ii).....Systems Conversions.  Wyman Park and Bradford shall meet on a
                   -------------------
               regular basis to discuss and plan for the conversion of Wyman Park's data processing and related electronic informational systems to those used by Bradford, which planning shall include, but not be limited to, discussion of the possible termination by Wyman Park of third-party service provider arrangements effective at the Closing Date or at a date thereafter, non-renewal of personal property leases and software licenses used by Wyman Park in connection with its systems operations, retention of outside consultants and additional employees to assist with the conversion, and outsourcing, as appropriate, of proprietary or self-provided system services, it being understood that Wyman Park shall not be obligated to take any such action prior to the Closing Date and, unless Wyman Park otherwise agrees, no conversion shall take place prior to the Closing Date. In the event that Wyman Park takes, at the request of Bradford, any action relative to third parties to facilitate the conversion that results in the imposition of any termination fees or charges, Bradford shall indemnify Wyman Park for any such fee and charges, and the costs of reversing the conversion process, if for any reason the Bank Merger is not consummated for any reason other than a breach of this Agreement by Wyman Park, or a termination of this Agreement under Section 7.01(c)(iv) or
               (d)(iv).

          (iii)....List of Nonperforming  Assets and Lending  Activities.  Wyman
                   -----------------------------------------------------
               Park shall provide Bradford, within ten (10) days of the end of each calendar month, a written list (which shall include the outstanding principal amount of the loan, where applicable) of the following: (i) loans on nonaccrual, (ii) real estate owned,
               (iii) all loans delinquent sixty (60) days or more as to principal or interest as of the end of such month and (iv) and impaired loans, subject to Wyman Park's obligations under relevant privacy laws. Also within twenty (20) days of the end of each calendar month, Wyman Park shall also provide Bradford with a status report on each loan with an unpaid principal balance of $500,000 or more, subject to Wyman Park's obligations under relevant privacy laws. On a monthly basis, Wyman Park shall provide Bradford with a listing of all loan approvals, which listing shall indicate the loan amount, loan type and other material features of the loan; and

          (iv).....Stockholders'  Meeting.  Subject to delays, if any, which may
                   ----------------------
               be occasioned by the review of proxy materials by a Regulatory Authority, Parent shall mail proxy materials relating to this Agreement and the transactions contemplated hereby to the stockholders of Parent within thirty (30) days after the completion of the audit of Parent's financial statements for the year ended June 30, 2002, or as soon as is practicable, and, if consistent with its fiduciary obligation at the time and subject to Section 5.06, its Board of Directors shall recommend approval of this Agreement to the Parent stockholders.

     (b) From and after the date of this Agreement, Bradford, Parent and Wyman Park shall each:

          (i)......Filings  and  Approvals.  Cooperate  with  the  other  in the
                   -----------------------
               preparation and filing, as soon as practicable, of (A) the Applications, (B) the Proxy Statement, (C) all other documents necessary to obtain any other approvals and consents required to effect the completion of the Merger, and the transactions contemplated by this Agreement, (D) all other documents contemplated by this Agreement;

          (ii).....Public  Announcements.  Cooperate and cause their  respective
                   ---------------------
               officers, directors, employees and agents to cooperate in good faith, consistent with their respective legal obligations, in the preparation and distribution of, and agree upon the form and substance of, any press release related to this Agreement and the transactions contemplated hereby, and any other public disclosures related thereto, including without limitation communications to stockholders, internal announcements and customer disclosures, and neither Bradford nor Parent shall issue, or cause to be issued, any such press release or make any such public statement without the prior consent of the other party, which consent shall not be unreasonably withheld; provided, however, that nothing contained herein shall prohibit either party from making any disclosure which its counsel deems necessary, provided that the disclosing party notifies the other party reasonably in advance of the timing and contents of such disclosure;

          (iii)....Maintenance   of   Insurance.   Maintain,   and  cause  their
                   ----------------------------
               respective Subsidiaries to maintain, insurance in such amounts as are reasonable to cover such risks as are customary in relation to the character and location of its properties and the nature of its business;

          (iv).....Maintenance of Books and Records.  Maintain,  and cause their
                   --------------------------------
               respective Subsidiaries to maintain, books of account and records in accordance with GAAP applied on a basis consistent with those principles used in preparing the financial statements heretofore delivered; or

          (v)......Taxes.  File  all  federal,  state,  and  local  tax  returns
                   -----
               required to be filed by them or their respective Subsidiaries on or before the date such returns are due (including any extensions) and pay all taxes shown to be due on such returns on or before the date such payment is due.

     Section 5.11......Employee and Termination Benefits.

     (a) Except as provided in the next sentence and in Sections 5.11(c), 5.11(d) and 5.11(e) hereof, as of or after the Closing Date, and at Bradford's election and subject to the requirements of the Code and ERISA, the Compensation and Benefit Plans may be continued and maintained separately, consolidated, or terminated. Notwithstanding the foregoing, the ESOP and the Wyman Park 401(k) Plan will be terminated by Parent and/or Wyman Park prior to the Closing Date, and Parent and/or Wyman Park will withdraw from the Financial Institutions Retirement Fund as adopted by Wyman Park before the Closing Date (or as soon thereafter as is practicable, if it is not practicable due to the requirements of applicable law to withdraw prior to the Closing
          Date). Wyman Park employees who continue employment with Bradford following the Closing Date ("Continuing Employees") shall, to the extent determined by Bradford, participate in Bradford's employee benefit plans as of the first entry date coincident with or following the Closing Date (or such later date determined by Bradford), with recognition of prior service with Wyman Park for purposes of eligibility to participate and vesting, but not benefit accrual.

     Continuing Employees shall be enrolled in the Bradford medical, dental, life insurance and disability insurance programs available to other Bradford Federal employees immediately upon the termination of the Wyman Park plans (or as soon thereafter as is practicable, if it is not practicable to enroll such Continuing Employees immediately) without such Continuing Employees incurring any uninsured waiting periods or pre-existing conditions exclusions for such Continuing Employees and dependents participating in such similar Wyman Park plans at such time. Further, any plan year deductibles under such plans incurred as of the date of termination of the respective Wyman Park plans shall be credited to the first plan year deductibles under the comparable Bradford plans upon enrollment in such Bradford plans. The terms of this paragraph shall be operative only to the extent that the insurance carrier of each plan agrees, under reasonable conditions, to such terms.

     (b) At and for a period of six months following the Closing Date, any person who is an employee of Parent or Wyman Park five (5) business days prior to the Closing Date (other than an employee who is a party to an employment or change in control agreement) and whose employment is terminated by Bradford (other than by voluntary termination or termination for cause) during the period ending six (6) months after the Closing Date, shall be provided with severance benefits equal to two (2) weeks pay for every year of service with Parent or Wyman Park, up to a maximum of twenty-six (26) weeks. The benefits shall be paid within ten (10) days of the date of termination of employment.

     (c)  The  employment-related  agreements  identified in Disclosure Schedule
          3.21 will be honored by Bradford, and Bradford will provide written notice to each individual who is a party to any such employment-related agreement of Bradford's assumption of the employment-related agreement, in accordance with the terms of such employment-related agreement. The payments that would be required to be made under those agreements as a result of the transactions contemplated by this agreement and/or the termination of the employment of the individuals covered by such employment-related agreements are set forth in Disclosure Schedule 3.21 (which payments, if applicable, shall be made by Wyman Park, or if requested by Bradford, by Bradford), shall be in complete satisfaction of all of the individual's rights under the employment-related agreement, neither Bradford, Parent nor

Wyman Park shall have further obligation under the employment-related agreements, and each individual shall execute a cancellation agreement and release, in form and substance reasonably satisfactory to Bradford and Parent in connection with such payments. To the extent that Bradford has notified Parent prior to the Closing Date that employees with employment agreements or change in control severance agreements will not be retained by Bradford after the Closing Date, or to the extent that Parent has notified Bradford prior to the Closing Date that employees with employment agreements or change in control severance agreements shall resign on the Closing Date, then Parent shall make such termination payments in accordance with such agreements as of the Closing Date (which payments, at the request of Bradford, may be made by Bradford).

     (d)  The following shall apply to the ESOP:

          (i)......Parent  and/or  Wyman Park shall take all steps  necessary to provide the trustees of the ESOP with the appropriate amount of proxy materials to be used by Parent in connection with the transactions contemplated hereby pursuant to Section 5.10(a)(iv), as such trustees deem appropriate to comply with the requirements of ERISA and the terms of the ESOP, and Parent shall cause its transfer agent to cooperate with the ESOP trustees in connection with the distribution to the ESOP participants of such proxy materials and, as requested by the trustees, any additional communications required under ERISA and the terms of the ESOP; provided, however, that prior to the mailing of any such additional communications to the participants of the ESOP, Bradford shall have a reasonable opportunity to review such additional communications.

          (ii).....The  outstanding ESOP  indebtedness  shall be repaid from the
               Merger Consideration received by the ESOP in exchange for its unallocated shares of Parent Common Stock. If the Merger Consideration received by the ESOP with respect to its unallocated shares of Parent Common Stock exceeds the balance of the outstanding ESOP indebtedness, the balance of such Merger Consideration (after repayment of the outstanding ESOP indebtedness) shall be allocated and distributed to the ESOP participants in accordance with the terms of the ESOP (as amended pursuant to (iii) below). However, if the Merger Consideration received by the ESOP with respect to its unallocated shares of Parent Common Stock is less than the balance of the outstanding ESOP indebtedness, Bradford will repay any such outstanding ESOP indebtedness.

          (iii)....The  ESOP shall be amended by Parent  and/or Wyman Park prior to the Closing Date in a manner reasonably satisfactory to Bradford to address issues required to be addressed by amendment prior to the termination of the ESOP. The amendment shall include the following:

               (A) The amendment shall clarify that, as set forth in (ii) above, the outstanding ESOP indebtedness shall be repaid from the Merger Consideration received by the ESOP in exchange for its unallocated shares of Parent Common Stock.

               (B)  The amendment  shall provide that the  provisions of Section
                    13.2 of the ESOP (as amended by amendment dated November 17,
                    1999) relating to payments to ESOP participants in respect of amounts which could not be allocated due to the limitations of IRC Section 415, shall become operative only if the IRS approves a reversion from the ESOP to Bradford of such excess amounts.

               (C) The amendment shall provide that an IRS determination letter will be sought in connection with the ESOP termination, and that final distributions will not be made until such a letter is obtained.

               (D) The amendment shall provide that the ESOP will be converted to a profit sharing plan, and thus, any distributions from the ESOP on or after the Closing Date will be made in cash, and not employer securities.

               (E) The amendment shall provide that the ESOP is terminated effective prior to the Closing Date.

          (iv).....Parent  and/or Wyman Park may, to the extent  permitted under the Code, and in accordance with their past practices, make contributions to the ESOP in an amount equal to the normal contribution amount for the plan year ending June 30, 2002, and make pro-rata contributions to the ESOP with respect to the period beginning July 1, 2002 to the Closing Date proportionately with the normal contribution amount for the plan year.

          (v)......Parent   and/or  Wyman  Park  shall  provide  to  Bradford  a
               favorable IRS determination letter with respect to the ESOP that takes into account all of the requirements of GUST.

     (e)  The following shall apply to the Wyman Park 401(k) Plan:

          (i)......Parent or Wyman Park shall  provide to Bradford  prior to the
               Closing Date a signed copy of the adoption agreement for the Wyman Park 401(k) Plan, and the most recent IRS determination letter issued directly to the Wyman Park 401(k) Plan (not to the prototype sponsor), if any.

          (ii).....The  Wyman Park  401(k)  Plan shall be  terminated  by Parent and/or Wyman Park prior to the Closing Date.

          (iii)....Parent and/or Wyman Park may make  contributions to the Wyman
               Park 401(k) Plan with respect to the period ending on the Closing Date in accordance with the terms of the Wyman Park 401(k) Plan as currently in effect and consistent with its past practice, subject to Parent's and/or Wyman Park's right to make contributions accrued through the Closing Date as if the Closing Date were the last day of the plan year.

          (iv).....Parent  and/or  Wyman Park shall take all steps  necessary to provide the plan sponsor of the Wyman Park 401(k) Plan with the appropriate amount of proxy materials to be used by Parent in connection with the transactions contemplated hereby pursuant to
               Section 5.10(a)(iv), as such plan sponsor deems appropriate to comply with applicable law and the terms of the Wyman Park 401(k) Plan, and Parent shall cause its transfer agent to cooperate with the plan sponsor in connection with the distribution to the Wyman Park 401(k) participants whose accounts are invested in employer securities of such proxy materials and, as requested by the plan sponsor, any additional communications required under applicable law and the terms of the Wyman Park 401(k) Plan; provided,
                                                                       ---------
               however,  that  prior  to  the  mailing  of any  such  additional
               -------
               communications to such participants, Bradford shall have a reasonable opportunity to review such additional communications.

          (v)......Prior to the Closing  Date,  the Wyman Park 401(k) Plan shall be amended to provide that, effective as of the Closing Date, employer securities will not be available as an investment option under the Wyman Park 401(k) Plan.

     (f) Prior to the Closing Date, Parent and/or Wyman Park shall obtain and provide to Bradford a written statement from the administrator of the Financial Institutions Retirement Fund (the "Fund") setting forth the amount that will be required to be paid to the Fund in connection with the termination of Parent and/or Wyman Park's participation in the Fund. Such amount shall not exceed $100,000. The statement shall provide information as of an estimated Closing Date to be determined by mutual agreement of Bradford and Parent and/or Wyman Park and shall set forth the basis for the determination of the liability set forth therein, including any actuarial or other assumptions.

     (g) Prior to the Closing Date, Wyman Park and Ernest A. Moretti shall execute an amendment to the Executive Supplemental Retirement Plan and Compensation Continuation Agreement (the "SERP") in form and substance reasonably satisfactory to Bradford and Parent such that as of the Closing Date all future benefit accruals under the SERP shall cease and the total benefit payable to Mr. Moretti thereunder shall be fixed at $707,216, which amount shall be payable in a lump sum, or in non-annuity installments, at the time otherwise provided under the terms of the SERP.

     (h) Prior to the Closing Date, Wyman Park and each of Joanne E. Sheckells, Ronald W. Robinson and Charmaine M. Snyder (each, an "Executive") shall execute an amendment to such Executive's Change in Control Protective Agreement, dated November 17, 1999 (each, a "Change in Control Agreement"), in form and substance reasonably satisfactory to Bradford and Parent, limiting the required funding of the rabbi trust provided for thereunder to the maximum benefits payable to the Executive thereunder and immediately renewing such Change in Control Agreement for a term expiring June 30, 2003.

     Section 5.12......Directors.

     At the Closing Date, two (2) of the existing directors of Parent shall be appointed to the Board of Directors of Bradford.

     Section 5.13......Duty to Advise.

     Bradford shall promptly advise Parent of any change or event having a Material Adverse Effect on it or which it believes would or would be reasonably likely to cause or constitute a material breach of any of its representations, warranties or covenants set forth herein or materially delay the consummation of the transactions contemplated hereby.

     Section 5.14......Reduction of Merger Consideration.

     (a) If the amount set forth on Schedule 3.14(c) with respect to the required payments by Wyman Park as a result of the termination of its participation in the Financial Institutions Retirement Fund shall exceed $100,000, the aggregate amount of the Merger Consideration to be paid to the stockholders of Parent pursuant to Section 2.02 and the holders of Parent Options pursuant to Section 2.04 shall be reduced by the amount of such excess (net of any tax deduction to which Parent and/or Wyman Park is entitled with respect to the payment of such excess), and the reduction of the per share Merger Consideration shall be determined by dividing such excess amount by (i) the number of shares of Parent Common Stock to be converted pursuant to Sections
          2.02 plus (ii) the number of shares of Parent Common Stock represented by Parent Options to be exchanged for cash pursuant to 2.04 hereof.

     (b) If a reduction of the Merger Consideration is required pursuant to this Section 5.14, Bradford will not have any other rights or claims against Parent or Wyman Park, their Subsidiaries, and their respective officers and directors, under this Agreement with respect to any breach of the representation set forth in Section 3.14(c) (as modified by Disclosure Schedule 3.14(c)) with respect to the required payments by Wyman Park as a result of the termination of its participation in the Financial Institutions Retirement Fund or the covenant set forth in Section 5.11(f), it being agreed that the reduction in the Merger Consideration pursuant to this Section 5.14 will constitute the sole and exclusive remedy of Bradford against Parent and Wyman Park, their Subsidiaries and their respective officers and directors with respect to the aforementioned breaches.

                                   ARTICLE VI

                                   CONDITIONS

     Section 6.01......Conditions to Parent's and Wyman Park's Obligations under this Agreement.

     The obligations of Parent and Wyman Park hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Parent and Wyman Park pursuant to Section 8.03 hereof:

     (a)  Corporate  Proceedings.  All action required to be taken by, or on the
          ----------------------
          part of, Bradford to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Bradford; and Wyman Park and Parent shall have received certified copies of the resolutions evidencing such authorizations;

     (b)  Covenants.  The obligations and covenants of Bradford required by this
          ---------
          Agreement to be performed by Bradford at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

     (c)  Insurance  Coverage.   Bradford  shall  have  obtained  the  insurance
          -------------------
          coverage as provided in Section 5.05(d) and shall provide Parent with written proof thereof.

     (d)  Representations  and  Warranties.  Each  of  the  representations  and
          --------------------------------
          warranties of Bradford set forth in this Agreement which is qualified as to materiality shall be true and correct and each such representational warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and as of the Closing Date as though made on and as of the Closing Date (except as to any representation or warranty which specifically relates to an earlier date);

     (e)  Approvals of  Regulatory  Authorities.  The parties to this  Agreement
          -------------------------------------
          shall have received all required approvals from the Regulatory Authorities with respect to the Mergers; and all notice and waiting periods required thereunder shall have expired or been terminated;

     (f)  No  Injunction.  There  shall not be in effect  any  order,  decree or
          --------------
          injunction of a court or agency of competent jurisdiction that enjoins or prohibits consummation of the transactions contemplated hereby;

     (g)  Approval  of Parent's  Stockholders.  This  Agreement  shall have been
          -----------------------------------
          approved by the stockholders of Parent by such vote as is required under applicable law, and Parent's Charter and Bylaws;

     (h)  Officer's  Certificate.  Bradford shall have delivered to Wyman Park a
          ----------------------
          certificate, dated the Closing Date and signed, without personal liability, by its president, to the effect that the conditions set forth in subsections (a) through (f) of this Section 6.01 have been satisfied; and

     (i)  Funds Deposited with the Exchange Agent. Bradford shall have deposited
          ---------------------------------------
          or caused to be deposited, in trust with the Exchange Agent, an amount of cash equal to the aggregate Merger Consideration that the holders of Parent Common Stock shall be entitled to receive on the Closing Date pursuant to Section 2.02, Section 2.04 and Section 2.05 of this Agreement and shall provide Parent with sufficient evidence of the same.

     Section   6.02......Conditions   to  Bradford's   Obligations   under  this
     Agreement.

     The obligations of Bradford hereunder shall be subject to satisfaction at or prior to the Closing Date of each of the following conditions, unless waived by Bradford pursuant to Section 8.03 hereof:

     (a)  Corporate  Proceedings.  All action required to be taken by, or on the
          ----------------------
          part of, Parent and Wyman Park to authorize the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated by this Agreement, shall have been duly and validly taken by Parent and Wyman Park; and Bradford shall have received certified copies of the resolutions evidencing such authorizations;

     (b)  Covenants.  The  obligations  and  covenants of Parent and each Parent
          ---------
          Subsidiary required by this Agreement to be performed at or prior to the Closing Date shall have been duly performed and complied with in all material respects;

     (c)  Representations  and  Warranties.  Each  of  the  representations  and
          --------------------------------
          warranties of Parent, Wyman Park and each Parent Subsidiary set forth in this Agreement which is qualified as to materiality shall be true and correct and each such representation and warranty that is not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement, and as of the Closing Date as though made on and as of the Closing Date (except as to any representation or warranty which specifically relates to an earlier date);

     (d)  Approvals of Regulatory  Authorities.  All required approvals from the
          ------------------------------------
          Regulatory Authorities with respect to the Mergers shall have been received; and all notice and waiting periods required thereunder shall have expired or been terminated; provided, however, that no approval or consent referred to herein shall be deemed to have been received if it shall include any condition or requirement that, in the aggregate, would so materially reduce the economic or business benefits of the Mergers to Bradford that had such condition or requirement been known, Bradford, in its reasonable judgment, would not have entered into this Agreement.

     (e)  No  Injunction.  There  shall not be in effect  any  order,  decree or
          --------------
          injunction of a court or agency of competent jurisdiction that enjoins or prohibits consummation of the transactions contemplated hereby;

     (f)  No Material Adverse Effect.  Since June 30, 2001, there shall not have
          --------------------------
          occurred any Material Adverse Effect with respect to Parent or Wyman Park; and

     (g)  Officer's  Certificate.  Parent and Wyman Park shall have delivered to
          ----------------------
          Bradford, certificates, dated the Closing Date and signed, without personal liability, by their respective chairman of the board or president, to the effect that the conditions set forth in subsections
          (a) through (f) of this Section 6.02 have been satisfied.

                                   ARTICLE VII

                        TERMINATION, WAIVER AND AMENDMENT

     Section 7.01......Termination.

     This Agreement may be terminated at any time prior to the Closing Date:

     (a)  by  mutual  written  consent  of  the  parties   authorized  by  their
          respective boards of directors;

     (b) by Bradford, or Parent or Wyman Park (i) if the Closing Date shall not have occurred on or prior to February 28, 2003, (ii) if a vote of the stockholders of Parent is taken and such stockholders fail to approve this Agreement at the meeting of stockholders (or any adjournment thereof) of Parent contemplated by Section 5.04(b) hereof, or (iii) any applicable regulatory authority formally disapproves the issuance of any required regulatory approval, unless in the case of clauses (i) and (ii) of this Section 7.01(b) such failure is due to the failure of the party seeking to terminate this Agreement to perform or observe its agreements set forth herein to be performed or observed by such party on or before February 28, 2003.

     (c) by Bradford if (i) at the time of such termination any of the representations and warranties of Parent or Wyman Park contained in this Agreement shall not be true and correct to the extent that the condition set forth in Section 6.02(b) or (c) hereof cannot be satisfied, (ii) there shall have been any material breach of any covenant, agreement or obligation of Parent or Wyman Park hereunder and such breach shall have not been remedied by Parent or Wyman Park within fifteen (15) business days after receipt by them of notice in writing from Bradford specifying the nature of such breach and requesting that it be remedied, (iii) any applicable Regulatory Authority approves the transactions contemplated but with conditions attached such that the requirements of Section 6.02(d) are not satisfied, (iv) Parent has received a Superior Proposal, and in accordance with Section 5.06 of this Agreement, the Board of Directors of Parent has entered into an acquisition agreement with respect to the Superior Proposal, terminated this Agreement or withdrawn its recommendation of this Agreement, failed to make such recommendation or modified or qualified its recommendation in a manner adverse to Bradford, or (v) any event occurs such that a condition set forth in
          Section 6.02 hereof which must be fulfilled before Bradford is obligated to consummate the Mergers cannot be fulfilled and non-fulfillment is not waived by Bradford.

     (d) by Parent or Wyman Park if (i) at the time of such termination any of the representations and warranties of Bradford contained in this Agreement shall not be true and correct to the extent that the condition set forth in Section 6.01(b) or (d) hereof cannot be satisfied, (ii) there shall have been any material breach of any covenant, agreement or obligation of Bradford hereunder and such breach shall not have been remedied within fifteen (15) business days after receipt by Bradford of notice in writing from Parent specifying the nature of such breach and requesting that it be remedied, (iii) any event occurs such that a condition set forth in Section 6.01 hereof which must be fulfilled before Parent is obligated to consummate the Merger cannot be fulfilled and non-fulfillment is not waived by Parent, or (iv) Parent has received a Superior Proposal, and in accordance with Section 5.06 of this Agreement, the Board of Directors of Parent has made a determination to accept such Superior Proposal; provided that Parent shall not terminate this Agreement pursuant to this Section 7.01(d)(iv) and enter in a definitive agreement with respect to the Superior Proposal until the expiration of three (3) business days following Bradford's receipt of written notice advising Bradford that Parent has received a Superior Proposal, specifying the material terms and conditions of such Superior Proposal (and including a copy thereof with all accompanying documentation, if in writing) identifying the person making the Superior Proposal and stating whether Parent intends to enter into a definitive agreement with respect to the Superior Proposal. After providing such notice, Parent shall provide a reasonable opportunity to Bradford during the three-day period to make such adjustments in the terms and conditions of this Agreement as would enable Parent to proceed with the Mergers on such adjusted terms.

     Section 7.02......Effect of Termination.

     Except as otherwise provided in this Agreement, if this Agreement is terminated pursuant to Section 7.01 hereof, this Agreement shall forthwith become void (other than Section 8.01 (Expenses), Sections 5.02 (Access; Confidentiality) and the last sentences of 5.10(a)(ii) (Systems Conversion), which shall remain in full force and effect), and there shall be no further liability on the part of Bradford, Parent or Wyman Park to the other, except that no party shall be relieved or released from any liabilities or damages arising out of its willful or fraudulent breach of any provision of this Agreement.

                                  ARTICLE VIII

                                  MISCELLANEOUS

     Section 8.01......Expenses.

     (a) Except as provided herein, each party hereto shall bear and pay all costs and expenses incurred by it in connection with the transactions contemplated hereby, including fees and expenses of its own financial consultants, accountants and counsel. Section 8.01(a) shall not be construed to relieve or release a breaching party from any liability or damages arising out of its willful breach of any provision of this Agreement.

     (b) As a condition of Bradford's willingness, and in order to induce Bradford to enter into this Agreement and to reimburse Bradford for incurring the costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement, Parent and Wyman Park hereby agree to pay Bradford, and Bradford shall be entitled to payment of a fee of, five hundred fifty thousand dollars ($550,000) (the " Bradford Termination Fee"), within five (5) business days after written demand for payment is made by Bradford, following the occurrence of any of the events set forth below:

          (i)......Parent   terminates   this  Agreement   pursuant  to  Section
               7.01(d)(iv) or Bradford  terminates  this  Agreement  pursuant to
               Section 7.01 (c)(iv); or

          (ii).....the  entering into a definitive  agreement by Parent relating to an Acquisition Proposal or the consummation of an Acquisition Proposal involving Parent within seven (7) months after the occurrence of any of the following: (i) the termination of the Agreement by Bradford pursuant to Section 7.01(c)(ii); or (ii) the failure of the stockholders of Parent to approve this Agreement after the occurrence of an Acquisition Proposal.

     If demand for payment of the Bradford Termination Fee is made pursuant to this Section 8.01(b) and payment is timely made, then Bradford will not have any other rights or claims against Parent or Wyman Park, their Subsidiaries, and their respective officers and directors, under this Agreement, it being agreed that the acceptance of the Bradford Termination Fee under this Section 8.01(b) will constitute the sole and exclusive remedy of Bradford against Parent and Wyman Park, their Subsidiaries and their respective officers and directors.

          (c)......As  a  condition  of  Parent's  willingness,  and in order to induce Parent to enter into this Agreement and to reimburse Parent for incurring the costs and expenses related to entering into this Agreement and consummating the transactions contemplated by this Agreement, Bradford hereby agrees to pay Parent, and Parent shall be entitled to payment of a fee of, two hundred thousand dollars ($200,000) (the "Wyman Termination Fee"), within five (5) business days after written demand for payment is made by Parent, following the termination of this Agreement by Bradford pursuant to Section 7.01(c)(iii).

     If demand for payment of the Wyman Termination Fee is made pursuant to this
Section 8.01(c) and payment is timely made, then Parent and Wyman will not have any other rights or claims against Bradford, its Subsidiaries, and its officers and directors, under this Agreement, it being agreed that the acceptance of the Wyman

Termination Fee under this Section 8.01(c) will constitute the sole and exclusive remedy of Parent and Wyman against Bradford, its Subsidiaries and its officers and directors.

     Section 8.02......Survival of Representations and Warranties .

     All representations and warranties shall terminate on the Closing Date.

     Section 8.03......Amendment, Extension and Waiver.

     Subject to applicable law, at any time prior to the consummation of the transactions contemplated by this Agreement, the parties may (a) amend this Agreement, (b) extend the time for the performance of any of the obligations or other acts of either party hereto, (c) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto, or (d) waive compliance with any of the agreements or conditions contained in Articles V and VI hereof or otherwise. This Agreement may not be amended except by an instrument in writing authorized by the respective Boards of Directors and signed, by duly authorized officers, on behalf of the parties hereto. Any agreement on the part of a party hereto to any extension or waiver shall be valid only if set forth in an instrument in writing signed by a duly authorized officer on behalf of such party, but such waiver or failure to insist on strict compliance with such obligation, covenant, agreement or condition shall not operate as a waiver of, or estoppel with respect to, any subsequent or other failure.

     Section 8.04......Entire Agreement.

     This Agreement, including the documents and other writings referred to herein or delivered pursuant hereto, contains the entire agreement and understanding of the parties with respect to its subject matter. This Agreement supersedes all prior arrangements and understandings between the parties, both written and oral with respect to its subject matter, except as expressly referenced herein, including, without limitation, the Confidentiality Agreement referenced in Section 5.02. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors; provided, however, that nothing in this Agreement, expressed or implied, is intended to confer upon any party, other than the parties hereto and their respective successors, any rights, remedies, obligations or liabilities other than pursuant to Sections 2.02, 2.03, 5.05 and 5.11(c), (d) and (e).

     Section 8.05......No Assignment.

     Notwithstanding anything to the contrary in this Agreement, neither party hereto may assign any of its rights or obligations hereunder to any other person, without the prior written consent of the other party hereto.

     Section 8.06......Notices.

     All notices or other communications hereunder shall be in writing and shall be deemed given if delivered personally, mailed by prepaid registered or certified mail (return receipt requested), or sent by telecopy, addressed as follows:

          (a)  If to Bradford to:

                  Bradford Bank
                  6900 York Road
                  Baltimore, Maryland  21212-1550
                  Attention:        Dallas Arthur
                                    President
     with a copy to:

                  Venable, Baetjer and Howard, LLP
                  1800 Mercantile Bank & Trust Building
                  2 Hopkins Plaza
                  Baltimore, MD  21201
                  Attention:        Elizabeth R. Hughes, Esq.
                  Phone:  (410) 244-7400
                  Fax:  (410) 244-7742
                  Email:  bhughes@venable.com

     (b) If to Parent or Wyman Park, to:

                  Wyman Park Federal Savings & Loan Association
                  11 West Ridgely Road
                  Lutherville, MD  21093-5113
                  Attention:        Ernest A. Moretti
                                    President

     with a copy to:

                  Kutak Rock LLP
                  1101 Connecticut Avenue, N.W.
                  Suite 1000
                  Washington, DC  20036
                  Attention:        Paul D. Borja, Esq.
                  Phone:  (202) 828-2400
                  Fax:  (202) 828-2488
                  Email:  paul.borja@kutakrock.com

     Section 8.07......Captions; Interpretation.

          (a) The captions contained in this Agreement are for reference purposes only and are not part of this Agreement.

          (b) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section references are to this Agreement unless otherwise specified. Whenever the words "include" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The table of contents and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. No provision of this Agreement shall be construed to require Bradford, Parent, Wyman Park, or any of their respective officers, directors, Subsidiaries or affiliates to take any action which would violate or conflict with any applicable law (whether statutory or common), rule or regulation.

     Section 8.08......Counterparts.

     This Agreement may be executed in any number of counterparts, and each such counterpart shall be deemed to be an original instrument, but all such counterparts together shall constitute one and the same agreement and shall become effective when counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

     Section 8.09......Severability.

     If any provision of this Agreement or the application thereof to any person or circumstance shall be invalid or unenforceable to any extent, the remainder of this Agreement and the application of such provisions to other persons or circumstances shall not be affected thereby and shall be enforced to the greatest extent permitted by law.

     Section 8.10......Governing Law.

     This Agreement shall be governed by and construed in accordance with the laws of the State of Maryland, without regard to conflict of law principles.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized officers as of the day and year first above written.


         ATTEST:                                 BRADFORD BANK




         /s/ Jean Quinn                          By:       /s/ Dallas Arthur
         ---------------------------                       ---------------------
         Jean Quinn                                        Dallas Arthur
         Secretary                                         President




                                                 WYMAN PARK BANCORPORATION, INC.




         /s/ Charmaine Snyder                    By:       /s/ Ernest A. Moretti
         ---------------------------                       ---------------------
         Charmaine Snyder                                  Ernest A. Moretti
         Secretary                                         President





                                                 WYMAN PARK FEDERAL SAVINGS
                                                 & LOAN ASSOCIATION




         /s/ Charmaine Snyder                    By:       /s/ Ernest A. Moretti
         ---------------------------                       ---------------------
         Charmaine Snyder                                  Ernest A. Moretti
         Secretary                                         President

                                    EXHIBIT A

                                SUPPORT AGREEMENT

     THIS SUPPORT AGREEMENT (the "Agreement") dated as of July 9, 2002, between Bradford Bank, a federally-chartered savings bank ("Bradford"), and each of the individuals listed on Schedule A attached hereto (collectively, the "Stockholders").

     WHEREAS, the Stockholders (i) collectively possess the sole or joint right to vote, or direct the voting of, an aggregate of 257,287 shares of common stock, $.01 par value ("Shares"), of Wyman Park Bancorporation, Inc., a Delaware corporation ("Parent"), which constitute approximately 31.3% of the outstanding capital stock of Parent, no other shares of any other class of capital stock of Parent being issued or outstanding, and (ii) individually possess the right to vote, or direct the voting of, the number of Shares set forth opposite such Stockholder's name on Schedule A hereto; and

     WHEREAS, the Stockholders (i) collectively possess the sole or joint power to dispose of, or to direct the disposition of, an aggregate of 257,287 Shares, which constitute approximately 31.3% of the outstanding capital stock of Parent, and (ii) individually possess the power to dispose of, or direct the disposition of, the number of Shares set forth opposite such Stockholder's name on Schedule A hereto; and

     WHEREAS, Bradford has entered into an Agreement and Plan of Merger with Parent and Parent's wholly owned subsidiary, Wyman Park Federal Savings & Loan Association ("Wyman Park"), dated July 9, 2002 (the "Merger Agreement"), pursuant to which Bradford would acquire Parent and Wyman Park through the conversion of each outstanding Share into the right to receive $14.55 pursuant to a merger of Parent into a to-be-formed subsidiary of Bradford, with the subsequent mergers of both Parent and Wyman Park into Bradford (collectively, the "Merger"); and

     WHEREAS, as a condition to entering into the Merger Agreement, Bradford has requested that the Stockholders agree, and the Stockholders have agreed, to support the Merger.

     NOW, THEREFORE, to induce Bradford to enter into the Merger Agreement and in consideration of the mutual covenants and agreements set forth herein and in the Merger Agreement, and intending to be legally bound hereby, the parties hereto agree as follows:

          1.   Representations  of  Stockholders.   Each  of  the  Stockholders,
               ---------------------------------
               severally, and not jointly, represents that:

               (a) (1) such Stockholder possesses the sole or joint right to vote, or direct the voting of, all of the Shares set forth on Schedule A opposite the Stockholder's name, (2) such number of Shares constitutes all of the Shares with respect to which the Stockholder possesses the sole or joint right to vote, or direct the voting of, as the case may be, and
                    (3) such Stockholder has good and merchantable title to all of the Shares indicated on said list opposite the Stockholder's name, free of all restrictions and encumbrances of every kind and character, except as indicated on Schedule A.

               (b) (1) such Stockholder possesses the sole or joint power to dispose of, or direct the disposition of, the Shares set forth on Schedule A opposite the Stockholder's name, (2) such number of Shares constitutes all of the Shares with respect to which the Stockholder possesses or will possess the sole or joint power to dispose of or direct the disposition of, and (3) such Stockholder has good and merchantable title to all of the Shares indicated on said list opposite the Stockholder's name free of all restrictions and encumbrances of any kind or character except as indicated on Schedule A.

               (c) such Stockholder does not own, of record or beneficially, any Shares that are not reflected on Schedule A. For the purposes of this Agreement, beneficial ownership has the meaning set forth in Rule 13d-3 of the Securities Exchange Act of 1934, as amended.

               (d) such Stockholder has full right, power and authority to enter into, deliver and perform this Agreement; this Agreement has been duly executed and delivered by such Stockholder; and this Agreement constitutes the legal, valid and binding obligation of the Stockholder, and is enforceable in accordance with its terms.

          2.   Covenants of Stockholders.  Each of the  Stockholders,  severally
               -------------------------
               and not jointly, covenants as follows:

               (a)  Restrictions  on  Transfer.  Subject  to the  provisions  of
                    --------------------------
                    Section 5.06 of the Merger Agreement with respect to the fiduciary obligations, as directors, of Stockholders who are also directors of Parent, with respect to Shares listed on Schedule A, during the term of this Agreement, such Stockholder shall not pledge, hypothecate, grant a security interest in, sell, transfer or otherwise dispose of or encumber any of such Shares and will not enter into any agreement, arrangement or understanding (other than a proxy for the purpose of voting his or her Shares in accordance with Subparagraph 2(c) hereof) which would, during that term
                    (i) restrict, (ii) establish a right of first refusal to, or
                    (iii) otherwise relate to the transfer or voting of such Shares.

               (b)  Other  Restrictions.  Subject to the  provisions  of Section
                    -------------------
                    5.06 of the Merger Agreement with respect to the fiduciary obligations, as directors, of Stockholders who are also directors of Parent, during the term of this Agreement, such Stockholder shall not, directly or indirectly, solicit, initiate or encourage inquiries or proposals from, or participate in any discussions or negotiations with, or provide any information to, any individual, corporation, partnership, or other person, entity or group (other than Bradford and its affiliates, officers, employees, representatives and agents) concerning any sale of assets, sale of shares of capital stock, merger, consolidation, share exchange or similar transactions involving Parent and Wyman Park, and such Stockholder will use all commercially reasonable efforts to assure that Parent and Wyman Park take no such steps. Such Stockholder shall promptly advise Bradford of, and communicate to Bradford the terms of, any such inquiry or proposal addressed either to such Stockholder or to Parent or Wyman Park that such Stockholder receives or of which such Stockholder has knowledge.

               (c)  Merger.  With  respect  to the Shares  listed on  Schedule A
                    ------
                    pursuant to Subparagraph 1(a) hereof, each of the Stockholders shall vote such Shares in favor of the Merger Agreement, as defined therein, and the transactions contemplated thereby; each of the Stockholders, as a Stockholder, further agrees to support the effectuation of the Merger, subject to the provisions of Section 5.06 of the Merger Agreement with respect to the fiduciary obligations, as directors, of stockholders who are also directors of Parent. Notwithstanding the foregoing or anything else in this Agreement or the Merger Agreement to the contrary, the Stockholders shall not be required to exercise any options as a result of this Agreement or withdraw any shares from any plan in connection with this Agreement.

               (d)  Additional  Shares.  The provisions of subparagraphs (a) and
                    ------------------
                    (c) above shall apply to all Shares currently owned and hereafter acquired, of record or beneficially, by each of the Stockholders.

          3.   Termination.  This Agreement shall terminate upon the termination
               -----------
               of the Merger Agreement.

          4.   Governing Law. This  Agreement  shall in all respects be governed
               -------------
               by and construed under the laws of Maryland, all rights and remedies being governed by such laws, without regard to conflict of law principles.

          5.   Benefit of Agreement.  This  Agreement  shall be binding upon and
               --------------------
               inure to the benefit of, and shall be enforceable by, the parties hereto and their respective personal representatives, successors and assigns, except that neither party may transfer or assign any of its respective rights or obligations hereunder without the prior written consent of the other party or, if by Bradford Federal, in accordance with the Merger Agreement.

          6.   Counterparts.   For  convenience  of  the  parties  hereto,  this
               ------------
               Agreement may be executed in several counterparts, each of which shall be deemed an original, all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, Bradford and the Stockholders have caused this Agreement to be duly executed as of the day and year first above written.

                                            BRADFORD BANK


                                            By: /s/ Dallas Arthur
                                                --------------------------------
                                                 Dallas Arthur
                                                 President

                                            STOCKHOLDERS
                                            ------------

                                            /s/ Ernest A. Moretti
                                            ------------------------------------
                                            Ernest A. Moretti

                                            /s/ Kathleen H. Moretti
                                            ------------------------------------
                                            Kathleen H. Moretti

                                            /s/ Allan B. Heaver
                                            ------------------------------------
                                            Allan B. Heaver

                                            /s/ H. Douglas Huether
                                            ------------------------------------
                                            H. Douglas Huether

                                            /s/ Anne Lee Huether
                                            ------------------------------------
                                            Anne Lee Huether

                                            /s/ Gilbert D. Marsiglia, Sr.
                                            ------------------------------------
                                            Gilbert D. Marsiglia, Sr.

                                            /s/ G. Scott Barhight
                                            ------------------------------------
                                            G. Scott Barhight

                                            /s/ Yvonne Barhight
                                            ------------------------------------
                                            Yvonne Barhight

                                            /s/ John K. White
                                            ------------------------------------
                                            John K. White

                                            /s/ John R. Beever
                                            ------------------------------------
                                            John R. Beever

                                            /s/ Rosemary M. Beever
                                            ------------------------------------
                                            Rosemary M. Beever

                                            /s/ Albert M. Copp
                                            ------------------------------------
                                            Albert M. Copp

                                            /s/ Laurie B. Schwartz
                                            ------------------------------------
                                            Laurie B. Schwartz

                                            /s/ Jay H. Salkin
                                            ------------------------------------
                                            Jay H. Salkin

                                            /s/ Ronald W. Robinson
                                            ------------------------------------
                                            Ronald W. Robinson

                                            /s/ Elizabeth J. Robinson
                                            ------------------------------------
                                            Elizabeth J. Robinson

                                            /s/ Charmaine M. Snyder
                                            ------------------------------------
                                            Charmaine M. Snyder

                                            /s/ Mark E. Snyder
                                            ------------------------------------
                                            Mark E. Snyder


                                                     SCHEDULE A


                                                                                Number of
                                                               Number of      Shares as to
                               Number of                      Shares as to    which Holder
                                 Shares                       which Holder     has Sole or
                              as to which     Number of      has Direct or    Shared Power
                               Holder has   Shares as to        Indirect           to
                                  Sole      which Holder        Control        Dispose or
                                Power to   has joint Power    of Power to        Direct
            Name                  Vote         to Vote            Vote         Disposition     Encumbrance
            ----                  ----         -------            ----         -----------     -----------


----------------------------- ------------- ---------------- --------------- ---------------- ---------------
Ernest A. Moretti              79,4181       1,9202             81,3383          81,3384
----------------------------- ------------- ---------------- --------------- ---------------- ---------------
Allan B. Heaver                17,1105            0              17,110           17,110
----------------------------- ------------- ---------------- --------------- ---------------- ---------------
H. Douglas Huether             20,6096       1,5007             22,1098          22,1099
----------------------------- ------------- ---------------- --------------- ---------------- ---------------
Gilbert D. Marsiglia, Sr.     14,60910            0              14,609           14,609
----------------------------- ------------- ---------------- --------------- ---------------- ---------------
G. Scott Barhight             10,10911        35012            10,45913         10,45914
----------------------------- ------------- ---------------- --------------- ---------------- ---------------
John K. White                 15,10915            0              15,109           15,109



--------------------------------------


1 Includes 10,805 shares received pursuant to Wyman Park Bancorporation, Inc. Recognition and Retention Plan (the "RRP"), 39,744 shares subject to currently exercisable options granted under the Wyman Park Bancorporation, Inc. 1999 Stock Option and Incentive Plan (the "Stock Option Plan"), 20,989 shares allocated pursuant to the Wyman Park Bancorporation, Inc. Employee Stock Ownership Plan (the "ESOP"), and 7,879 shares held in the Wyman Park Savings & Loan Employees Savings & Profit Sharing Plan and Trust (the "401(k)
2    Shares held jointly by Mr. Moretti and Kathleen H. Moretti, his spouse.
3    See Notes 1 and 2 above.
4    See Notes 1 and 2 above.
5 Includes 2,161 shares received pursuant to the RRP and 7,949 shares subject to currently exercisable options granted under the Stock Option Plan.
6 Includes 2,161 shares received pursuant to the RRP and 7,948 shares subject to currently exercisable options granted under the Stock Option Plan.
7    Shares held jointly by Mr. Huether and Anne Lee Huether, his spouse.
8    See Notes 6 and 7 above.
9    See Notes 6 and 7 above.
10 Includes 2,161 shares received pursuant to the RRP and 7,948 shares subject to currently exercisable options granted under the Stock Option Plan.
11 Includes 2,161 shares received pursuant to the RRP and 7,948 shares subject to currently exercisable options granted under the Stock Option Plan.
12   Shares held jointly by Mr. Barhight and Yvonne Barhight, his spouse.
13   See Notes 11 and 12 above.
14   See Notes 11 and 12 above.
15 Includes 2,161 shares received pursuant to the RRP and 7,948 shares subject to currently exercisable options granted under the Stock Option Plan.


                                                               Number of      Shares as to
                               Number of                      Shares as to    which Holder
                                 Shares                       which Holder     has Sole or
                              as to which      Number of     has Direct or    Shared Power
                               Holder has    Shares as to       Indirect           to
                                  Sole       which Holder       Control        Dispose or
                                Power to    has joint Power   of Power to        Direct
            Name                  Vote          to Vote           Vote         Disposition     Encumbrance
            ----                  ----          -------           ----         -----------     -----------


----------------------------- ------------- ---------------- --------------- ---------------- ---------------
John R. Beever                12,60916      7,50017            20,10918         20,10919
----------------------------- ------------- ---------------- --------------- ---------------- ---------------
Albert M. Copp                10,68920        58021            11,26922         11,26923
----------------------------- ------------- ---------------- --------------- ---------------- ---------------
Jay H. Salkin                 25,30924            0              25,309           25,309
----------------------------- ------------- ---------------- --------------- ---------------- ---------------
Ronald W. Robinson            20,73125      1,45026            22,18127         22,18128
----------------------------- ------------- ---------------- --------------- ---------------- ---------------
Charmaine M. Snyder           16,68529      1,00030            17,68531         17,68532
----------------------------- ------------- ---------------- --------------- ---------------- ---------------
Aggregate Total                242,987       14,300             257,287          257,287
----------------------------- ------------- ---------------- --------------- ---------------- ---------------


--------------------------------------

16 Includes 2,500 shares held in an IRA, 2,161 shares received pursuant to the RRP and 7,948 shares subject to currently exercisable options granted under the Stock Option Plan.
17   Shares held jointly by Mr. Beever and Rosemary M. Beever, his spouse.
18   See Notes 16 and 17 above.
19   See Notes 16 and 17 above.
20 Includes 2,161 shares received pursuant to the RRP and 7,948 shares subject to currently exercisable options granted under the Stock Option Plan.
21   Shares held jointly by Mr. Copp and Laurie B. Schwarz,  his spouse.
22   See Notes 20 and 21 above.
23   See Notes 20 and 21 above.
24 Includes 2,161 shares received pursuant to the RRP and 7,948 shares subject to currently exercisable options granted under the Stock Option Plan.
25 Includes 2,593 shares received pursuant to the RRP, 7,949 shares subject to currently exercisable options granted under the Stock Option Plan, 7,635 shares allocated pursuant to the ESOP, and 2,554 shares held in the 401(k) Plan . 26 Shares held jointly by Mr. Robinson and Elizabeth J. Robinson, his spouse.
27   See Notes 25 and 26 above.
28   See Notes 25 and 26 above.
29 Includes 1,891 shares received pursuant to the RRP, 7,949 shares subject to currently exercisable options granted under the Stock Option Plan, 6,412 shares allocated pursuant to the ESOP, and 433 shares held in the 401(k) Plan.
30   Shares held jointly by Ms.  Snyder and Mark E. Snyder,  her spouse.
31   See Notes 29 and 30 above.
32   See Notes 29 and 30 above.

                                                                      APPENDIX C


                         OPINION OF TRIDENT SECURITIES


                                 September 16, 2002


Board of Directors
Wyman Park Bancorporation, Inc.
11 W. Ridgely Road
Lutherville, Maryland  21093

Members of the Board:

     You have requested our opinion as to the fairness, from a financial point of view, to the holders of the issued and outstanding shares of common stock (the "Wyman Common Stock") of Wyman Park Bancorporation, Inc. ("Wyman"), of the consideration to be paid by Bradford Federal Savings Bank ("Bradford") pursuant to the Agreement and Plan of Merger, dated as of July 9, 2002 (the "Merger Agreement") by and between Wyman and Bradford. Unless otherwise noted, all terms used herein will have the same meaning as defined in the Merger Agreement.

     As more specifically set forth in the Merger Agreement, and subject to a number of conditions and procedures described in the Merger Agreement, at the effective time (the "Effective Time"), Wyman will be merged with and into Bradford (the "Merger"), the separate corporate existence of Wyman will cease and each share of Wyman Common Stock issued and outstanding prior to the Effective Time of the Merger will be converted into the right to receive $14.55 in cash (the "Consideration").

     Trident Securities ("Trident"), a division of McDonald Investments Inc., as part of its investment banking business, is customarily engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, competitive biddings, secondary distributions of listed and unlisted securities, private placements and valuations for estate, corporate and other purposes.

     We have acted as Wyman's financial advisor in connection with rendering our opinion set forth herein, we have among other things:

     (i) Reviewed certain publicly available information concerning Wyman, including the Annual Report for the three fiscal years ending June 30, 2001 and the Quarterly Report on Form 10-QSB for the quarters ended March 31, 2002, December 31, 2001 and September 30, 2001;

     (ii) Reviewed certain other internal information, primarily financial in nature relating to the business, earnings, assets and prospects of Wyman provided to us or publicly available for purposes of our analysis;

     (iii)Participated in meetings and telephone conferences with members of senior management of Wyman concerning the financial condition, business, assets, financial forecasts and prospects of the company, as well as other matters we believed relevant to our inquiry;

     (iv) Reviewed certain stock market information for Wyman Common Stock and compared it with similar information for certain companies, the securities of which are publicly traded;

     (v) Compared the results of operations and financial condition of Wyman with that of certain companies, which we deemed to be relevant for purposes of this opinion;

     (vi) Reviewed the financial terms, to the extent publicly available, of certain acquisition transactions, which we deemed to be relevant for purposes of this opinion;

     (vii) Reviewed the Merger Agreement and certain related documents; and

     (viii) Performed such other reviews and analyses as we have deemed appropriate.

     In our review and analysis and in arriving at our opinion, we have assumed and relied upon the accuracy and completeness of all of the financial and other information reviewed by us and have relied upon the accuracy and completeness of the representations, warranties and covenants of Wyman contained in the Merger Agreement. We have not been engaged to undertake, and have not assumed any responsibility for, nor have we conducted, an independent investigation or verification of such matters. We have not been engaged to and we have not conducted a physical inspection of any of the assets, properties or facilities of either Wyman or Bradford, nor have we made or obtained or been furnished with any independent valuation or appraisal of any of such assets, properties or facilities or any of the liabilities of either Wyman or Bradford. With respect to financial forecasts used in our analysis, we have assumed that such forecasts have been reasonably prepared by management of Wyman on a basis reflecting the best currently available estimates and judgments of the management of Wyman as to the future performance of Wyman. We have not been engaged to and we have not assumed any responsibility for, nor have we conducted any independent investigation or verification of such matters, and we express no view as to such financial forecasts or the assumptions on which they are based. We have also assumed that all of the conditions to the consummation of the Merger, as set forth in the Merger Agreement, would be satisfied and that the Merger would be consummated on a timely basis in the manner contemplated by the Merger Agreement.

     This opinion is based on economic and market conditions and other circumstances existing on, and information made available as of, the date hereof. In addition, our opinion is, in any event, limited to the fairness, as of the date hereof, from a financial point of view, of the Consideration, to the holders of Wyman Common Stock, and does not address the underlying business decision by Wyman's Board of Directors to effect the Merger, does not compare or discuss the relative merits of any competing proposal or any other terms of the Merger, and does not constitute a recommendation to any Wyman shareholder as to how such shareholder should vote with respect to the Merger. This opinion does not represent an opinion as to what the value of Wyman Common Stock may be at the Effective Time of the Merger or as to the prospects of Wyman's business or Bradford's business.

     We have acted as financial advisor to Wyman in connection with the Merger and will receive from Wyman a fee for our services in rendering this opinion, as well as Wyman's agreement to indemnify us under certain circumstances. In the past, we have also provided certain other investment banking services for Wyman and have received compensation for such services.

     In the ordinary course of business, we may actively trade securities of Wyman for our own account and for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities.

     It is understood that this opinion was prepared solely for the confidential use of the Board of Directors and senior management of Wyman and may not be disclosed, summarized, excerpted from or otherwise publicly referred to without our prior written consent. Notwithstanding the foregoing, this opinion may be included in the proxy statement to be mailed to the holders of Wyman Common Stock in connection with the Merger, provided that this opinion will be reproduced in such proxy statement in full, and any description of or reference to us or our actions, or any summary of the opinion in such proxy statement, will be in a form reasonably acceptable to us and our counsel.

     Based upon and subject to the foregoing and such other matters, as we consider relevant, it is our opinion that as of the date hereof, the Consideration is fair, from a financial point of view, to the stockholders of Wyman.

                                        Very truly yours,

                                        /s/ TRIDENT SECURITIES

                                        TRIDENT SECURITIES,
                                        a division of McDonald Investments Inc.

                                                                      APPENDIX D


                                  DELAWARE CODE
                              TITLE 8. CORPORATIONS
                       CHAPTER 1. GENERAL CORPORATION LAW
               SUBCHAPTER IX. MERGER, CONSOLIDATION OR CONVERSION


ss. 262. Appraisal rights.

(a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

(b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss.
     264 of this title:

(1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

(2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

(3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

(c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and (e) of this section, shall apply as nearly as is practicable.

(d)  Appraisal rights shall be perfected as follows:

(1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

(2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either
     (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.

                         WYMAN PARK BANCORPORATION, INC.
                              11 West Ridgley Road
                           Lutherville, Maryland 21093

                     REVOCABLE PROXY FOR THE ANNUAL MEETING
                                 OF STOCKHOLDERS
                                October 16, 2002

     The undersigned hereby constitutes and appoints Ernest A. Moretti, John K. White and G. Scott Barhight, and each of them, the proxies of the undersigned, with full powers of substitution, to attend the Annual Meeting of Stockholders of Wyman Park Bancorporation, Inc. (the "Company") to be held at the main office located at 11 West Ridgely Road, Lutherville, Maryland, on October 16, 2002 at 3:00 p.m., local time, and any adjournments thereof, and to vote all the shares of stock of the Company which the undersigned may be entitled to vote, upon the following matters.

     This proxy is solicited by the Board of Directors of the Company, will be voted in accordance with the instructions marked herein, and will be voted FOR the election of directors and as determined by a majority of the Board of Directors as to other matters, if no instructions to the contrary are marked herein.

     1. The Election of Directors: Ernest A. Moretti, John K. White and G. Scott Barhight

[ ]  FOR all nominees listed above           [ ] WITHHOLD AUTHORITY to
(except as marked to the contrary below).    vote for all nominees listed above.

(INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name below.)


     2. The adoption and approval of the Agreement and Plan of Merger dated July 9, 2002, by and among Bradford Bank, Wyman Park Bancorporation, Inc. and Wyman Park Federal Savings & Loan Association, and the transactions contemplated by that agreement:

[ ] FOR                      [ ] AGAINST                          [ ] ABSTAIN


     3. The transaction of such other business as may properly come before the Annual Meeting or any adjournments thereof.

     The undersigned hereby acknowledges receipt of a copy of the accompanying Notice of Annual Meeting of the Stockholders and Proxy Statement and the Annual Report to Stockholders for the fiscal year ended June 30, 2002, and hereby revokes any proxy heretofore given. This proxy may be revoked at any time before its exercise.

Date:
     ---------------------------------

Signature:
          ----------------------------

Signature:
          ----------------------------

Please mark, date and sign as your name appears herein and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc. you should so indicate when signing. If the signor is a corporation, please sign the full name by duly appointed officer. If a partnership, please sign in partnership name by authorized person. If shares are held jointly, each stockholder named should sign.